CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003



Prepared by Lisa Sorenson, Phone 414-636-6184

NPV Data Input Section                     IRR Calc (pool 1)           16-Aug-99
Scheduled cash flows as of the                            8.744%          Pool 1            Pool 2          Pool 3          Pool 4
----------------------------------------------------------------------------------------------------------------------------------
  end of the collection period                  (391,313,488.41)    1,603,332.13        364,182.20      341,898.29      233,376.22
Line 0 is scheduled amount                         7,801,356.48     2,456,369.95        551,572.09      407,916.00      330,892.56
  delinquent                                       5,531,018.13     1,755,852.52        429,149.99      412,059.80      355,283.24
                                                   6,292,888.88     4,629,336.52        673,711.08      340,409.73      471,312.60
                                                   6,178,687.37     5,886,550.38        852,938.71      504,589.72      412,398.43
                                                   6,549,877.43     7,168,059.23      1,237,446.51      649,389.14      400,692.81
                                                   5,599,124.19     1,954,250.37      2,083,033.70      583,327.61      294,951.15
                                                  11,728,887.23       947,821.36      1,259,883.99    2,005,658.17      380,196.04
                                                   6,044,039.29       841,623.56        163,264.77    1,870,641.90    1,929,329.20
                                                  14,469,336.82       605,293.53        101,876.82       78,350.18    1,047,967.79
                                                  19,551,134.56       626,277.63         81,907.19       49,142.03       71,498.40
                                                  23,450,395.65       588,140.66         83,763.02       59,093.27       56,684.00
                                                   8,097,611.75       426,105.68        131,127.54       84,046.43       53,847.56
                                                   5,524,121.98       776,063.46        214,669.58       50,563.86       82,828.23
                                                   5,571,124.03       591,540.72         55,415.48       81,711.10       76,347.86
                                                   5,781,966.02     2,276,066.87        239,958.11       48,238.82      176,351.09
                                                   5,757,754.54     2,994,887.51        331,640.67      120,737.87      125,786.54
                                                   6,057,843.66     3,980,141.24        559,625.25      227,377.01      110,368.62
                                                   5,144,760.40       794,529.93      1,141,519.62      220,533.70       87,381.73
                                                  10,457,010.15       256,293.32        370,793.30      883,687.37      148,493.99
                                                   5,678,703.73        82,064.73         39,467.19      880,468.95      860,882.00
                                                  14,170,346.24        49,090.59          6,503.78       32,264.26      468,876.73
                                                  19,198,808.36        39,878.65         14,311.58            0.00       16,473.84
                                                  23,041,630.90        32,814.96          4,524.48       11,054.43       13,732.69
                                                   7,767,922.51         2,578.63          9,409.59        9,265.88          684.40
                                                   5,180,140.04        16,930.92         25,800.04            0.00          684.40
                                                   5,169,577.15        30,160.45          1,838.94            0.00          684.40
                                                   5,402,025.15        97,465.24          1,838.94       20,280.67       12,398.07
                                                   5,315,366.24       113,527.33          1,838.94            0.00          684.40
                                                   5,562,394.55       119,899.82         89,088.64       21,953.09          684.40
                                                   4,707,758.31        19,838.68         39,838.02       48,534.41          684.40
                                                   9,584,364.45        24,060.16              0.00       24,070.95       33,399.63
                                                   5,180,927.58             0.00              0.00            0.00        8,151.04
                                                  13,345,422.82             0.00              0.00            0.00            0.00

                                    Page 1

                                                  18,045,607.49             0.00              0.00            0.00            0.00
                                                  21,782,339.07             0.00              0.00            0.00            0.00
                                                   6,814,608.24             0.00              0.00            0.00            0.00
                                                   4,373,791.80             0.00              0.00            0.00            0.00
                                                   4,306,308.12             0.00              0.00            0.00            0.00
                                                   4,336,181.80             0.00              0.00            0.00            0.00
                                                   4,235,875.01             0.00              0.00            0.00            0.00
                                                   4,212,914.29             0.00          1,853.94            0.00            0.00
                                                   3,373,098.70             0.00          1,838.94            0.00            0.00
                                                   7,536,129.12             0.00          1,838.94            0.00            0.00
                                                   3,795,320.22             0.00          1,838.94            0.00            0.00
                                                  11,010,093.10             0.00          1,838.94            0.00            0.00
                                                  15,251,123.35             0.00          1,838.94            0.00            0.00
                                                  18,472,571.70             0.00          1,838.94            0.00            0.00
                                                   4,367,542.68             0.00          1,838.94            0.00            0.00
                                                   2,235,205.10             0.00          1,838.94            0.00            0.00
                                                   1,873,477.21             0.00              0.00            0.00            0.00
                                                   1,551,335.06             0.00              0.00            0.00            0.00
                                                   1,338,174.06             0.00              0.00            0.00            0.00
                                                   1,457,024.39             0.00              0.00            0.00            0.00
                                                   1,160,456.33             0.00              0.00            0.00            0.00
                                                   3,786,139.76             0.00              0.00            0.00            0.00
                                                   1,442,510.91             0.00              0.00            0.00            0.00
                                                   6,632,389.86             0.00              0.00            0.00            0.00
                                                   9,958,376.91             0.00              0.00            0.00            0.00
                                                  12,009,644.97             0.00              0.00            0.00            0.00
                                                   2,153,318.14             0.00              0.00            0.00            0.00
                                                     423,639.45             0.00              0.00            0.00            0.00
                                                     248,739.37             0.00              0.00            0.00            0.00
                                                     185,713.82             0.00              0.00            0.00            0.00
                                                      79,018.37             0.00              0.00            0.00            0.00
                                                     109,450.51             0.00              0.00            0.00            0.00
                                                       6,995.43             0.00              0.00            0.00            0.00
                                                      54,018.43             0.00              0.00            0.00            0.00
                                                     205,992.34             0.00              0.00            0.00            0.00
                                                     307,029.80             0.00              0.00            0.00            0.00
                                                     510,946.62             0.00              0.00            0.00            0.00
                                                      44,076.50             0.00              0.00            0.00            0.00
                                                           0.00             0.00              0.00            0.00            0.00
                                                           0.00             0.00              0.00            0.00            0.00

Total Time Balance of Scheduled Cash Flows
                                                 474,581,504.62    41,786,846.73     11,178,505.22   10,067,264.64    8,264,008.46

                                    Page 2


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003



Prepared by Lisa Sorenson, Phone 414-636-6184

Payment Date                                                                                             16-Aug-99
Collection Period Begin Date                                                                             06-Jul-99
Collection Period End Date                                                                               05-Aug-99
Days in accrual period (30/360)                                                                                 30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                     $4,610,440.33

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                  $0.00
    Government obligors                                                                                      $0.00
          Total Warranty Repurchases                                                                         $0.00

Total Collections For The Period                                                                     $4,610,440.33

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                            $672,583.76
    Scheduled Amounts 60 days or more past due                                                       $1,047,669.95
    Net Losses on Liquidated Receivables                                                                $15,349.39
    Number of Loans at Beginning of Period                                                                   6,442
    Number of Loans at End of Period                                                                         6,218
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                 $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                       $0.00
    Reinvestment Income (including Pre-Funding Account)                                                 $68,323.73
    Pre-Funding Account Reinvestment Income                                                                  $0.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    Page 3



CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date                                                                                             16-Aug-99
Collection Period Begin Date                                                                             06-Jul-99
Collection Period End Date                                                                               05-Aug-99

Part II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                             $48,497,228.90
  A-1 Note Beginning Principal Balance                                                                       $0.00
  A-2 Note Beginning Principal Balance                                                              $23,497,228.90
  Certificate Beginning Principal Balance                                                           $25,000,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                   $44,410,840.78
  A-1 Note Principal Balance (End of Period)                                                                 $0.00
                                                                                                         0.0000000
  A-2 Note Principal Balance (End of Period)                                                        $19,410,840.78
                                                                                                         0.0378379
  Certificate Principal Balance (End of Period)                                                     $25,000,000.00
                                                                                                         1.0000000

Contract Value Decline                                                                               $4,086,388.12
  Pool Balance (Beg. of Collection Period)                                                          $71,220,907.55
  Pool Balance (End of Collection Period)                                                           $67,134,519.43

Total Distribution Amount (TDA)                                                                      $4,678,764.06
  Total Collections and Investment Income for the Period                                             $4,678,764.06
  Negative Carry Amount                                                                                      $0.00

Administration Fee Accrued during this Period                                                              $166.67

Principal Distribution Amount  (PDA)                                                                 $4,086,388.12
Release from Spread Account to Noteholders as Principal                                                      $0.00
  A-1 Noteholders' Principal Distributable Amount                                                            $0.00
  A-2 Noteholders' Principal Distributable Amount                                                    $4,086,388.12
  Certificateholders' Principal Distributable Amount                                                         $0.00

Interest Distributable Amount                                                                          $592,375.94
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                         $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                   $107,695.63

                                    Page 4

  Certificateholders' Interest Distributable Amount                                                    $121,875.00


Servicing Fees Accrued during this Period                                                               $59,350.76

Total Distribution Amount Remaining to Deposit to Spread Account                                       $240,590.95

Spread Account
  Beginning Spread Account Balance                                                                  $12,219,307.44
  Deposit to Spread Account from Pre-Funding Account                                                         $0.00
  Deposit to Spread Account from Excess Collections over Distributions                                 $240,590.95
  Distribution from Spread Account for Interest / Principal Shortfall                                        $0.00
  Preliminary Spread Account Balance Remaining                                                      $12,459,898.39

  Specified Spread Account Balance                                                                  $12,502,160.02
  Release from Spread Account to Seller as "Excess Servicing Fee"                                            $0.00
  Release from Spread Account to Noteholders as Principal                                                    $0.00
  Ending Spread Account Balance (after distributions)                                               $12,459,898.39

Credit Enhancement                                                                                           69.73%
  Spread account % of Ending Pool Balance                                                                    18.56%
  Overcollateralization % of Ending Pool Balance                                                             51.17%

Current Month CPR                                                                                            27.28%
Life-to-Date CPR                                                                                             22.22%

Scheduled Amounts 30 - 59 days past due                                                                $672,583.76
                                                                                                              1.00%
Scheduled Amounts 60 days or more past due                                                           $1,047,669.95
                                                                                                              1.56%
Net Losses on Liquidated Receivables                                                                    $15,349.39
                                                                                                              0.02%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PART III -- SERVICING CALCULATIONS                                               16-Aug-99

1.  Sources and Uses of Collection Account Balance                    Pool 1           Pool 2            Pool 3          Pool 4

Wtd. Avg. APR                                                             8.745%          8.719%             8.784%          8.644%
Contract Value (Beg. of Collection Period), by origination pool  $42,048,609.39  $10,976,274.53     $10,016,079.63   $8,179,944.00
Contract Value  (End of Collection Period), by origination pool  $39,489,161.71  $10,513,532.47      $9,414,048.96   $7,717,776.29
Contract Value Decline                                            $2,559,447.68     $462,742.06        $602,030.67     $462,167.71

Initial Pool Balance                                            $625,108,001.05
Pool Balance (End of Collection Period)                          $67,134,519.43

Total Collections and Investment Income for the period            $4,678,764.06
Negative Carry Amount                                                     $0.00

Total Distribution Amount (TDA)                                   $4,678,764.06
Principal Distribution Amount  (PDA)                              $4,086,388.12
Interest Distribution Amount  (IDA)                                 $592,375.94

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                      $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)          $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                0.00%
A-1 Noteholders' Principal Distributable Amount                           $0.00

A-2 Note Beginning Principal Balance                             $23,497,228.90
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)          $0.00
A-2 Noteholders' Share of the Principal Distribution Amount              100.00%
A-2 Noteholders' Principal Distributable Amount                   $4,086,388.12

Certificate Beginning Principal Balance                          $25,000,000.00
Certificateholders' Principal Carryover Shortfall
  (Previous Period)                                                       $0.00
Certificateholders' Share of the Principal Distribution Amount             0.00%
Certificateholders' Principal Distributable Amount                        $0.00

Interest Accrued on Class A-1 Notes this period                           $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
applicable to A-1 Notes                                                   $0.00
Interest Due (in Arrears) on above Shortfall                              $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes        $0.00

Interest Accrued on Class A-2 Notes this period                     $107,695.63
Noteholders' Interest Carryover Shortfall (Previous Period)
applicable to A-2 Notes                                                   $0.00

                                    Page 6

Interest Due (in Arrears) on above Shortfall                              $0.00
Noteholders' Interest Distributable Amount
applicable to A-2 Notes                                             $107,695.63

Interest Accrued on Class A-1 and A-2 Notes this period             $107,695.63
Noteholders' Interest Carryover Shortfall (Previous Period)               $0.00
Interest Due (in Arrears) on above Shortfall                              $0.00
Noteholders' Interest Distributable Amount                          $107,695.63

Interest Accrued on Certificates this period                        $121,875.00
Certificateholders' Interest Carryover Shortfall (Previous Period)        $0.00
Interest Due (in Arrears) on Above Shortfall                              $0.00
Certificateholders' Interest Distributable Amount                   $121,875.00

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                         $4,678,764.06

Administration Fee Shortfall (Previous Period)                            $0.00
Administration Fee Accrued during this Period                           $166.67
Administration Fee Paid this Period from TDA                            $166.67
Administration Fee Shortfall                                              $0.00

Total Distribution Amount Remaining                               $4,678,597.39

Noteholders' Interest Carryover Shortfall (Previous Period)
applicable to A-1 Notes                                                   $0.00
Interest Due (in Arrears) on above Shortfall                              $0.00
Interest Accrued on Class A-1 Notes this period                           $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA   $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-1 Notes                                                   $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
applicable to A-2 Notes                                                   $0.00
Interest Due (in Arrears) on above Shortfall                              $0.00
Interest Accrued on Class A-2 Notes this period                     $107,695.63
Noteholders' Interest applicable to A-2 Notes Paid
this Period from TDA                                                $107,695.63
Preliminary Noteholders' Interest Carryover Shortfall
(Current Period) applicable to A-2 Notes                                  $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)               $0.00
Interest Due (in Arrears) on above Shortfall                              $0.00
Interest Accrued on Class A-1 and A-2 Notes this period             $107,695.63
Noteholders' Interest Paid this Period from TDA                     $107,695.63
Preliminary Noteholders' Interest Carryover
Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                               $4,570,901.76

                                    Page 7

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)          $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                   $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA             $0.00
Preliminary A-1 Noteholders' Principal Carryover
Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                               $4,570,901.76

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)          $0.00
A-2 Noteholders' Monthly Principal Distributable Amount           $4,086,388.12
A-2 Noteholders' Principal Distributable Amount Paid from TDA     $4,086,388.12
Preliminary A-2 Noteholders' Principal Carryover
Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                 $484,513.65

Certificateholders' Interest Carryover Shortfall (Previous Period)        $0.00
Interest Due (in Arrears) on Above Shortfall                              $0.00
Interest Accrued on Certificates this period                        $121,875.00
Certificateholders' Interest Paid this Period from TDA              $121,875.00
Preliminary Certificateholders' Interest Carryover
Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                 $362,638.65

Certificateholders' Principal Carryover Shortfall (Previous Period)       $0.00
Certificateholders' Principal Distributable Amount
applicable to current period                                              $0.00
Certificateholders' Principal Distributable Amount Paid from TDA          $0.00
Preliminary Certificateholders' Principal Carryover
Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                 $362,638.65

Servicing Fee Shortfall (Previous Period)                            $62,696.94
Servicing Fees Accrued during this Period                            $59,350.76
Servicing Fees Paid this Period from TDA                            $122,047.69
Servicing Fee Shortfall                                                   $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct       $240,590.95

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                     $0.00

New Collateral Purchased                                                  $0.00
Deposit to Spread Account                                                 $0.00
Payment to Seller                                                         $0.00

                                    Page 8

Ending Pre-Funding Account Balance                                        $0.00

Excess Pre-Funded Amount/(Payment to Seller)

Adjusted Ending Pre-Funding Account Balance

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                  $0.00

Pre-Funded Percentage                                                     0.000%
Negative Carry Amount                                                     $0.00
Cumulative Negative Carry Amount                                    $433,178.05
Maximum Negative Carry Amount                                             $0.00
Required Negative Carry Account Balance                                   $0.00
Interim Ending Negative Carry Account Balance                             $0.00
Negative Carry Amount Released to Seller                                  $0.00

Ending Negative Carry Account Balance                                     $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                 $12,219,307.44
Deposit to Spread Account from Pre-Funding Account                        $0.00
Deposit to Spread Account from Excess
Collections over Distributions                                      $240,590.95

Distribution from Spread Account to Noteholders' Distr. Account           $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
(Current Period) applicable to A-1 No                                     $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
(Current Period) applicable to A-1 No                                     $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover
Shortfall (Current Period)                                                $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover
Shortfall (Current Period)                                                $0.00

Preliminary Spread Account Balance Remaining                     $12,459,898.39

Distribution from Spread Account to
Certificateholders' Distr. Account                                        $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover
Shortfall (Current Period)                                                $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover
Shortfall (Current Period)                                                $0.00

Preliminary Spread Account Balance Remaining                     $12,459,898.39

Cumulative Realized Losses since 31-January-95 (Cut-off Date)     $2,412,303.82
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                    NO
12*(Realized Losses during Collection Period + Repos at end
of Collection Period)                                               $184,192.68
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?           NO

                                    Page 9

60 day or > Delinquent Scheduled Amounts                          $1,047,669.95
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                NO
Are any of the three conditions "YES"?                                       NO

Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly
absorbed the losses that were not included in the
monthly servicer reports through its on-book reserves.
Case Credit will not charge these losses back to the
trust. The cumulative amount of losses that were
inadvertently absorbed by Case Credit that should have
been charged to the trust was:                                      $144,726.86

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                              $2,557,030.68
Are Cumulative Realized Losses > 2.25% of
the Initial Pool Balance?                                                    NO


Preliminary A-1 Note Principal Balance (End of Period)                    $0.00
Preliminary A-2 Note Principal Balance (End of Period)           $19,410,840.78
Preliminary Certificate Principal Balance (End of Period)        $25,000,000.00
Preliminary Total Principal Balance of Notes and Certificates
(End of Period)                                                  $44,410,840.78

Specified Spread Account Balance                                 $12,502,160.02
Greater of:
(a)  3.75% of Pool Balance at end of Collection Period; and       $2,517,544.48

(b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note
        and Certificate Balance = Spread Account), or            $15,627,700.03
(b)(ii) 2.25% of Initial Pool Balance (when principal
        amount of Notes and Certificates
        < = 97.50% of Pool Balance), or                           $14,064,930.02
(b)(iii) 2.00% of Initial Pool Balance (when principal
        amount of Notes and Certificates
        < = 96.25% of Pool Balance)                               $12,502,160.02

Preliminary Spread Account Balance Remaining                     $12,459,898.39
Preliminary Excess Amount in Spread Account                               $0.00

                                    Page 10

Release from Spread Account to Seller as "Excess Servicing Fee"           $0.00
Release from Spread Account to Noteholders as Principal                   $0.00
Ending Spread Account Balance (after distributions)              $12,459,898.39
Net Change in Spread Account Balance                                $240,590.95

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-1 Notes                                                   $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-2 Notes                                                   $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)           $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)           $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)        $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)       $0.00

A-1 Note Principal Balance (End of Period)                                $0.00
A-2 Note Principal Balance (End of Period)                       $19,410,840.78
Certificate Principal Balance (End of Period)                    $25,000,000.00
Total Principal Balance of Notes and
Certificates (End of Period)                                     $44,410,840.78

A-1 Note Pool Factor (End of Period)                                  0.0000000
A-2 Note Pool Factor (End of Period)                                  0.0378379
Certificate Pool Factor (End of Period)                               1.0000000
Total Notes & Certificates Pool Factor (End of Period)                0.0710573

Specified Spread Account Balance
(after all distributions and adjustments)                        $12,459,898.39



CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO NOTEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                            16-Aug-99

(1)  Amount of principal being paid on the Notes:

  (a)  A-1 Notes:                                                                                            $0.00
         per $1,000 original principal amount:                                                         $0.00000000

  (b)   A-2 Notes:                                                                                   $4,086,388.12
          per $1,000 original principal amount:                                                        $7.96566884

  (c)   Total                                                                                        $4,086,388.12

(2) Interest on the Notes

  (a)  A-1 Notes:                                                                                            $0.00
         per $1,000 original principal amount:                                                         $0.00000000

  (b)   A-2 Notes:                                                                                     $107,695.63
          per $1,000 original principal amount:                                                        $0.20993301

  (c)   Total                                                                                          $107,695.63

(3) Pool Balance at the end of the related Collection Period                                        $67,134,519.43

(4)  After giving effect to distributions on current Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                        $0.00
       (ii)  A-1 Note Pool Factor:                                                                       0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                                               $19,410,840.78
       (ii)  A-2 Note Pool Factor:                                                                       0.0378379

  (c) (i)  Certificate Balance                                                                      $25,000,000.00
       (ii)  Certificate Pool Factor:                                                                    1.0000000

                                   Page 12

(5)  Amount of Servicing Fee:                                                                          $122,047.69
       per $1,000 Initial Pool Balance:                                                                 0.19524257

(6)  Amount of Administration Fee:                                                                         $166.67
       per $1,000 Initial Pool Balance:                                                                 0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                            $15,349.39

(9)  Amount in Spread Account:                                                                      $12,459,898.39

(10)  Amount in Pre-Funding Account:                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                     $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                      $0.00





                                   Page 13

CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO CERTIFICATEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                            16-Aug-99

(1)  Amount of principal being paid or distributed:

  (a)  A-1 Notes:                                                                                            $0.00
         per $1,000 original principal amount:                                                         $0.00000000

  (b)  A-2 Notes:                                                                                    $4,086,388.12
         per $1,000 original principal amount:                                                         $7.96566884

  (c)  Certificates:                                                                                         $0.00
         per $1,000 original principal amount:                                                         $0.00000000

  (d)  Total:                                                                                        $4,086,388.12

(2)   Amount of interest being paid or distributed:

  (a)  A-1 Notes:                                                                                            $0.00
         per $1,000 original principal amount:                                                         $0.00000000

  (b)  A-2 Notes:                                                                                      $107,695.63
         per $1,000 original principal amount:                                                         $0.20993301

  (c)  Certificates:                                                                                   $121,875.00
         per $1,000 original principal amount:                                                         $4.87500000

  (d)  Total:                                                                                          $229,570.63

(3)  Pool Balance at end of related Collection Period:                                              $67,134,519.43

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                        $0.00
       (ii)  A-1 Note Pool Factor:                                                                       0.0000000

                                   Page 14

  (b) (i)  outstanding principal amount of A-2 Notes:                                               $19,410,840.78
       (ii)  A-2 Note Pool Factor:                                                                       0.0378379

  (c) (i)  Certificate Balance                                                                      $25,000,000.00
       (ii)  Certificate Pool Factor:                                                                    1.0000000

(5)  Amount of Servicing Fee:                                                                          $122,047.69
       per $1,000 Initial Pool Balance:                                                                $0.19524257

(6)  Amount of Administration Fee:                                                                         $166.67
       per $1,000 Initial Pool Balance:                                                                $0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                            $15,349.39

(9)  Amount in Spread Account:                                                                      $12,459,898.39

(10)  Amount in Pre-Funding Account:                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                     $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                      $0.00


=====================================================================================================================

CASE EQUIPMENT LOAN TRUST 1996-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                                                            16-Aug-99

(1)  Payment of Administration Fee to Administrator:                                                       $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                              $107,695.63

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                            $4,086,388.12

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                       $121,875.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                             $0.00

(6)  Payment of Servicing Fee to Servicer:                                                             $122,047.69

(7)  Deposit to Spread Account from Excess Collections over Distributions:                             $240,590.95

Check for Spread Account Draw                                                                   NO
Sum of Above Distributions                                                                           $4,678,764.06
Total Distribution Amount plus Turbo plus Spread Account Draw                                        $4,678,764.06


                                                                        Page 16


CASE EQUIPMENT LOAN TRUST 1996-A
SERVICER'S CERTIFICATE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                                                            16-Aug-99
(1)  Total Distribution Amount:                                                                      $4,678,764.06

(2)  Administration Fee:                                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                     $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                      $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                               $107,695.63

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                      $0.00

(7)  Noteholders' Interest Distributable Amount:                                                       $107,695.63

(8)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                $0.00

(9)  % of Principal Distribution Amount applicable to A-1 Noteholders                                         0.00%

(10)  A-1 Noteholders' Principal Carryover Shortfall:                                                        $0.00

(11)  A-1 Noteholders' Principal Distributable Amount:                                                       $0.00

(12)  A-2 Noteholders' Monthly Principal Distributable Amount:                                       $4,086,388.12

(13)  % of Principal Distribution Amount applicable to A-2 Noteholders                                      100.00%

(14)  A-2 Noteholders' Principal Carryover Shortfall:                                                        $0.00

(15)  A-2 Noteholders' Principal Distributable Amount:                                               $4,086,388.12

(16)  Noteholders' Principal Distributable Amount:                                                   $4,086,388.12

(17)  Noteholders' Distributable Amount:                                                             $4,194,083.75


                                                                        Page 17


(18)  Certificateholders' Interest Distributable Amount:                                               $121,875.00

(19)  Certificateholders' Interest Carryover Shortfall:                                                      $0.00

(20)  Certificateholders' Percentage:                                                                         0.00%

(21)  Certificateholders' Principal Distributable Amount applicable to current period                        $0.00

(22)  Certificateholders' Principal Carryover Shortfall:                                                     $0.00

(23)  Certificateholders' Principal Distributable Amount:                                                    $0.00

(24)  Certificateholders' Distributable Amount:                                                        $121,875.00

(25)  Servicing Fee:                                                                                   $122,047.69

(26)  Deposit to Spread Account (from excess collections):                                             $240,590.95

(27)  Specified Spread Account Balance (after all distributions and adjustments) :                  $12,502,160.02
  The greater of:
  (a) 3.75% of the Pool Balance at the beginning of the Collection Period
             in which the Payment Date occurs; and                                                   $2,517,544.48

  (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
         Balance = Spread Account), or                                                              $15,627,700.03

  (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
          and Certificates LESS THAN OR = 97.50% of Pool Balance                                    $14,064,930.02

  (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
          and Certificates LESS THAN OR = 96.25% of Pool Balance                                    $12,502,160.02

(28)  Spread Account Trigger Tests:
  (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
             the end of the related Collection Period:                                               $2,412,303.82

        (ii)  2.25% of the Initial Pool Balance:                                                    $14,064,930.02

  (b)  (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
             has been repossessed but in which the receivable has not been liquidated:                 $184,192.68

                                                                        Page 18


        (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:                   $1,175,144.97

  (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
              as of the end of the related Collection Period:                                        $1,047,669.95

         (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
                in which the Payment Date occurs:                                                    $1,510,526.69

(29)  Spread Account Balance over the Specified Spread Account Balance:                                      $0.00

(30)  Excess Amounts Distributed To Seller:
  (a) Release of Excess Amount in Spread Account                                                             $0.00
  (b) Release of Excess Amount in Negative Carry Account                                                         0


(31)  Amount to be withdrawn from the Spread Account and deposited
  into the Note Distribution Account                                                                         $0.00

(32)  Amount to be withdrawn from the Spread Account and deposited
  into the Certificate Distribution Account:                                                                 $0.00

(33)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                  $67,134,519.43

(34)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                       $0.00
           A-1 Note Pool Factor:                                                                         0.0000000

           Outstanding Principal Balance of A-2 Notes:                                              $19,410,840.78
           A-2 Note Pool Factor:                                                                         0.0378379

           Outstanding Principal Balance of the Certificates:                                       $25,000,000.00
           Certificate Pool Factor:                                                                      1.0000000

(35)  Aggregate Purchase Amounts for related Collection Period:                                              $0.00

(36)  Aggregate Amount of Realized Losses for the related Collection Period:                            $15,349.39

(37)  Spread Account Balance after giving effect to all distributions:                              $12,459,898.39

(38)  Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:                    $161,775,380.02

(39)  Number of Collection Periods since Completion of Funding Period                                           42

                                                                        Page 19


(40)  Current Month CPR                                                                                      27.28%

(41)  Life-to-Date CPR                                                                                       22.22%

=====================================================================================================================

                                                                        Page 20



CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Prepared by Lisa Sorenson, Phone 414-636-6184

NPV Data Input Section            IRR Calc (pool 1)        31-Aug-96       05-Aug-99   05-Aug-99       5-Aug-99       5-Aug-99
Scheduled cash flows as of the                 8.309%    Pool 1 Cutoff    Pool 1           Pool 2         Pool 3         Pool 4
 end of the collection period     0   (467,425,285.55)   1,472,181.16    4,773,572.88   6,286.80     826,594.00   1,103,405.54
Line 0 is scheduled amount        1     15,757,657.24   14,285,476.08    5,176,408.83       0.00   5,053,176.37   2,096,520.57
 delinquent                       2     10,488,530.06   10,488,530.06    3,047,555.70   7,212.88   2,404,103.48   5,373,399.02
                                  3     11,648,174.21   11,648,174.21    3,301,446.73   5,626.36     890,190.06   3,216,522.34
                                  4     13,676,813.20   13,676,813.20    4,438,979.62       0.00   1,046,118.47   1,105,255.26
                                  5      9,531,315.06    9,531,315.06    4,264,880.71       0.00   1,031,260.19     995,352.63
                                  6      8,372,935.20    8,372,935.20    3,156,835.41       0.00     652,773.11     727,497.59
                                  7     11,722,851.90   11,722,851.90    2,849,039.40       0.00     660,714.86     690,764.73
                                  8     17,207,560.18   17,207,560.18    4,189,365.14       0.00     500,506.18     637,762.38
                                  9     14,691,800.81   14,691,800.81    6,757,112.26       0.00     433,825.89     607,779.54
                                 10     17,197,279.08   17,197,279.08    4,754,758.26       0.00     403,570.00     520,276.51
                                 11     15,504,490.86   15,504,490.86    4,605,540.11       0.00     424,275.77     600,671.28
                                 12     11,904,998.66   11,904,998.66    4,553,042.56       0.00     663,432.99     716,334.41
                                 13      7,211,819.84    7,211,819.84    2,754,316.91       0.00   3,942,263.00   1,671,850.36
                                 14      8,633,057.26    8,633,057.26      867,272.05       0.00   1,770,688.95   4,018,471.54
                                 15     10,443,070.12   10,443,070.12    1,002,475.00       0.00     520,380.01   2,403,750.96
                                 16     11,720,349.94   11,720,349.94    1,506,641.11       0.00     518,402.73     657,916.14
                                 17      8,564,089.35    8,564,089.35    1,527,565.19       0.00     481,664.51     437,224.92
                                 18      7,479,246.64    7,479,246.64      893,139.14       0.00     235,529.49     299,167.56
                                 19     10,611,284.66   10,611,284.66      802,587.71       0.00     178,228.49     244,005.47
                                 20     16,496,614.28   16,496,614.28    1,514,583.54       0.00     177,344.65     192,941.32
                                 21     14,115,082.64   14,115,082.64    2,594,084.45       0.00     119,270.06     168,971.47
                                 22     16,562,222.16   16,562,222.16    1,539,815.52       0.00      78,212.94     134,856.56
                                 23     14,840,653.37   14,840,653.37    1,718,741.10       0.00      93,117.16     162,855.88
                                 24     11,271,867.97   11,271,867.97    1,317,648.93       0.00     252,598.25     252,035.58
                                 25      6,644,313.99    6,644,313.99      606,703.63       0.00   1,796,843.39     788,047.13
                                 26      7,693,316.20    7,693,316.20      181,200.19       0.00     713,555.14   1,490,198.49
                                 27      9,795,133.28    9,795,133.28      133,093.02       0.00     220,189.92   1,093,810.88
                                 28     10,958,156.04   10,958,156.04      196,860.10       0.00     108,696.45     302,899.43
                                 29      8,033,198.42    8,033,198.42      131,785.50       0.00     143,496.37      86,427.43
                                 30      7,001,521.70    7,001,521.70       58,129.01       0.00      34,096.29      90,591.82
                                 31     10,001,306.67   10,001,306.67       28,992.18       0.00      21,930.87       7,967.18
                                 32     15,686,375.93   15,686,375.93      233,174.37       0.00         358.23      29,437.44
                                 33     13,305,308.18   13,305,308.18      143,811.52       0.00           0.00       1,178.75
                                 34     15,253,592.56   15,253,592.56       47,718.35       0.00           0.00       1,178.75
                                 35     13,439,340.18   13,439,340.18       91,017.61       0.00           0.00       1,178.75
                                 36      9,627,709.80    9,627,709.80        5,560.22       0.00      21,298.59       1,178.75

                                    Page 1

                                 37      4,845,435.52    4,845,435.52            0.00       0.00      36,160.88      68,580.27
                                 38      5,846,192.76    5,846,192.76        9,386.14       0.00           0.00      47,688.74
                                 39      7,626,986.55    7,626,986.55            0.00       0.00           0.00       1,934.52
                                 40      8,420,026.39    8,420,026.39            0.00       0.00           0.00      13,719.07
                                 41      6,063,594.56    6,063,594.56            0.00       0.00           0.00           0.00
                                 42      5,223,953.51    5,223,953.51            0.00       0.00           0.00           0.00
                                 43      7,797,581.78    7,797,581.78            0.00       0.00           0.00           0.00
                                 44     12,241,335.77   12,241,335.77            0.00       0.00           0.00           0.00
                                 45      8,547,844.85    8,547,844.85            0.00       0.00           0.00           0.00
                                 46      9,171,743.38    9,171,743.38            0.00       0.00           0.00           0.00
                                 47      8,838,821.22    8,838,821.22            0.00       0.00           0.00           0.00
                                 48      5,892,614.25    5,892,614.25            0.00       0.00           0.00           0.00
                                 49      1,524,196.03    1,524,196.03            0.00       0.00           0.00           0.00
                                 50      2,155,353.95    2,155,353.95            0.00       0.00           0.00           0.00
                                 51      2,948,921.29    2,948,921.29            0.00       0.00           0.00           0.00
                                 52      3,471,809.78    3,471,809.78            0.00       0.00           0.00           0.00
                                 53      1,939,596.57    1,939,596.57            0.00       0.00           0.00           0.00
                                 54      1,711,213.57    1,711,213.57            0.00       0.00           0.00           0.00
                                 55      3,365,677.46    3,365,677.46            0.00       0.00           0.00           0.00
                                 56      5,657,510.12    5,657,510.12            0.00       0.00           0.00           0.00
                                 57      3,605,516.92    3,605,516.92            0.00       0.00           0.00           0.00
                                 58      3,745,028.73    3,745,028.73            0.00       0.00           0.00           0.00
                                 59      3,458,411.68    3,458,411.68            0.00       0.00           0.00           0.00
                                 60      1,765,194.32    1,765,194.32            0.00       0.00           0.00           0.00
                                 61        308,041.89      308,041.89            0.00       0.00           0.00           0.00
                                 62        231,422.23      231,422.23            0.00       0.00           0.00           0.00
                                 63        276,666.19      276,666.19            0.00       0.00           0.00           0.00
                                 64        336,307.15      336,307.15            0.00       0.00           0.00           0.00
                                 65        135,733.57      135,733.57            0.00       0.00           0.00           0.00
                                 66         82,298.61       82,298.61            0.00       0.00           0.00           0.00
                                 67        356,451.64      356,451.64            0.00       0.00           0.00           0.00
                                 68        354,314.13      354,314.13            0.00       0.00           0.00           0.00
                                 69        125,457.56      125,457.56            0.00       0.00           0.00           0.00
                                 70        223,408.04      223,408.04            0.00       0.00           0.00           0.00
                                 71         26,132.80       26,132.80            0.00       0.00           0.00           0.00
                                 72              0.00            0.00            0.00       0.00           0.00           0.00
                                 73              0.00            0.00            0.00       0.00           0.00           0.00

Total Time Balance of Scheduled Cash Flows
                                       551,413,832.41  551,413,832.41   75,774,840.10  19,126.04  26,454,867.74  33,061,606.96

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184                   08/16/99
                                                                  04:49 PM
Payment Date                                                                              16-Aug-99
Collection Period Begin Date                                                              06-Jul-99
Collection Period End Date                                       31-Aug-96                05-Aug-99
Days in accrual period (30/360)                                                                  30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                      $14,289,646.83

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                    $0.00
    Government obligors                                                                        $0.00
          Total Warranty Repurchases                                                           $0.00

Total Collections For The Period                                                      $14,289,646.83

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                            $1,855,875.50
    Scheduled Amounts 60 days or more past due                                         $2,454,888.70
    Net Losses on Liquidated Receivables                                                 $115,218.80
    Number of Loans at Beginning of Period                                                    13,819
    Number of Loans at End of Period                                                          12,833
    Repossessed Equipment not Sold or Reassigned (Beginning)                                   $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                         $0.00
    Reinvestment Income (including Pre-Funding Account)                                  $119,363.35
    Pre-Funding Account Reinvestment Income                                                    $0.00
 Additional Class B Notes (max $75,000,000)                                                    $0.00
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date                                                                               16-Aug-99
Collection Period Begin Date                                                               06-Jul-99
Collection Period End Date                                                                 05-Aug-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)              $152,587,175.40
 A-1 Note Beginning Principal Balance                                                          $0.00
 A-2 Note Beginning Principal Balance                                                          $0.00
 A-3 Note Beginning Principal Balance                                                $118,677,480.92
 B Note Beginning Principal Balance                                                    $9,018,045.66
 Certificate Beginning Principal Balance                                              $24,891,648.83

Total Principal Balance of Notes and Certificates (End of Period)                    $139,174,771.56
 A-1 Note Principal Balance (End of Period)                                                    $0.00
                                           A-1 Note Pool Factor (End of Period)            0.0000000
 A-2 Note Principal Balance (End of Period)                                                    $0.00
                                           A-2 Note Pool Factor (End of Period)            0.0000000
 A-3 Note Principal Balance (End of Period)                                          $106,695,656.68
                                           A-3 Note Pool Factor (End of Period)            0.3243029
 B Note Principal Balance (End of Period)                                              $8,107,572.70
                                           B Note Pool Factor (End of Period)              0.3243029
 Certificate Principal Balance (End of Period)                                        $24,371,542.19
                                           Certificate Pool Factor (End of Period)         0.7168101

Contract Value Decline                                                                $13,002,665.93
 Pool Balance (Beg. of Collection Period)                                            $170,308,891.65
 Pool Balance (End of Collection Period)                                             $157,306,225.72

Total Distribution Amount (TDA)                                                       $14,409,010.18
 Total Collections and Investment Income for the Period                               $14,409,010.18
 Negative Carry Amount                                                                         $0.00

Administration Fee Accrued during this Period                                                $166.67

Principal Distribution Amount  (PDA)                                                  $13,002,665.93
Release from Spread Account to A-1 Noteholders as Principal                                    $0.00
Release from Spread Account to A-2 Noteholders as Principal                                    $0.00
Release from Spread Account to A-3 Noteholders as Principal                              $380,801.62
Release from Spread Account to B Noteholders as Principal                                 $28,936.29
 A-1 Noteholders' Principal Distributable Amount                                               $0.00

                                    Page 4

 A-2 Noteholders' Principal Distributable Amount                                               $0.00
 A-3 Noteholders' Principal Distributable Amount                                      $11,601,022.62
 B Noteholders' Principal Distributable Amount                                           $881,536.67
 Certificateholders' Principal Distributable Amount                                      $520,106.64

Interest Distributable Amount                                                            $854,515.59
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                            $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                            $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                      $657,671.04
 Noteholders' Interest Distributable Amount applicable to B Notes                         $52,680.42
 Certificateholders' Interest Distributable Amount                                       $144,164.13

Servicing Fees Accrued during this Period                                                $141,924.08

Total Distribution Amount Remaining to Deposit to Spread Account                         $409,737.91

Spread Account
 Beginning Spread Account Balance                                                     $17,517,793.16
 Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                   $0.00
 Deposit to Spread Account from Excess Collections over Distributions                    $409,737.91
 Distribution from Spread Account for Interest / Principal Shortfall                           $0.00
 Preliminary Spread Account Balance Remaining                                         $17,927,531.07

 Specified Spread Account Balance                                                     $17,517,793.16
 Release from Spread Account to Seller as "Excess Servicing Fee"                               $0.00
 Ending Spread Account Balance (after distributions)                                  $17,517,793.16

Credit Enhancement                                                                             24.16%
 Spread account % of Ending Pool Balance                                                       11.14%
 Overcollateralization % of Ending Pool Balance                                                13.03%

Life-to-Date CPR                                                                               23.88%

Scheduled Amounts 30 - 59 days past due                                                $1,855,875.50
                                           as % of Ending Pool Balance                          1.18%
Scheduled Amounts 60 days or more past due                                             $2,454,888.70
                                           as % of Ending Pool Balance                          1.56%
Net Losses on Liquidated Receivables                                                     $115,218.80
                                           as % of Ending Pool Balance                          0.07%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------



                                    Page 5


 PART III -- SERVICING CALCULATIONS                                        16-Aug-99

 1.  Sources and Uses of
     Collection Account Balance                Pool 1 Cutoff               Pool 1          Pool 2          Pool 3           Pool 4

 Wtd. Avg. APR                                        8.310%               8.310%          6.782%          9.186%           9.025%
 Contract Value (Beg. of Collection Period),
   by origination pool                                             $79,970,908.38      $18,920.81  $25,936,765.13   $31,946,906.91
 Contract Value  (End of Collection Period),
   by origination pool                       $467,425,285.55       $70,962,603.48      $18,950.87  $24,597,967.16   $30,655,163.08
 Contract Value Decline                                             $9,008,304.90        ($30.06)   $1,338,797.97    $1,291,743.83

 Initial Pool Balance                                             $875,889,658.01   13,002,665.93
 Pool Balance (End of Collection Period)                          $157,306,225.72

 Total Collections and Investment
   Income for the period                                           $14,409,010.18
 Negative Carry Amount                                                      $0.00

 Total Distribution Amount (TDA)                                   $14,409,010.18
 Principal Distribution Amount  (PDA)                              $13,002,665.93
 Interest Distribution Amount  (IDA)                                $1,406,344.25

 2.  Calculation of Distributable Amounts

 A-1 Note Beginning Principal Balance                                       $0.00
 A-1 Noteholders' Principal Carryover Shortfall
   (Previous Period)                                                        $0.00
 A-1 Noteholders' Share of the Principal
   Distribution Amount                                                      0.00%
 A-1 Noteholders' Principal Distributable Amount                            $0.00

 A-2 Note Beginning Principal Balance                                       $0.00
 A-2 Noteholders' Principal Carryover Shortfall
   (Previous Period)                                                        $0.00
 A-2 Noteholders' Share of the Principal
   Distribution Amount                                                      0.00%
 A-2 Noteholders' Principal Distributable Amount                            $0.00

 A-3 Note Beginning Principal Balance                             $118,677,480.92
 A-3 Noteholders' Principal Carryover
   Shortfall (Previous Period)                                              $0.00
 A-3 Noteholders' Share of the Principal
   Distribution Amount                                                     89.22%
 A-3 Noteholders' Principal Distributable Amount                   $11,601,022.62

 B Note Beginning Principal Balance                                 $9,018,045.66
 B Noteholders' Principal Carryover Shortfall
   (Previous Period)                                                        $0.00
 B Noteholders' Share of the Principal
   Distribution Amount                                                      6.78%
 B Noteholders' Principal Distributable Amount                        $881,536.67

 Certificate Beginning Principal Balance                           $24,891,648.83
 Certificateholders' Principal Carryover
   Shortfall (Previous Period)                                              $0.00
 Certificateholders' Share of the Principal
   Distribution Amount                                                      4.00%
 Certificateholders' Principal Distributable Amount                   $520,106.64

 Interest Accrued on Class A-1 Notes this period      5.5625%               $0.00
 Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-1 Notes                                $0.00

                                    Page 6

 Interest Due (in Arrears) on above Shortfall                               $0.00
 Noteholders' Interest Distributable Amount
   applicable to A-1 Notes                                                  $0.00

 Interest Accrued on Class A-2 Notes this period        6.25%               $0.00
 Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-2 Notes                                $0.00
 Interest Due (in Arrears) on above Shortfall                               $0.00
 Noteholders' Interest Distributable Amount
   applicable to A-2 Notes                                                  $0.00

 Interest Accrued on Class A-3 Notes this period        6.65%         $657,671.04
 Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-3 Notes                                $0.00
 Interest Due (in Arrears) on above Shortfall                               $0.00
 Noteholders' Interest Distributable Amount
   applicable to A-3 Notes                                            $657,671.04

 Interest Accrued on Class A-1, A-2 and A-3
   Notes this period                                                  $657,671.04
 Offered Noteholders' Interest Carryover
   Shortfall (Previous Period)                                              $0.00
 Interest Due (in Arrears) on above Shortfall                               $0.00
 Offered Noteholders' Interest Distributable Amount                   $657,671.04

 Interest Accrued on Class B Notes this period          7.01%          $52,680.42
 Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to B Notes                                  $0.00
 Interest Due (in Arrears) on above Shortfall                               $0.00
 Noteholders' Interest Distributable Amount
   applicable to B Notes                                               $52,680.42

 Interest Accrued on Certificates this period           6.95%         $144,164.13
 Certificateholders' Interest Carryover
   Shortfall (Previous Period)                                              $0.00
 Interest Due (in Arrears) on Above Shortfall                               $0.00
 Certificateholders' Interest Distributable Amount                    $144,164.13

 3.  Allocation of Total Distribution Amount

 Total Distribution Amount                                         $14,409,010.18

 Administration Fee Shortfall (Previous Period)                             $0.00
 Administration Fee Accrued during this Period      $500/qtr.             $166.67
 Administration Fee Paid this Period from TDA                             $166.67
 Administration Fee Shortfall                                               $0.00

 Total Distribution Amount Remaining                               $14,408,843.51



                                    Page 7

 Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-1 Notes                                $0.00
 Interest Due (in Arrears) on above Shortfall                               $0.00
 Interest Accrued on Class A-1 Notes this period                            $0.00
 Noteholders' Interest applicable to A-1 Notes
   Paid this Period from TDA                                                $0.00
 Preliminary Noteholders' Interest Carryover
   Shortfall (Current Period) applicable to A-1 Notes                       $0.00

 Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-2 Notes                                $0.00
 Interest Due (in Arrears) on above Shortfall                               $0.00
 Interest Accrued on Class A-2 Notes this period                            $0.00
 Noteholders' Interest applicable to A-2 Notes
   Paid this Period from TDA                                                $0.00
 Preliminary Noteholders' Interest Carryover
   Shortfall (Current Period) applicable to A-2 Notes                       $0.00

 Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-3 Notes                                $0.00
 Interest Due (in Arrears) on above Shortfall                               $0.00
 Interest Accrued on Class A-3 Notes this period                      $657,671.04
 Noteholders' Interest applicable to A-3 Notes
   Paid this Period from TDA                                          $657,671.04
 Preliminary Noteholders' Interest Carryover
   Shortfall (Current Period) applicable to A-3 Notes                       $0.00

 Offered Noteholders' Interest Carryover
   Shortfall (Previous Period)                                              $0.00
 Interest Due (in Arrears) on above Shortfall                               $0.00
 Interest Accrued on Class A-1, A-2 and A-3
   Notes this period                                                  $657,671.04
 Offered Noteholders' Interest Paid this
   Period from TDA                                                    $657,671.04
 Preliminary Noteholders' Interest Carryover
   Shortfall (Current Period)                                               $0.00

 Total Distribution Amount Remaining                               $13,751,172.47

 A-1 Noteholders' Principal Carryover
   Shortfall (Previous Period)                                              $0.00
 A-1 Noteholders' Monthly Principal
   Distributable Amount                                                     $0.00
 A-1 Noteholders' Principal Distributable
   Amount Paid from TDA                                                     $0.00
 Preliminary A-1 Noteholders' Principal
   Carryover Shortfall (Current Period)                                     $0.00

 Total Distribution Amount Remaining                               $13,751,172.47

 A-2 Noteholders' Principal Carryover
   Shortfall (Previous Period)                                              $0.00
 A-2 Noteholders' Monthly Principal
   Distributable Amount                                                     $0.00
 A-2 Noteholders' Principal Distributable
   Amount Paid from TDA                                                     $0.00
 Preliminary A-2 Noteholders' Principal
   Carryover Shortfall (Current Period)                                     $0.00

 Total Distribution Amount Remaining                               $13,751,172.47

 A-3 Noteholders' Principal Carryover
   Shortfall (Previous Period)                                              $0.00
 A-3 Noteholders' Monthly Principal
   Distributable Amount                                            $11,601,022.62
 A-3 Noteholders' Principal Distributable
   Amount Paid from TDA                                            $11,601,022.62
 Preliminary A-3 Noteholders' Principal
   Carryover Shortfall (Current Period)                                     $0.00

 Total Distribution Amount Remaining                                $2,150,149.85

 Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to B Notes                                  $0.00
 Interest Due (in Arrears) on above Shortfall                               $0.00

                                    Page 8

 Interest Accrued on Class B Notes this period                         $52,680.42
 Noteholders' Interest applicable to B Notes
   Paid this Period from TDA                                           $52,680.42
 Preliminary Noteholders' Interest Carryover
   Shortfall (Current Period) applicable to B Notes                         $0.00

 Total Distribution Amount Remaining                                $2,097,469.44

 B Noteholders' Principal Distributable Amount                              $0.00
 B Noteholders' Monthly Principal Distributable Amount                $881,536.67
 B Noteholders' Principal Distributable
   Amount Paid from TDA                                               $881,536.67
 Preliminary B Noteholders' Principal
   Carryover Shortfall (Current Period)                                     $0.00

 Total Distribution Amount Remaining                                $1,215,932.76

 Certificateholders' Interest Carryover
   Shortfall (Previous Period)                                              $0.00
 Interest Due (in Arrears) on Above Shortfall                               $0.00
 Interest Accrued on Certificates this period                         $144,164.13
 Certificateholders' Interest Paid this
   Period from TDA                                                    $144,164.13
 Preliminary Certificateholders' Interest
   Carryover Shortfall (Current Period)                                     $0.00

 Total Distribution Amount Remaining                                $1,071,768.63

 Certificateholders' Principal Carryover
   Shortfall (Previous Period)                                              $0.00
 Certificateholders' Principal Distributable
   Amount applicable to current period                                $520,106.64
 Certificateholders' Principal Distributable
   Amount Paid from TDA                                               $520,106.64
 Preliminary Certificateholders' Principal
   Carryover Shortfall (Current Period)                                     $0.00

 Total Distribution Amount Remaining                                  $551,661.99

 Servicing Fee Shortfall (Previous Period)                                  $0.00
 Servicing Fees Accrued during this Period              1.00%         $141,924.08
 Servicing Fees Paid this Period from TDA                             $141,924.08
 Servicing Fee Shortfall                                                    $0.00

 Total Distribution Amount Remaining to
   Deposit to Spread Acct                                             $409,737.91

 4.  Reconciliation of Pre-Funding Account

 Beginning Pre-Funding Account Balance                                      $0.00

 New Collateral Purchased                                                   $0.00
 Deposit to Spread Account                              3.75%               $0.00
 Payment to Seller                                                          $0.00

 Ending Pre-Funding Account Balance                                         $0.00



                                    Page 9

 Excess Pre-Funded Amount/(Payment to Seller)                               $0.00

 Adjusted Ending Pre-Funding Account Balance                                $0.00

 5.  Reconciliation of Negative Carry Account

 Beginning Negative Carry Account Balance                                   $0.00

 Pre-Funded Percentage                                                      0.000%
 Negative Carry Amount                                                      $0.00
 Cumulative Negative Carry Amount                                   $1,279,542.53
 Maximum Negative Carry Amount                                              $0.00
 Required Negative Carry Account Balance                                    $0.00
 Interim Ending Negative Carry Account Balance                              $0.00
 Negative Carry Amount Released to Seller                                   $0.00

 Ending Negative Carry Account Balance                                      $0.00

 6.  Distributions from Spread Account

 Beginning Spread Account Balance                                  $17,517,793.16
 Deposit to Spread Account from Pre-Funding
   Account/Additional Class B Notes                                         $0.00
 Deposit to Spread Account from Excess
   Collections over Distributions                                     $409,737.91

 Distribution from Spread Account to
   Noteholders' Distr. Account                                              $0.00
 Adjustment to Preliminary Noteholders'
   Interest Carryover Shortfall (Current Period)
   applicable to A-1 Notes                                                  $0.00
 Adjustment to Preliminary Noteholders'
   Interest Carryover Shortfall (Current Period) applicable to A-2 Notes    $0.00
 Adjustment to Preliminary Noteholders'
   Interest Carryover Shortfall (Current Period) applicable to A-3 Notes    $0.00
 Adjustment to Preliminary Noteholders' Interest
   Carryover Shortfall (Current Period) applicable to B Notes               $0.00
 Adjustment to Preliminary A-1 Noteholders' Principal
   Carryover Shortfall (Current Period)                                     $0.00
 Adjustment to Preliminary A-2 Noteholders' Principal
   Carryover Shortfall (Current Period)                                     $0.00
 Adjustment to Preliminary A-3 Noteholders' Principal
   Carryover Shortfall (Current Period)                                     $0.00
 Adjustment to Preliminary B Noteholders' Principal
   Carryover Shortfall (Current Period)                                     $0.00

 Preliminary Spread Account Balance Remaining                      $17,927,531.07

 Distribution from Spread Account to
   Certificateholders' Distr. Account                                       $0.00
 Adjustment to Preliminary Certificateholders'
   Interest Carryover Shortfall (Current Period)                            $0.00
 Adjustment to Prelim. Certificateholders'
   Principal Carryover Shortfall (Current Period)                           $0.00

 Preliminary Spread Account Balance Remaining                      $17,927,531.07

 Cumulative Realized Losses since
   31-August-96 (Cut-off Date)                                      $3,426,963.92
 Are Cum. Realized Losses > 2.25% of
   Initial Pool Balance?                                            NO
 12*(Realized Losses during Collection Period + Repos
   at end of Collection Period)                                     $1,382,625.60
 Is 12*Realized Losses + Unliq. Repos > 1.65%
   of Beg. Pool Balance?                                            NO
 60 day or > Delinquent Scheduled Amounts                           $2,454,888.70
 Are 60 day or > Delinquencies > 2.25% of
   Ending Pool Balance?                                             NO
 Are any of the three conditions "YES"?                             NO



 Case Credit has discovered a systems error in the report used to identify losses for the trust.  The report only identified losses that had been applied against dealer reserves.  It failed to include in the loss figure any losses that were not covered by dealer reserves.  This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

 As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.
 Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
 have been charged to the trust was:                                                                                   642,178.54

 If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:


 Restated Cumulative Realized Losses:                                                                                4,069,142.46
 Are Cumulative Realized Losses GREATER THAN 2.25% of the Initial Pool Balance?                                      NO


 Preliminary A-1 Note Principal Balance (End of Period)                                                                     $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                                                     $0.00
 Preliminary A-3 Note Principal Balance (End of Period)                                                           $107,076,458.30
 Preliminary B Note Principal Balance (End of Period)                                                               $8,136,508.99
 Preliminary Certificate Principal Balance (End of Period)                                                         $24,371,542.19
 Preliminary Total Principal Balance of Notes and Certificates (End of Period)                                    $139,584,509.47

 Specified Spread Account Balance                                                                                  $17,517,793.16
 Greater of:
 (a)  3.75% of Pool Balance at end of Collection Period; and                                         3.75%          $5,898,983.46

 (b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
        Certificate Balance = Spread Account), or                                                    2.50%         $21,897,241.45
 (b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
        and Certificates LESS THAN OR EQUAL TO 97.50% of Pool Balance), or                           2.25%         $19,707,517.31
 (b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
        and Certificates LESS THAN OR EQUAL TO 96.25% of Pool Balance)                               2.00%         $17,517,793.16

 Preliminary Spread Account Balance Remaining                                                                      $17,927,531.07
 Preliminary Excess Amount in Spread Account                                                                          $409,737.91

 Release from Spread Account to Seller as "Excess Servicing Fee"                               Turbo Date                   $0.00
 Release from Spread Account to A-1 Noteholders as Principal                                    15-Jul-97                   $0.00
 Release from Spread Account to A-2 Noteholders as Principal                                                                $0.00
 Release from Spread Account to A-3 Noteholders as Principal                                                          $380,801.62
 Release from Spread Account to B Noteholders as Principal                                                             $28,936.29

                                                              Page 11




 Ending Spread Account Balance (after distributions)                                                               $17,517,793.16
 Net Change in Spread Account Balance                                                                                       $0.00

 7.  Ending Balances
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                         $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                         $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                         $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                           $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                         $0.00
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                        $0.00

 A-1 Note Principal Balance (End of Period)                                                                                 $0.00
 A-2 Note Principal Balance (End of Period)                                                                                 $0.00
 A-3 Note Principal Balance (End of Period)                                                                       $106,695,656.68
 B Note Principal Balance (End of Period)                                                                           $8,107,572.70
 Certificate Principal Balance (End of Period)                                                                     $24,371,542.19
 Total Principal Balance of Notes and Certificates (End of Period)                                                $139,174,771.56

 A-1 Note Pool Factor (End of Period)                                                     $125,000,000.00               0.0000000
 A-2 Note Pool Factor (End of Period)                                                     $362,000,000.00               0.0000000
 A-3 Note Pool Factor (End of Period)                                                     $329,000,000.00               0.3243029
 B Note Pool Factor (End of Period)                                                        $25,000,000.00               0.3243029
 Certificate Pool Factor (End of Period)                                                   $34,000,000.00               0.7168101
 Total Notes & Certificates Pool Factor (End of Period)                                                                 0.1590569

 Specified Spread Account Balance (after all distributions and adjustments)                                        $17,517,793.16

                                                              Page 12


CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO NOTEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                         16-Aug-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                          $0.00
        per $1,000 original principal amount:                                                       $0.00000000

 (b)   A-2 Notes:                                                                                         $0.00
         per $1,000 original principal amount:                                                      $0.00000000

 (c)   A-3 Notes:                                                                                $11,981,824.24
         per $1,000 original principal amount:                                                     $36.41891866

 (d)   B Notes:                                                                                     $910,427.92
         per $1,000 original principal amount:                                                     $36.41891866

 (e)   Total                                                                                     $12,892,297.21

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                          $0.00
        per $1,000 original principal amount:                                                       $0.00000000

 (b)   A-2 Notes:                                                                                         $0.00
         per $1,000 original principal amount:                                                      $0.00000000

 (c)  A-3 Notes:                                                                                    $657,671.04
        per $1,000 original principal amount:                                                       $1.99900012

 (d)  B Notes:                                                                                       $52,680.42
         per $1,000 original principal amount:                                                      $2.10721667

 (e)   Total                                                                                        $710,351.46

(3) Pool Balance at the end of the related Collection Period                                    $157,306,225.72

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                      $0.00

                                                              Page 13




      (ii)  A-1 Note Pool Factor:                                                                     0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                      $0.00
      (ii)  A-2 Note Pool Factor:                                                                     0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                            $106,695,656.68
      (ii)  A-3 Note Pool Factor:                                                                    $0.3243029

 (d) (i)  outstanding principal amount of A-3 Notes:                                              $8,107,572.70
      (ii)  A-3 Note Pool Factor:                                                                    $0.3243029

 (e) (i)  Certificate Balance                                                                    $24,371,542.19
      (ii)  Certificate Pool Factor:                                                                  0.7168101

(5)  Amount of Servicing Fee:                                                                       $141,924.08
      per $1,000 Beginning of Collection Period:                                                     0.16203420

(6)  Amount of Administration Fee:                                                                      $166.67
      per $1,000 Beginning of Collection Period:                                                     0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                    $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                        $115,218.80

(9)  Amount in Spread Account:                                                                   $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                      $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                     NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                   $0.00

                                                              Page 14



CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO CERTIFICATEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                                             16-Aug-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                              $0.00
        per $1,000 original principal amount:                                                                           $0.00000000

 (b)  A-2 Notes:                                                                                                              $0.00
        per $1,000 original principal amount:                                                                           $0.00000000

 (c)  A-3 Notes:                                                                                                      11,981,824.24
        per $1,000 original principal amount:                                                                           36.41891866

 (d)  B Notes:                                                                                                           910,472.97
        per $1,000 original principal amount:                                                                           36.41891866

 (e)  Certificates:                                                                                                     $520,106.64
        per $1,000 original principal amount:                                                                          $15.29725404

 (f)  Total:                                                                                                         $13,412,403.84

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                              $0.00
        per $1,000 original principal amount:                                                                           $0.00000000

 (b)  A-2 Notes:                                                                                                              $0.00
        per $1,000 original principal amount:                                                                           $0.00000000

 (c)  A-3 Notes:                                                                                                        $657,671.04
        per $1,000 original principal amount:                                                                           $1.99900012

 (d)  B Notes:                                                                                                           $52,680.42
        per $1,000 original principal amount:                                                                           $2.10721667

 (e)  Certificates:                                                                                                     $144,164.13
        per $1,000 original principal amount:                                                                           $4.24012155

 (f)  Total:                                                                                                            $854,515.59


                                                                                                             Page 15

(3)  Pool Balance at end of related Collection Period:                                                              $157,306,225.72

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                          $0.00
     (ii)  A-1 Note Pool Factor:                                                                                         0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                          $0.00
     (ii)  A-2 Note Pool Factor:                                                                                         0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                                $106,695,656.68
     (ii)  A-3 Note Pool Factor:                                                                                         0.3243029

 (d) (i)  outstanding principal amount of B Notes:                                                                    $8,107,572.70
     (ii)  B Note Pool Factor:                                                                                           0.3243029

 (e) (i)  Certificate Balance                                                                                        $24,371,542.19
     (ii)  Certificate Pool Factor:                                                                                      0.7168101

(5)  Amount of Servicing Fee:                                                                                           $141,924.08
      per $1,000 Beginning of Collection Period:                                                                        $0.16203420

(6)  Amount of Administration Fee:                                                                                          $166.67
      per $1,000 Beginning of Collection Period:                                                                        $0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $115,218.80

(9)  Amount in Spread Account:                                                                                       $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                          NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                       $0.00

=====================================================================================================================


                                                                                                             Page 16

CASE EQUIPMENT LOAN TRUST 1996-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                                             16-Aug-99

(1)  Payment of Administration Fee to Administrator:                                                                        $166.67

(2)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'
        Interest Distributable Amount deposited into Note Distribution Account:                                         $710,351.46

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                            $12,892,297.21

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                        $144,164.13

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                        $520,106.64

(6)  Payment of Servicing Fee to Servicer:                                                                              $141,924.08

(7)  Deposit to Spread Account from Excess Collections over Distributions:                                              $409,737.91

Check for Error                                                                                             NO ERROR
Sum of Above Distributions                                                                                           $14,818,748.09
Total Distribution Amount plus Turbo                                                                                 $14,818,748.09

=====================================================================================================================


                                                                                                             Page 17

CASE EQUIPMENT LOAN TRUST 1996-B
SERVICER'S CERTIFICATE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                                             16-Aug-99
(1)  Total Distribution Amount:                                                                                      $14,409,010.18

(2)  Administration Fee:                                                                                                    $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                      $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                       $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                      $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                       $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                $657,671.04

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                       $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                                   $52,680.42

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                        $0.00

(11)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'                                         $710,351.46
        Interest Distributable Amount deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                                         0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                                        $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                                         0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                                         $0.00


                                                                                                             Page 18

(19)  A-2 Noteholders' Principal Distributable Amount:                                                                        $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                       $11,601,022.62

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                                        89.22%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                                               $11,981,824.24

(24)  B Noteholders' Monthly Principal Distributable Amount:                                                            $881,536.67

(25)  % of Principal Distribution Amount applicable to B Noteholders                                                           6.78%

(26)  B Noteholders' Principal Carryover Shortfall:                                                                           $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                                    $910,472.97

(28)  Noteholders' Principal Distribution Amount:                                                                    $12,892,297.21

(29)  Noteholders' Distributable Amount:                                                                             $13,602,648.66

(30)  Certificateholders' Interest Distributable Amount:                                                                $144,164.13

(31)  Certificateholders' Interest Carryover Shortfall:                                                                       $0.00

(32)  Certificateholders' Percentage:                                                                                          4.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                                    $520,106.64

(34)  Certificateholders' Principal Carryover Shortfall:                                                                      $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                               $520,106.64

(36)  Certificateholders' Distributable Amount:                                                                         $664,270.77

(37)  Servicing Fee:                                                                                                    $141,924.08

(38)  Deposit to Spread Account (from excess collections):                                                              $409,737.91


                                                                                                             Page 19

(39)  Specified Spread Account Balance (after all distributions and adjustments) :                                   $17,517,793.16
 The greater of:
 (a)  3.75% of the Pool Balance at the beginning of the Collection Period in
      which the Payment Date occurs; and                                                                              $5,898,983.46

 (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
        Balance = Spread Account), or                                                                                $21,897,241.45

 (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
         and Certificates LESS THAN OR EQUAL TO 97.50% of Pool Balance                                               $19,707,517.31

 (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
          and Certificates LESS THAN OR EQUAL TO 96.25% of Pool Balance                                              $17,517,793.16

(40)  Spread Account Trigger Tests:
 (a)(i)  Aggregate Realized Losses from the Initial Cutoff Date through the
         end of the related Collection Period:                                                                        $3,426,963.92

    (ii)  2.25% of the Initial Pool Balance:                                                        2.25%            $19,707,517.31

 (b)(i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all
         Receivables as to which the related Finance Equipment has been
         repossessed but in which the receivable has not been liquidated:                                             $1,382,625.60

    (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:                      1.65%             $2,780,957.37

 (c)(i)  Aggregate Scheduled Payments delinquent by more than 60 days as of
         the end of the related Collection Period:                                                                    $2,454,888.70

    (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
          in which the Payment Date occurs:                                                         2.25%             $3,502,012.74

(41)  Spread Account Balance over the Specified Spread Account Balance:                                                 $409,737.91

(42)  Excess Amounts Distributed To Seller:
 (a)  Release of Excess Amount in Spread Account                                                                              $0.00
 (b)  Release of Excess Amount in Negative Carry Account                                                                       0.00

(43)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                           $0.00

(44)  Amount to be withdrawn from the Spread Account and deposited
 into the Certificate Distribution Account:                                                                                   $0.00

(45)  Pool Balance as of the opening of business on the first day of the
      Collection Period in which the Payment Date occurs:                                                           $157,306,225.72


                                                                                                             Page 20



(46)  After giving effect to all distributions on such Payment Date:

           Outstanding Principal Balance of A-1 Notes:                                                        $0.00
           A-1 Note Pool Factor:                                                                          0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                        $0.00
           A-2 Note Pool Factor:                                                                          0.0000000

           Outstanding Principal Balance of A-3 Notes:                                              $106,695,656.68
           A-3 Note Pool Factor:                                                                          0.3243029

           Outstanding Principal Balance of B Notes:                                                  $8,107,572.70
           B Note Pool Factor:                                                                            0.3243029

           Outstanding Principal Balance of the Certificates:                                        $24,371,542.19
           Certificate Pool Factor:                                                                       0.7168101

(47)  Aggregate Purchase Amounts for related Collection Period:                                               $0.00

(48)  Aggregate Amount of Realized Losses for the related Collection Period:                            $115,218.80

(49)  Spread Account Balance after giving effect to all distributions:                               $17,517,793.16

(50)  Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:                       $3,854,061.60

(51)  Number of Collection Periods since Completion of Funding Period                                            35

(53) Life-to-Date (From Jan-97 Collection Period) CPR                                                         23.88%

========================================================================================

                                    Page 21

            5-Aug-99                                5-Aug-99
             Pool 5                                  Pool 6
         958,158.34                               21,346.07
       1,371,896.21                               84,165.59
       1,206,617.29                               44,512.46
       5,746,747.15                               71,534.89
       2,876,893.77                              272,533.55
       1,015,853.55                              196,088.96
         605,051.53                               38,006.22
         548,196.43                               31,093.81
         573,031.28                               62,040.74
         685,270.96                               62,817.70
         530,893.26                               39,593.61
         641,511.68                               37,415.21
         618,843.31                               41,899.91
       1,015,800.18                               58,787.66
         938,756.54                               37,415.21
       4,680,280.28                               59,673.68
       2,145,351.65                              191,094.04
         475,654.90                              175,509.87
         198,275.12                                8,694.66
         170,980.66                                5,088.47
         197,085.32                                5,088.47
         181,232.77                               33,554.60
         106,674.75                                6,949.46
         208,519.15                                6,949.46
         163,541.78                                6,949.46
         330,234.93                                6,949.46
         311,106.47                                6,949.46
       1,763,360.65                               28,469.97
       1,069,624.19                               92,846.42
         185,846.75                               59,184.74
             635.46                                    0.00
          25,283.83                                    0.00
          38,037.07                                    0.00
           5,510.60                                    0.00
             635.46                                    0.00
          21,835.04                                    0.00
             635.46                                    0.00

             Page 22

          37,338.69                                    0.00
          83,714.88                                    0.00
         143,540.49                               12,875.66
          30,987.12                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00
               0.00                                    0.00


      31,909,444.95                            1,806,079.47




             Page 23

              Pool 5                                  Pool 6

              9.089%                                  8.864%
     $30,669,369.76                           $1,766,020.66
     $29,410,326.13                           $1,661,215.00
      $1,259,043.63                             $104,805.66



CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 414-636-6184     File: us97a.xls

                                                                      ------------------------------------------------------
NPV Data Input Section                                                    28-Feb-97            05-Aug-99           05-Aug-99
                                                                      ------------------------------------------------------
Scheduled cash flows as of the                                        Pool 1 Cutoff        Pool 1              Pool 2
  end of the collection period                                                  -           2,852,218.01          581,252.64
Line 0 is scheduled amount                                             6,224,948.06         2,733,052.63          827,021.13
  delinquent                                                           4,087,399.27         2,486,895.91          854,327.94
                                                                       4,191,051.44         3,114,131.84          661,253.88
                                                                       4,860,539.72         6,105,982.66        1,011,103.20
                                                                       4,890,016.88        10,823,101.17        1,212,999.72
                                                                       8,243,609.27         7,987,694.26        1,124,514.79
                                                                       4,447,750.58         3,918,946.94        4,510,136.76
                                                                       6,498,644.13         1,783,026.21        3,119,743.42
                                                                      14,972,196.07         1,498,169.42          398,117.90
                                                                      23,007,915.80         1,636,995.87          432,725.09
                                                                      15,613,409.45         1,678,973.25          440,595.39
                                                                       7,785,366.54         1,717,906.58          484,497.58
                                                                       3,880,079.26         2,021,480.86          559,138.33
                                                                       3,600,829.31         1,672,264.92          524,036.99
                                                                       3,835,204.18         2,283,849.06          409,077.44
                                                                       4,406,106.30         5,014,137.51          662,801.53
                                                                       4,331,724.09         9,005,383.47          814,798.58
                                                                       7,068,300.66         5,488,568.88          811,943.82
                                                                       3,940,812.53         2,190,374.36        2,890,919.63
                                                                       6,159,747.89           667,525.57        1,848,039.13
                                                                      14,561,634.89           397,685.23          100,494.00
                                                                      22,594,768.79           504,755.67          118,600.79
                                                                      15,235,344.04           519,778.22          113,978.42
                                                                       7,445,650.52           528,763.14          151,908.73
                                                                       3,579,468.36           670,567.92          212,479.87
                                                                       3,299,938.35           549,304.52          128,144.83
                                                                       3,563,571.09           848,142.68           78,759.94
                                                                       3,983,635.33         2,389,097.71          217,967.81
                                                                       4,043,413.87         5,308,238.69          412,414.31
                                                                       6,668,398.88         2,870,191.58          394,070.30
                                                                       3,721,394.41           990,780.78        1,387,452.87
                                                                       5,930,985.23            99,280.12          842,445.95
                                                                      14,048,509.71             5,331.69            2,540.13
                                                                      21,617,434.15            45,801.88            2,250.64
                                                                      14,319,031.03            14,356.23           23,710.86
                                                                       6,622,218.98            47,941.31                0.00
                                                                       2,794,527.41            35,379.82           55,264.82
                                                                       2,537,050.75            69,380.04           26,950.96
                                                                       2,704,903.39           229,189.95                0.00
                                                                       3,060,906.46           235,482.12                0.00
                                                                       3,177,927.21           241,530.87           15,465.97



                                                                      ----------------------------------
NPV Data Input Section                                                    05-Aug-99            05-Aug-99
                                                                      ----------------------------------
Scheduled cash flows as of the                                        Pool 3               Pool 4
 end of the collection period                                          1,520,912.98         1,011,541.82
Line 0 is scheduled amount                                             1,348,918.86           919,541.78
 delinquent                                                            1,210,539.85           912,687.37
                                                                       1,133,273.89         1,107,151.02
                                                                       1,382,921.83         1,142,899.98
                                                                       1,558,537.82         1,362,953.68
                                                                       1,324,893.70         1,035,126.89
                                                                       1,423,723.72           846,841.61
                                                                       7,189,963.11         1,484,064.50
                                                                       2,614,976.07         5,063,387.17
                                                                         626,595.37         1,598,548.69
                                                                         680,209.68           654,829.25
                                                                         830,890.36           582,670.27
                                                                         876,562.96           619,849.34
                                                                         714,960.97           624,624.79
                                                                         728,341.38           745,701.59
                                                                         846,347.62           793,731.32
                                                                       1,008,995.27           998,472.14
                                                                         896,902.48           785,297.72
                                                                         874,918.36           608,757.58
                                                                       4,086,691.43           982,199.23
                                                                       1,421,163.18         2,737,710.41
                                                                         199,824.68           883,850.69
                                                                         206,726.66           194,276.78
                                                                         237,817.94           142,449.37
                                                                         362,667.30           180,520.72
                                                                         221,778.09           181,642.05
                                                                         238,439.66           195,626.41
                                                                         256,075.91           242,353.86
                                                                         403,029.64           318,471.45
                                                                         419,972.68           285,102.24
                                                                         362,232.32           149,539.80
                                                                       2,082,441.36           372,686.11
                                                                         611,335.11         1,326,407.56
                                                                          36,775.45           363,862.62
                                                                          34,332.55            36,348.73
                                                                          28,033.61             1,013.36
                                                                          51,626.76            12,424.09
                                                                          22,299.64            17,341.47
                                                                          55,730.44            26,775.35
                                                                          18,636.70               673.13
                                                                          34,101.19             6,265.18


                                   Page  1


                                                                      ------------------------------------------------------
NPV Data Input Section                                                    28-Feb-97            05-Aug-99           05-Aug-99
                                                                      ------------------------------------------------------
Scheduled cash flows as of the                                        Pool 1 Cutoff        Pool 1              Pool 2
  end of the collection period                                         5,473,838.49            30,586.53           41,797.19
Line 0 is scheduled amount                                             2,780,181.99            10,510.96           74,792.25
  delinquent                                                           4,848,252.59                 0.00           11,420.11
                                                                      12,421,394.48                 0.00                0.00
                                                                      19,846,926.73                 0.00                0.00
                                                                      10,668,299.66                 0.00                0.00
                                                                       4,018,932.10                 0.00                0.00
                                                                         999,620.21                 0.00                0.00
                                                                         715,596.94                 0.00                0.00
                                                                         729,463.38                 0.00                0.00
                                                                         978,501.21                 0.00                0.00
                                                                       1,067,113.54                 0.00                0.00
                                                                       2,553,275.87                 0.00                0.00
                                                                         800,506.74                 0.00                0.00
                                                                       2,078,844.49                 0.00                0.00
                                                                       7,648,805.10                 0.00                0.00
                                                                      12,223,538.12                 0.00                0.00
                                                                       6,284,273.88                 0.00                0.00
                                                                       1,911,175.78                 0.00                0.00
                                                                          92,369.69                 0.00                0.00
                                                                          41,527.82                 0.00                0.00
                                                                          38,987.30                 0.00                0.00
                                                                          13,226.62                 0.00                0.00
                                                                          99,942.27                 0.00                0.00
                                                                          66,826.08                 0.00                0.00
                                                                          60,733.30                 0.00                0.00
                                                                         655,358.90                 0.00                0.00
                                                                         584,135.41                 0.00                0.00
                                                                         430,830.03                 0.00                0.00
                                                                         139,155.22                 0.00                0.00
                                                                               0.00                 0.00                0.00
                                                                               0.00                 0.00                0.00

Total Time Balance of Scheduled Cash Flows                                                 93,322,757.04       28,591,955.64



                                                                      ----------------------------------
NPV Data Input Section                                                    05-Aug-99            05-Aug-99
                                                                      ----------------------------------
Scheduled cash flows as of the                                        Pool 3               Pool 4
 end of the collection period                                                  0.00           105,308.21
Line 0 is scheduled amount                                                35,238.87               673.13
 delinquent                                                               42,142.50            51,861.78
                                                                               0.00            42,250.21
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                           5,516.38                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00
                                                                               0.00                 0.00

Total Time Balance of Scheduled Cash Flows                            40,268,016.33        31,756,312.45


                                   Page  2




CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 414-636-6184

Payment Date                                                                                                          16-Aug-99
Collection Period Be                                                                                                  06-Jul-99
Collection Period En                                                                            28-Feb-97             05-Aug-99
Days in accrual period (30/360)                                                                                              30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                                  $9,204,970.18

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                               $0.00
    Government obligors                                                                                                   $0.00
          Total Warranty Repurchases                                                                                      $0.00

Total Collections For The Period                                                                                  $9,204,970.18

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                                       $1,334,037.44
    Scheduled Amounts 60 days or more past due                                                                    $2,574,647.20
    Net Losses on Liquidated Receivables                                                                            $109,563.09
    Number of Loans at Beginning of Period                                                                               12,125
    Number of Loans at End of Period                                                                                     11,910
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                              $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                    $0.00
    Reinvestment Income (including Pre-Funding Account and Spread Account)                                           $83,920.34
    Pre-Funding Account Reinvestment Income                                                                               $0.00


                                   Page  3


CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date                                                                                                          16-Aug-99
Collection Period Begin Date                                                                                          06-Jul-99
Collection Period End Date                                                                                            05-Aug-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                         $184,971,524.59
 A-1 Note Beginning Principal Balance                                                                                     $0.00
 A-2 Note Beginning Principal Balance                                                                                     $0.00
 A-3 Note Beginning Principal Balance                                                                           $147,596,524.59
 B Note Beginning Principal Balance                                                                              $26,000,000.00
 Certificate Beginning Principal Balance                                                                         $11,375,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                               $176,920,859.02
 A-1 Note Principal Balance (End of Period)                                                                               $0.00
         A-1 Note Pool Factor (End of Period)                                                                         0.0000000
 A-2 Note Principal Balance (End of Period)                                                                               $0.00
         A-2 Note Pool Factor (End of Period)                                                                         0.0000000
 A-3 Note Principal Balance (End of Period)                                                                     $139,545,859.02
         A-3 Note Pool Factor (End of Period)                                                                         0.5385272
 B Note Principal Balance (End of Period)                                                                        $26,000,000.00
         B Note Pool Factor (End of Period)                                                                           1.0000000
 Certificate Principal Balance (End of Period)                                                                   $11,375,000.00
         Certificate Pool Factor (End of Period)                                                                      1.0000000

Contract Value Decline                                                                                            $8,050,665.57
 Pool Balance (Beg. of Collection Period)                                                                       $184,976,743.68
 Pool Balance (End of Collection Period)                                                                        $176,926,078.11

Total Distribution Amount (TDA)                                                                                   $9,288,890.52
 Total Collections and Investment Income for the Period                                                           $9,288,890.52
 Negative Carry Amount                                                                                                    $0.00

Administration Fee Accrued during this Period ($500 per Quarter)                                                        $166.67

Principal Distribution Amount  (PDA)                                                                              $8,050,665.57



Principal Allocation to Notes and Certificates
 A-1 Noteholders' Principal Distributable Amount                                                                          $0.00
 A-2 Noteholders' Principal Distributable Amount                                                                          $0.00
 A-3 Noteholders' Principal Distributable Amount                                                                  $8,050,665.57
 B Noteholders' Principal Distributable Amount                                                                            $0.00


                                   Page  4


 Certificateholders' Principal Distributable Amount                                                                       $0.00

Interest Distributable Amount                                                                                     $1,002,008.41
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                       $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                       $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                 $793,331.32
 Noteholders' Interest Distributable Amount applicable to B Notes                                                   $145,166.67
 Certificateholders' Interest Distributable Amount                                                                   $63,510.42

Servicing Fees Accrued during this Period                                                                           $154,147.29

Total Distribution Amount Remaining to Deposit to Spread Account                                                     $81,902.58

Spread Account
 Beginning Spread Account Balance                                                                                $13,000,000.00
 Deposit to Spread Account from Pre-Funding Account                                                                       $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                                $81,902.58
 Distribution from Spread Account for Interest / Principal Shortfall                                                      $0.00
    0.00                                                                                                                  $0.00

 Specified Spread Account Balance                                                                                $13,000,000.00
 Release from Spread Account to Seller as "Excess Servicing Fee"                                                     $81,902.58
 Ending Spread Account Balance (after distributions)                                                             $13,000,000.00

Credit Enhancement                                                                                                         7.35%
 Spread account % of Ending Pool Balance                                                                                   7.35%
 Overcollateralization % of Ending Pool Balance                                                                            0.00%


Scheduled Amounts 30 - 59 days past due                                                                           $1,334,037.44
         as % of Ending Pool Balance                                                                                       0.75%
Scheduled Amounts 60 days or more past due                                                                        $2,574,647.20
         as % of Ending Pool Balance                                                                                       1.46%
Net Losses on Liquidated Receivables                                                                                $109,563.09
         as % of Ending Pool Balance                                                                                       0.06%



PART III -- SERVICING CALCULATIONS                                                           16-Aug-99

1.  Sources and Uses of Collection Account Balance                Pool 1 Cutoff                 Pool 1

Wtd. Avg. APR                                                            8.823%                 8.823%
Contract Value (Beg. of Collection Period),
   by origination pool                                                                  $88,990,152.02
Contract Value  (End of Collection Period),
   by origination pool                                          $335,052,501.00         $85,113,847.34
                                                                                        --------------
Contract Value Decline                                                                   $3,876,304.68
                                                                                                 4.36%
Initial Pool Balance                                                                   $184,976,743.68
Pool Balance (End of Collection Period)                                                $176,926,078.11

Total Collections and Investment Income for
   the period                                                                            $9,288,890.52
Negative Carry Amount                                                                            $0.00

Total Distribution Amount (TDA)                                                          $9,288,890.52
Principal Distribution Amount  (PDA)                                                     $8,050,665.57
Interest Distribution Amount  (IDA)                                                      $1,238,224.95


1.  Sources and Uses of Collection Account Balance                       Pool 2                 Pool 3              Pool 4

Wtd. Avg. APR                                                            8.701%                 8.302%              8.479%
Contract Value (Beg. of Collection Period),
   by origination pool                                           $27,090,899.31         $38,588,826.68      $30,306,865.67
Contract Value  (End of Collection Period),
   by origination pool                                           $26,030,844.48         $36,847,102.73      $28,934,283.56
                                                                 --------------         --------------      --------------
Contract Value Decline                                           $ 1,060,054.83         $ 1,741,723.95      $ 1,372,582.11
                                                                          3.91%                  4.51%               4.53%
Initial Pool Balance
Pool Balance (End of Collection Period)

Total Collections and Investment Income for
   the period
Negative Carry Amount

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)                                        87%
Interest Distribution Amount  (IDA)                                         13%


2.  Calculation of Distributable Amounts                                                        Pool 1

A-1 Note Beginning Principal Balance                                                             $0.00
A-1 Noteholders' Principal Carryover Shortfall
   (Previous Period)                                                                             $0.00
A-1 Noteholders' Share of the Principal Distribution
   Amount                                                                                        0.00%
A-1 Noteholders' Principal Distributable Amount                                                  $0.00

Principal Distribution Amount Remaining                                                  $8,050,665.57

A-2 Note Beginning Principal Balance                                                             $0.00
A-2 Noteholders' Principal Carryover Shortfall
   (Previous Period)                                                                             $0.00
A-2 Noteholders' Share of the Principal Distribution
   Amount                                                                                        0.00%
A-2 Noteholders' Principal Distributable Amount                                                  $0.00

Principal Distribution Amount Remaining                                                  $8,050,665.57

A-3 Note Beginning Principal Balance                                                   $147,596,524.59
A-3 Noteholders' Principal Carryover Shortfall
   (Previous Period)                                                                             $0.00
A-3 Noteholders' Share of the Principal Distribution
   Amount                                                                                      100.00%
A-3 Noteholders' Principal Distributable Amount                                          $8,050,665.57

Principal Distribution Amount Remaining                                                          $0.00

B Note Beginning Principal Balance                                                      $26,000,000.00
B Noteholders' Principal Carryover Shortfall
   (Previous Period)                                                                             $0.00
B Noteholders' Share of the Principal Distribution
   Amount                                                                                         0.00%
B Noteholders' Principal Distributable Amount                                                     $0.00

Principal Distribution Amount Remaining                                                           $0.00

Certificate Beginning Principal Balance                                                  $11,375,000.00


                                                                         Page 6


Certificateholders' Principal Carryover Shortfall                    Pool 1 Cutoff              Pool 1
   (Previous Period)                                                                             $0.00
Certificateholders' Share of the Principal Distribution
   Amount                                                                                        0.00%
Certificateholders' Principal Distributable Amount                                               $0.00

Interest Accrued on Class A-1 Notes this period                          5.597%                  $0.00
Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-1 Notes                                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                     $0.00
Noteholders' Interest Distributable Amount applicable
   to A-1 Notes                                                                                  $0.00

Interest Accrued on Class A-2 Notes this period                          6.000%                  $0.00
Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-2 Notes                                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                     $0.00
Noteholders' Interest Distributable Amount applicable
   to A-2 Notes                                                                                  $0.00

Interest Accrued on Class A-3 Notes this period                          6.450%            $793,331.32
Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-3 Notes                                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                     $0.00
Noteholders' Interest Distributable Amount applicable
   to A-3 Notes                                                                            $793,331.32

Interest Accrued on Class A-1, A-2 and A-3 Notes this
   period                                                                                  $793,331.32
Offered Noteholders' Interest Carryover Shortfall
   (Previous Period)                                                                             $0.00
Interest Due (in Arrears) on above Shortfall                                                     $0.00
Offered Noteholders' Interest Distributable Amount                                         $793,331.32

Interest Accrued on Class B Notes this period                            6.700%            $145,166.67
Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to B Notes                                                       $0.00
Interest Due (in Arrears) on above Shortfall                                                     $0.00
Noteholders' Interest Distributable Amount applicable
   to B Notes                                                                              $145,166.67

Interest Accrued on Certificates this period                             6.700%             $63,510.42
Certificateholders' Interest Carryover Shortfall
   (Previous Period)                                                                             $0.00
Interest Due (in Arrears) on Above Shortfall                                                     $0.00
Certificateholders' Interest Distributable Amount                                           $63,510.42

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                $9,288,890.52

Administration Fee Shortfall (Previous Period)                                                   $0.00
Administration Fee Accrued during this Period ($500 per Quarter)        $500.00                $166.67
Administration Fee Paid this Period from TDA                                                   $166.67
Administration Fee Shortfall                                                                     $0.00

Total Distribution Amount Remaining                                                      $9,288,723.85

Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-1 Notes                                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                     $0.00
Interest Accrued on Class A-1 Notes this period                                                  $0.00
Noteholders' Interest applicable to A-1 Notes Paid
   this Period from TDA                                                                          $0.00
Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-1 Notes                                                      $0.00

Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-2 Notes                                                     $0.00


                                       Page 7

                                                                                                Pool 1
Interest Due (in Arrears) on above Shortfall                                                     $0.00
Interest Accrued on Class A-2 Notes this period                                                  $0.00
Noteholders' Interest applicable to A-2 Notes Paid this
   Period from TDA                                                                               $0.00
Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-2 Notes                                                      $0.00

Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to A-3 Notes                                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                     $0.00
Interest Accrued on Class A-3 Notes this period                                            $793,331.32
Noteholders' Interest applicable to A-3 Notes Paid
   this Period from TDA                                                                    $793,331.32
Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-3 Notes                                                      $0.00

Offered Noteholders' Interest Carryover Shortfall
   (Previous Period)                                                                             $0.00
Interest Due (in Arrears) on above Shortfall                                                     $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes
   this period                                                                             $793,331.32
Offered Noteholders' Interest Paid this Period from TDA                                    $793,331.32
Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period)                                                                              $0.00

Total Distribution Amount Remaining                                                      $8,495,392.53

Noteholders' Interest Carryover Shortfall
   (Previous Period) applicable to B Notes                                                       $0.00
Interest Due (in Arrears) on above Shortfall                                                     $0.00
Interest Accrued on Class B Notes this period                                              $145,166.67
Noteholders' Interest applicable to B Notes Paid this
   Period from TDA                                                                         $145,166.67
Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to B Notes                                                        $0.00

Total Distribution Amount Remaining                                                      $8,350,225.86

A-1 Noteholders' Principal Carryover Shortfall
   (Previous Period)                                                                             $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                          $0.00
A-1 Noteholders' Principal Distributable Amount Paid
   from TDA                                                                                      $0.00
Preliminary A-1 Noteholders' Principal Carryover
   Shortfall (Current Period)                                                                    $0.00

Total Distribution Amount Remaining                                                      $8,350,225.86

A-2 Noteholders' Principal Carryover Shortfall
   (Previous Period)                                                                             $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                          $0.00
A-2 Noteholders' Principal Distributable Amount Paid
   from TDA                                                                                      $0.00
Preliminary A-2 Noteholders' Principal Carryover
   Shortfall (Current Period)                                                                    $0.00

Total Distribution Amount Remaining                                                      $8,350,225.86

A-3 Noteholders' Principal Carryover Shortfall
   (Previous Period)                                                                             $0.00
A-3 Noteholders' Monthly Principal Distributable
   Amount                                                                                $8,050,665.57
A-3 Noteholders' Principal Distributable Amount Paid
   from TDA                                                                              $8,050,665.57
Preliminary A-3 Noteholders' Principal Carryover
   Shortfall (Current Period)                                                                    $0.00


                                                                 Page 8

                                                                     Pool 1 Cutoff              Pool 1
Total Distribution Amount Remaining                                                        $299,560.29

B Noteholders' Principal Distributable Amount                                                    $0.00
B Noteholders' Monthly Principal Distributable Amount                                            $0.00
B Noteholders' Principal Distributable Amount Paid from TDA                                      $0.00
Preliminary B Noteholders' Principal
   Carryover Shortfall (Current Period)                                                          $0.00

Total Distribution Amount Remaining                                                        $299,560.29

Certificateholders' Interest Carryover Shortfall (Previous Period)                               $0.00
Interest Due (in Arrears) on Above Shortfall                                                     $0.00
Interest Accrued on Certificates this period                                                $63,510.42
Certificateholders' Interest Paid this Period from TDA                                      $63,510.42
Preliminary Certificateholders' Interest
   Carryover Shortfall (Current Period)                                                          $0.00

Total Distribution Amount Remaining                                                        $236,049.87

Certificateholders' Principal Carryover Shortfall (Previous Period)                              $0.00
Certificateholders' Principal Distributable
    Amount applicable to current period                                                          $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                                 $0.00
Preliminary Certificateholders'
    Principal Carryover Shortfall (Current Period)                                               $0.00

Total Distribution Amount Remaining                                                        $236,049.87

Servicing Fee Shortfall (Previous Period)                                                        $0.00
Servicing Fees Accrued during this Period                                 1.00%            $154,147.29
Total Servicing Fees Due                                                                   $154,147.29
Servicing Fees Paid this Period from TDA                                                   $154,147.29
Servicing Fee Shortfall                                                                          $0.00

Total Distribution Amount Available to Deposit to Spread Acct                               $81,902.58

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                            $0.00

New Collateral Purchased                                                                         $0.00
Deposit to Spread Account                                                 2.00%                  $0.00
                                                                                                 -----
Payment to Seller                                                                                $0.00

Ending Pre-Funding Account Balance                                                               $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                     $0.00

Adjusted Ending Pre-Funding Account Balance                                                      $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                               177 days                  $0.00

Pre-Funded Percentage                                                                           0.000%
Negative Carry Withdrawls                                                                        $0.00
Cumulative Negative Carry Withdrawls                                                             $0.00


                                                                 Page 9

                                                                     Pool 1 Cutoff              Pool 1
Maximum Negative Carry Amount                                          150 days                  $0.00
Required Negative Carry Account Balance                                                          $0.00
Interim Ending Negative Carry Account Balance                                                    $0.00
Negative Carry Amount Released to Seller                                                         $0.00

Ending Negative Carry Account Balance                                                            $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                        $13,000,000.00
Deposit to Spread Account from Pre-Funding Account                                               $0.00
Deposit to Spread Account from Excess Collections over Distributions                        $81,902.58

Distribution from Spread Account to Noteholders' Distr. Account                                  $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-1 Notes                                                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-2 Notes                                                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-3 Notes                                                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to B Notes                                                        $0.00
Adj to Preliminary A-1 Noteholders' Principal
   Carryover Shortfall (Current Period)                                                          $0.00
Adj to Preliminary A-2 Noteholders' Principal
   Carryover Shortfall (Current Period)                                                          $0.00
Adj to Preliminary A-3 Noteholders' Principal
   Carryover Shortfall (Current Period)                                                          $0.00
Adj to Preliminary B Noteholders' Principal
   Carryover Shortfall (Current Period)                                                          $0.00

Preliminary Spread Account Balance Remaining                                            $13,081,902.58

Cumulative Realized Losses since 28-February-97 (Cut-off Date)                           $2,593,177.76
Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                NO
12*(Realized Losses during Collection Period +
   Repos at end of Collection Period)                                                    $1,314,757.08
Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?       NO
60 day or GREATER THAN Delinquent Scheduled Amounts                                      $2,574,647.20
Are 60 day or GREATER THAN Delinquencies greater than 2.25% of
   Ending Pool Balance?                                                             NO
Are any of the three conditions "YES"?                                              NO


Case Credit has discovered a systems error in the report used to identify losses for the trust.  The report only identified losses that had been applied against dealer reserves.  It failed to include in the loss figure any losses that were not covered by dealer reserves.  This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses


                                                                 Page 10

                                                                           Pool 1 Cutoff        Pool 1
that were not included in the monthly servicer reports through its on-book reserves.
Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
have been charged to the trust was:                                                         861,558.07

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                      3,454,735.83
Are Cumulative Realized Losses GREATER THAN 2.25% of the Initial Pool Balance?      NO

Preliminary A-1 Note Principal Balance (End of Period)                                           $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                           $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                 $139,545,859.02
Preliminary B Note Principal Balance (End of Period)                                    $26,000,000.00
Preliminary Certificate Principal Balance (End of Period)                               $11,375,000.00
Preliminary Total Principal Balance of Notes and
   Certificates (End of Period)                                                        $176,920,859.02

Specified Spread Account Balance                                                        $13,000,000.00
Lesser of:
(a) 2.00% of the Initial Pool Balance                                     2.00%          13,000,000.00

(b) the Note Balance                                                                    176,920,859.02





Preliminary Spread Account Balance Remaining                                            $13,081,902.58
Preliminary Excess Amount in Spread Account                                                 $81,902.58

Release from Spread Account to Seller as "Excess Servicing Fee"                             $81,902.58




Ending Spread Account Balance (after distributions)                                     $13,000,000.00
Net Change in Spread Account Balance                                                             $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-1 Notes                                                      $0.00
Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-2 Notes                                                      $0.00
Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-3 Notes                                                      $0.00
Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to B Notes                                                        $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                               $0.00


                                                                 Page 11

                                                                Pool 1 Cutoff                   Pool 1
Certificateholders' Principal Carryover Shortfall
    (Ending Balance)                                                                             $0.00

A-1 Note Principal Balance (End of Period)                                                       $0.00
A-2 Note Principal Balance (End of Period)                                                       $0.00
A-3 Note Principal Balance (End of Period)                                             $139,545,859.02
B Note Principal Balance (End of Period)                                                $26,000,000.00
Certificate Principal Balance (End of Period)                                           $11,375,000.00
Total Principal Balance of Notes and Certificates
   (End of Period)                                                                     $176,920,859.02

A-1 Note Pool Factor (End of Period)                             $71,500,000.00              0.0000000
A-2 Note Pool Factor (End of Period)                            $282,000,000.00              0.0000000
A-3 Note Pool Factor (End of Period)                            $259,125,000.00              0.5385272
B Note Pool Factor (End of Period)                               $26,000,000.00              1.0000000
Certificate Pool Factor (End of Period)                          $11,375,000.00              1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                       0.2721859

Specified Spread Account Balance
   (after all distributions and adjustments)                                            $13,000,000.00



CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO NOTEHOLDERS

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                               16-Aug-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                $0.00
        per $1,000 original principal amount:                                               0.0000000

 (b)  A-2 Notes:                                                                                $0.00
         per $1,000 original principal amount:                                            $0.00000000

 (c)  A-3 Notes:                                                                        $8,050,665.57
         per $1,000 original principal amount:                                           $31.06865632

 (d)  B Notes:                                                                                  $0.00
         per $1,000 original principal amount:                                            $0.00000000

 (e)   Total                                                                            $8,050,665.57

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                $0.00
        per $1,000 original principal amount:                                             $0.00000000

 (b)  A-2 Notes:                                                                                $0.00
        per $1,000 original principal amount:                                             $0.00000000

 (c)  A-3 Notes:                                                                          $793,331.32
        per $1,000 original principal amount:                                             $3.06157769

 (d)  B Notes:                                                                            $145,166.67
         per $1,000 original principal amount:                                            $5.58333346

 (e)   Total                                                                              $938,497.99

(3) Pool Balance at the end of the related Collection Period                          $176,926,078.11

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                            $0.00
     (ii) A-1 Note Pool Factor:                                                             0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                            $0.00


                                                                       Page 13


      (ii)  A-2 Note Pool Factor:                                                           0.0000000

 (c)  (i)  outstanding principal amount of A-3 Notes:                                 $139,545,859.02
      (ii) A-3 Note P                                                                      $0.5385272

 (d)  (i)  outstanding principal amount of A-3 Notes:                                  $26,000,000.00
      (ii)  A-3 Note Pool Factor:                                                          $1.0000000

 (e)  (i)  Certificate Balance                                                         $11,375,000.00
      (ii)  Certificate Pool Factor:                                                        1.0000000

(5)  Amount of Servicing Fee:                                                             $154,147.29
      per $1,000 Beginning of Collection Period:                                           0.83333335

(6)  Amount of Administration Fee:                                                            $166.67
      per $1,000 Beginning of Collection Period:                                           0.00090103

(7)  Aggregate Purchase Amounts for Collection Period:                                          $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                              $109,563.09

(9)  Amount in Spread Account:                                                         $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                            $0.00

(11)  For the Final payment date with respect to the Funding Period, the                           NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                         $0.00

                                                                         Page 14


CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO CERTIFICATEHOLDERS

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                               16-Aug-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                $0.00
        per $1,000 original principal amount:                                             $0.00000000

 (b)  A-2 Notes:                                                                                $0.00
        per $1,000 original principal amount:                                             $0.00000000

 (c)  A-3 Notes:                                                                         8,050,665.57
        per $1,000 original principal amount:                                             31.06865632

 (d)  B Notes:                                                                                   0.00
        per $1,000 original principal amount:                                              0.00000000

 (e)  Certificates:                                                                             $0.00
        per $1,000 original principal amount:                                             $0.00000000

 (f)  Total:                                                                            $8,050,665.57

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                $0.00
        per $1,000 original principal amount:                                             $0.00000000

 (b)  A-2 Notes:                                                                                $0.00
        per $1,000 original principal amount:                                             $0.00000000

 (c)  A-3 Notes:                                                                          $793,331.32
        per $1,000 original principal amount:                                             $3.06157769

 (d)  B Notes:                                                                            $145,166.67
        per $1,000 original principal amount:                                             $5.58333346

 (e)  Certificates:                                                                        $63,510.42
        per $1,000 original principal amount:                                             $5.58333363

 (f)  Total:                                                                            $1,002,008.41

(3)   Pool Balance at end of related Collection Period:                               $176,926,078.11

(4)   After giving effect to distributions on this Payment Date:

                                                                          Page 15


 (a) (i)  outstanding principal amount of A-1 Notes:                                            $0.00
     (ii)  A-1 Note Pool Factor:                                                            0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                            $0.00
     (ii)  A-2 Note Pool Factor:                                                            0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                  $139,545,859.02
     (ii)  A-3 Note Pool Factor:                                                            0.5385272

 (d) (i)  outstanding principal amount of B Notes:                                     $26,000,000.00
     (ii)  B Note Pool Factor:                                                              1.0000000

 (e) (i)  Certificate Balance                                                          $11,375,000.00
     (ii)  Certificate Pool Factor:                                                         1.0000000

(5)  Amount of Servicing Fee:                                                             $154,147.29
      per $1,000 Beginning of Collection Period:                                          $0.83333335

(6)  Amount of Administration Fee:                                                            $166.67
      per $1,000 Beginning of Collection Period:                                          $0.00090103

(7)  Aggregate Purchase Amounts for Collection Period:                                          $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                              $109,563.09

(9)  Amount in Spread Account:                                                         $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                            $0.00

(11)  For the Final payment date with respect to the Funding Period, the           NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                         $0.00

========================================================================================================

                                                                         Page 16




---------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                                                         16-Aug-99

(1)  Payment of Administration Fee to Administrator:                                                                    $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                   $938,497.99

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                         $8,050,665.57

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                     $63,510.42

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                          $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                          $154,147.29

(7) Release to Seller from Excess Collections over Distributions                                                     $81,902.58

Check for Error                                                                                           NO ERROR
Sum of Above Distributions                                                                                $9,288,890.52
Total Distribution Amount plus Releases to Seller                                                         $9,288,890.52

=================================================================================================================================

                                                                             Page 17

---------------------------------------------------------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-A
SERVICER'S CERTIFICATE

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                                                         16-Aug-99
(1)  Total Distribution Amount:                                                                                   $9,288,890.52

(2)  Administration Fee:                                                                                                $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                  $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                   $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                  $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                   $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                            $793,331.32

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                   $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                              $145,166.67

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                    $0.00

(11)  Offered Noteholders' Interest Distributable Amount'                                                           $938,497.99
      deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                            $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                                     0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                                     $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                                    $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                            $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                                     0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                                     $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                                    $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                    $8,050,665.57

                                                                           Page 18


(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                                   100.00%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                                     $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                                            $8,050,665.57

(24)  B Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(25)  % of Principal Distribution Amount applicable to B Noteholders                                                       0.00%

(26)  B Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                                      $0.00

(28)  Noteholders' Principal Distribution Amount:                                                                 $8,050,665.57

(29)  Noteholders' Distributable Amount:                                                                          $8,989,163.56

(30)  Certificateholders' Interest Distributable Amount:                                                             $63,510.42

(31)  Certificateholders' Interest Carryover Shortfall:                                                                   $0.00

(32)  Certificateholders' Percentage:                                                                                      0.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                                      $0.00

(34)  Certificateholders' Principal Carryover Shortfall:                                                                  $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                                 $0.00

(36)  Certificateholders' Distributable Amount:                                                                      $63,510.42

(37)  Servicing Fee:                                                                                                $154,147.29

(38)  Deposit to Spread Account (from excess collections):                                                           $81,902.58

(39)  Specified Spread Account Balance (after all distributions and adjustments) :                               $13,000,000.00
 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                           $13,000,000.00


 (b) the Note Balance                                                                                           $176,920,859.02

(40)  Spread Account Balance over the Specified Spread Account Balance:                                              $81,902.58

(41)  Excess Amounts Distributed To Seller:
 (a) Release of Excess Amount in Spread Account                                                                      $81,902.58
 (b) Release of Excess Amount in Negative Carry Account                                                                    0.00

                                                                         Page 19


(42)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                       $0.00



(44)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                              $184,976,743.68

(45)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                    $0.00
           A-1 Note Pool Factor:                                                                                      0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                    $0.00
           A-2 Note Pool Factor:                                                                                      0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                          $139,545,859.02
           A-3 Note Pool Factor:                                                                                      0.5385272

           Outstanding Principal Balance of B Notes:                                                             $26,000,000.00
           B Note Pool Factor:                                                                                        1.0000000

           Outstanding Principal Balance of the Certificates:                                                    $11,375,000.00
           Certificate Pool Factor:                                                                                   1.0000000

(46)  Aggregate Purchase Amounts for related Collection Period:                                                           $0.00

(47)  Aggregate Amount of Realized Losses for the related Collection Period:                                        $109,563.09

(48)  Spread Account Balance after giving effect to all distributions:                                           $13,000,000.00


                                                                         Page 20





CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004
                                                                     17-Aug-99
                                                                      05:07 PM
Prepared by  Lisa Sorenson (414)636-6184          File: us97b.xls

NPV Data Input Section              31-Aug-97                  05-Aug-99           05-Aug-99         05-Aug-99         05-Aug-99
Scheduled cash flows as of the     Pool 1 Cutoff                  Pool 1              Pool 2            Pool 3            Pool 4
                                        1,177,249.91        6,273,166.65        1,487,359.82      1,028,342.91      2,075,845.26
                                        6,659,719.81        6,115,387.19        5,681,298.61      1,596,147.27      2,592,660.91
                                        6,534,773.62        4,083,616.26        3,270,530.93      5,407,685.65      2,516,658.71
                                        6,984,610.38        4,039,913.00        1,422,070.83      2,255,705.62     11,052,598.98
                                       10,446,903.15        5,325,416.57        1,612,368.37      1,472,199.96      4,809,831.41
                                        8,329,023.40        5,534,512.75        1,757,997.95      1,313,694.50      2,420,831.77
                                        6,232,683.33        3,943,790.63        1,202,410.63        889,442.22      1,620,609.82
                                        6,320,726.36        3,590,590.12        1,098,960.65        744,767.46      1,539,726.35
                                        8,485,392.69        4,227,438.70        1,241,774.07        953,572.01      1,562,754.72
                                       12,048,887.10        5,619,814.24          921,475.38        783,234.42      1,517,570.73
                                       14,644,000.73        9,024,832.62          846,164.25        773,268.06      1,349,522.09
                                       14,137,496.87        8,042,666.73        1,400,842.31        855,743.35      1,464,938.71
                                       11,667,759.49        7,844,136.14        1,083,214.14        815,725.99      1,681,411.76
                                        6,930,958.47        4,917,986.85        5,469,465.25      1,429,340.42      2,249,459.85
                                        6,299,823.14        2,914,803.98        2,946,060.42      5,117,647.28      2,290,548.38
                                        6,824,045.37        2,932,902.54        1,164,569.57      2,036,621.36     10,407,141.06
                                       10,425,799.25        3,918,262.73        1,324,430.67      1,240,823.97      4,138,568.05
                                        7,966,016.16        4,008,706.98        1,293,904.29      1,115,256.17      1,824,714.44
                                        5,872,271.46        2,827,122.95          958,207.30        731,336.30      1,250,757.40
                                        5,987,805.41        2,513,628.71          817,212.00        610,209.81      1,177,828.61
                                        8,167,460.88        2,866,606.09          892,729.28        735,878.39      1,133,872.30
                                       11,705,614.28        3,472,511.98          680,370.75        601,508.45      1,082,065.33
                                       14,220,372.77        5,129,600.17          618,311.98        601,321.54        929,369.36
                                       13,761,263.49        4,923,285.36        1,100,498.78        655,097.97      1,059,418.51
                                       11,210,927.99        4,676,775.22          844,372.28        610,100.11      1,214,094.02
                                        6,624,361.87        2,703,925.00        4,246,966.27      1,158,854.79      1,724,827.93
                                        5,740,355.70          940,178.57        1,998,136.53      3,910,154.14      1,593,115.10
                                        6,424,415.91          929,318.91          738,380.10      1,398,226.20      7,918,595.17
                                        9,775,715.64        1,570,363.55          849,132.04        756,274.83      2,808,438.20
                                        7,482,998.61        1,823,344.22          673,910.41        582,708.82      1,014,879.55
                                        5,557,953.05          912,254.76          452,995.15        238,332.83        558,176.16
                                        5,609,822.66          739,180.35          261,462.22        189,196.19        505,905.15
                                        7,669,989.82          895,448.85          426,899.92        301,825.01        437,288.08
                                       11,162,718.67        1,075,276.79          252,111.77        215,399.63        336,731.58
                                       13,235,556.56        2,158,125.28          193,464.11        193,809.34        247,527.43
                                       12,542,910.53        2,162,537.01          451,643.46        247,395.68        405,249.20
                                        9,928,723.89        2,247,742.01          375,250.73        206,541.52        460,204.50
                                        5,129,980.46        1,312,266.89        2,062,634.84        464,944.90        817,388.80


                                                  Page 1 of 25

                                        4,354,845.95          215,930.66        1,236,965.59      2,133,601.29        780,707.44
                                        4,889,943.50          130,815.65          273,187.44        792,973.64      5,271,803.64
                                        7,657,111.36          291,506.99          313,984.94        372,646.19      1,739,336.26
                                        5,443,438.38          180,041.34          242,235.36        278,332.19        578,273.16
                                        4,072,147.80           20,090.07          218,561.32         26,469.89        164,384.31
                                        4,042,827.78           26,678.59            9,923.47          9,469.58         81,437.51
                                        5,247,728.10           26,347.73            7,761.47         23,109.08         34,771.67
                                        7,108,867.81           46,551.14            6,086.91          2,580.39         25,574.54
                                        8,298,173.11           34,297.35            2,098.35         37,547.23         10,593.26
                                        7,976,566.27           73,420.31            2,098.35          2,580.39         15,577.03
                                        5,851,367.78            3,455.97           14,410.23          2,580.39         31,093.36
                                        2,223,150.62           16,233.26           62,809.84         29,852.03         38,372.51
                                        1,416,948.02                0.00           13,379.00        130,837.06        103,983.24
                                        1,718,257.67                0.00                0.00              0.00        111,428.62
                                        3,905,247.51           31,674.52                0.00              0.00              0.00
                                        2,481,818.67                0.00                0.00              0.00              0.00
                                        1,355,344.38                0.00                0.00         10,668.03              0.00
                                        1,259,850.35                0.00                0.00              0.00              0.00
                                        1,818,367.28                0.00                0.00              0.00              0.00
                                        2,613,174.13                0.00                0.00              0.00              0.00
                                        3,895,634.50                0.00                0.00              0.00              0.00
                                        4,162,542.10                0.00                0.00              0.00              0.00
                                        3,316,944.40                0.00                0.00              0.00              0.00
                                          839,878.60                0.00                0.00              0.00              0.00
                                          207,734.88                0.00                0.00              0.00              0.00
                                          306,822.64                0.00                0.00              0.00              0.00
                                          524,009.56                0.00                0.00              0.00              0.00
                                          131,373.18                0.00                0.00              0.00              0.00
                                           35,339.32                0.00                0.00              0.00              0.00
                                          109,901.23                0.00                0.00              0.00              0.00
                                          167,092.62                0.00                0.00              0.00              0.00
                                          102,874.99                0.00                0.00              0.00              0.00
                                          189,709.96                0.00                0.00              0.00              0.00
                                          129,985.21                0.00                0.00              0.00              0.00
                                                0.00                0.00                0.00              0.00              0.00
                                                0.00                0.00                0.00              0.00              0.00


Total Time Balance of Scheduled
Cash Flows                            427,782,108.54      139,334,480.93       56,523,090.33     48,091,582.45     92,778,461.93


                                                  Page 2 of 25

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Prepared by  Lisa Sorenson (414)636-6184                              08/17/99
                                                                      05:07 PM
Payment Date                                                                                           16-Aug-99
Collection Period Begin Date                                                                           06-Jul-99
Collection Period End Date                                           31-Aug-97                         05-Aug-99
Days in accrual period (30/360)                                                                               30
Days in accrual period (ACT/360)                                                                              32
One-Month LIBOR                                                                                          5.18000%

PART I -- MONTHLY DATA INPUT

FIXED RATE COLLATERAL

 Receipts During the Period                                                                       $19,029,420.03

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
    Government obligors                                                                                    $0.00
          Total Warranty Repurchases                                                                       $0.00

Total Fixed Rate Collections For The Period                                                       $19,029,420.03


FLOATING RATE COLLATERAL

 Receipts During the Period                                                                        $1,970,126.10

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
    Government obligors                                                                                    $0.00
          Total Warranty Repurchases                                                                       $0.00

Total Floating Rate Collections For The Period                                                     $1,970,126.10

 Pool Balance (Beg. of Collection Period)                                                         $32,748,458.68
 Pool Balance (End of Collection Period)                                                          $30,957,494.43

Total Collection                                                                                  $20,999,546.13
Negative Carry Amount                                                                                      $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                               $136,564.02
Pre-Funding Account Reinvestment Income                                                                    $0.00


                                           Page 3 of 25

 Total Distribution Amount                                                                        $21,136,110.15

MISCELLANEOUS DATA

 FIXED RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                        $3,195,531.08
    Scheduled Amounts 60 days or more past due                                                     $3,069,684.51
    Net Losses on Liquidated Receivables                                                             $530,074.25
    Number of Loans at Beginning of Period                                                                16,558
    Number of Loans at End of Period                                                                      16,131
    Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

 FLOATING RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                          $226,331.74
    Scheduled Amounts 60 days or more past due                                                       $321,833.10
    Net Losses on Liquidated Receivables                                                                 $346.75
    Number of Loans at Beginning of Period                                                                 2,672
    Number of Loans at End of Period                                                                       2,596
    Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

 TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                        $3,421,862.82
    Scheduled Amounts 60 days or more past due                                                     $3,391,517.61
    Net Losses on Liquidated Receivables                                                             $530,421.00
    Number of Loans at Beginning of Period                                                                19,230
    Number of Loans at End of Period                                                                      18,727
    Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

    Pre-Funding Account Reinvestment Income                                                                $0.00


                                     Page 4 of 25

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date                                                                                           16-Aug-99
Collection Period Begin Date                                                                           06-Jul-99
Collection Period End Date                                                                             05-Aug-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                          $351,947,065.09
 A-1 Note Beginning Principal Balance                                                                      $0.00
 A-2 Note Beginning Principal Balance                                                                      $0.00
 A-3 Note Beginning Principal Balance                                                            $101,334,347.13
 A-4 Note Beginning Principal Balance                                                            $188,591,000.00
 B Note Beginning Principal Balance                                                               $32,748,457.85
 C Note Beginning Principal Balance                                                               $14,083,260.11
 Certificate Beginning Principal Balance                                                          $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                $332,990,094.80
 A-1 Note Principal Balance (End of Period)                                                                $0.00
                          A-1 Note Pool Factor (End of Period)                                         0.0000000
 A-2 Note Principal Balance (End of Period)                                                                $0.00
                          A-2 Note Pool Factor (End of Period)                                         0.0000000
 A-3 Note Principal Balance (End of Period)                                                       $84,926,632.79
                          A-3 Note Pool Factor (End of Period)                                         0.3583402
 A-4 Note Principal Balance (End of Period)                                                      $188,591,000.00
                          A-4 Note Pool Factor (End of Period)                                         1.0000000
 B Note Principal Balance (End of Period)                                                          30,957,493.60
                          B Note Pool Factor (End of Period)                                           0.3160210
 C Note Principal Balance (End of Period)                                                         $13,324,968.41
                          C Note Pool Factor (End of Period)                                           0.3837947
 Certificate Principal Balance (End of Period)                                                    $15,190,000.00
                          Certificate Pool Factor (End of Period)                                      1.0000000

FIXED RATE CONTRACT VALUE DECLINE                                                                 $17,166,006.04
 Pool Balance (Beg. of Collection Period)                                                        $319,327,060.86
 Pool Balance (End of Collection Period)                                                         $302,161,054.82

Fixed Rate Distribution Amount (FxDA)                                                             $19,165,984.05
 Total Collections and Investment Income for the Period                                           $19,165,984.05
 Negative Carry Amount                                                                                     $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                                 $17,166,006.04

FLOATING RATE CONTRACT VALUE DECLINE                                                               $1,790,964.25


                                      Page 5 of 25

 Pool Balance (Beg. of Collection Period)                                                         $32,748,458.68
 Pool Balance (End of Collection Period)                                                          $30,957,494.43

Floating Rate Distribution Amount (FltDA)                                                          $1,970,126.10

Principal Allocation to Notes and Certificates
 A-1 Noteholders' Principal Distributable Amount                                                           $0.00
 A-2 Noteholders' Principal Distributable Amount                                                           $0.00
 A-3 Noteholders' Principal Distributable Amount                                                  $16,407,714.34
 A-4 Noteholders' Principal Distributable Amount                                                           $0.00
 B Noteholders' Principal Distributable Amount                                                     $1,790,964.25
 C Noteholders' Principal Distributable Amount                                                       $758,291.70
 Certificateholders' Principal Distributable Amount                                                        $0.00

Interest Distributable Amount                                                                        $683,306.61
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                        $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                        $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                  $526,938.61
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                $1,007,390.26
 Noteholders' Interest Distributable Amount applicable to B Notes                                    $156,610.40
 Noteholders' Interest Distributable Amount applicable to C Notes                                     $75,228.08
 Certificateholders' Interest Distributable Amount                                                    $81,139.92

Spread Account
 Beginning Spread Account Balance                                                                 $17,359,205.00
 Deposit to Spread Account from Pre-Funding Account                                                        $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                $412,805.84
 Distribution from Spread Account for Interest / Principal Shortfall                                       $0.00

 Specified Spread Account Balance                                                                 $17,359,205.00
 Ending Spread Account Balance (after distributions)                                              $17,359,205.00

Credit Enhancement                                                                                          5.25%
 Spread account % of Ending Pool Balance                                                                    5.21%
 Overcollateralization % of Ending Pool Balance                                                             0.04%

Scheduled Amounts 30 - 59 days past due                                                            $3,421,862.82
                          as % of Ending Pool Balance                                                       1.03%
Scheduled Amounts 60 days or more past due                                                         $3,391,517.61
                          as % of Ending Pool Balance                                                       1.02%
Net Losses on Liquidated Receivables                                                                 $530,421.00
                          as % of Ending Pool Balance                                                       0.16%

                                     Page 6 of 25


 Part III -- Servicing Calculations                                                                 16-Aug-99

 1.  Sources and Uses of Collection Account Balance                            Pool 1 Cutoff        Pool 1

 FIXED RATE POOL

 Wtd. Avg. APR                                                                           8.637%               8.637%
 Fixed Rate Contract Value (Beg. of Collection Period), by origination pool                         $137,090,254.72
 Fixed Rate Contract Value  (End of Collection Period), by origination pool    $358,115,964.52      $126,103,032.41
                                                                               ---------------      ---------------
 Fixed Rate Contract Value Decline                                                                   $10,987,222.31
                                                                                                               8.01%
 Fixed Rate Initial Pool Balance                                                                    $319,327,060.86
 Fixed Rate Pool Balance (End of Collection Period)                                                 $302,161,054.82

 Fixed Rate Collections and Investment Income for the period                                         $19,165,984.05
 Negative Carry Amount                                                                                        $0.00

 Fixed Rate Distribution Amount (FxDA)                                                               $19,165,984.05
 Fixed Rate Principal Distribution Amount  (FxPDA)                                                   $17,166,006.04

 Initial C Percentage                                                                                         4.000%
 Fixed Rate Unscheduled Principal (per pool)                                                                  $0.00
 Total Fixed Rate Unscheduled Principal                                                                       $0.00

 FLOATING RATE POOL

 Floating Rate Contract Value (Beg. of Collection Period)                                            $32,748,458.68
 Floating  Rate Contract Value  (End of Collection Period)                                           $30,957,494.43
                                                                                                     --------------
 Floating Rate Contract Value Decline                                                                 $1,790,964.25

 Floating Rate Distribution Amount (FltDA)                                                            $1,970,126.10
 Floating Rate Principal Distribution Amount  (FltPDA)                                                $1,790,964.25

 2.  Calculation of Distributable Amounts

 A-1 Note Beginning Principal Balance                                                                         $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
 A-1 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                        0.00%
 A-1 Noteholders' Principal Distributable Amount                                                              $0.00

 Fixed Rate Principal Distribution Amount Remaining                                                  $17,166,006.04
 Floating  Rate Principal Distribution Amount Remaining                                               $1,790,964.25

 A-2 Note Beginning Principal Balance                                                                         $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
 A-2 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                        0.00%
 A-2 Noteholders' Principal Distributable Amount                                                              $0.00

 Fixed Rate Principal Distribution Amount Remaining                                                  $17,166,006.04
 Floating  Rate Principal Distribution Amount Remaining                                               $1,790,964.25

 A-3 Note Beginning Principal Balance                                                               $101,334,347.13




 1.  Sources and Uses of Collection Account Balance                            Pool 2            Pool 3            Pool 4

 FIXED RATE POOL

 Wtd. Avg. APR                                                                          8.833%            8.872%            8.799%
 Fixed Rate Contract Value (Beg. of Collection Period), by origination pool    $52,886,851.14    $44,239,111.21    $85,110,843.79
 Fixed Rate Contract Value  (End of Collection Period), by origination pool    $50,648,152.23    $42,915,714.18    $82,494,156.00
                                                                               --------------    --------------    --------------
 Fixed Rate Contract Value Decline                                              $2,238,698.91     $1,323,397.03     $2,616,687.79
                                                                                         4.23%             2.99%             3.07%
 Fixed Rate Initial Pool Balance
 Fixed Rate Pool Balance (End of Collection Period)

 Fixed Rate Collections and Investment Income for the period
 Negative Carry Amount

 Fixed Rate Distribution Amount (FxDA)
 Fixed Rate Principal Distribution Amount  (FxPDA)

 Initial C Percentage
 Fixed Rate Unscheduled Principal (per pool)                                            $0.00             $0.00             $0.00
 Total Fixed Rate Unscheduled Principal

 FLOATING RATE POOL

 Floating Rate Contract Value (Beg. of Collection Period)
 Floating  Rate Contract Value  (End of Collection Period)
 Floating Rate Contract Value Decline

 Floating Rate Distribution Amount (FltDA)
 Floating Rate Principal Distribution Amount  (FltPDA)

 2.  Calculation of Distributable Amounts

 A-1 Note Beginning Principal Balance
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
 A-1 Noteholders' Share of the Fixed Rate Principal Distribution Amount
 A-1 Noteholders' Principal Distributable Amount

 Fixed Rate Principal Distribution Amount Remaining
 Floating  Rate Principal Distribution Amount Remaining

 A-2 Note Beginning Principal Balance
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
 A-2 Noteholders' Share of the Fixed Rate Principal Distribution Amount
 A-2 Noteholders' Principal Distributable Amount

 Fixed Rate Principal Distribution Amount Remaining
 Floating  Rate Principal Distribution Amount Remaining

 A-3 Note Beginning Principal Balance


                                   Page  7 of 25




 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
 A-3 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                                   95.58%
 A-3 Noteholders' Principal Distributable Amount                                                                 $16,407,714.34

 Fixed Rate Principal Distribution Amount Remaining                                                                 $758,291.70
 Floating  Rate Principal Distribution Amount Remaining                                                           $1,790,964.25

 A-4 Note Beginning Principal Balance                                                                           $188,591,000.00
 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
 A-4 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                                    0.00%
 A-4 Noteholders' Principal Distributable Amount                                                                          $0.00

 Fixed Rate Principal Distribution Amount Remaining                                                                 $758,291.70
 Floating  Rate Principal Distribution Amount Remaining                                                           $1,790,964.25

 B Note Beginning Principal Balance                                                                              $32,748,457.85
 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
 B Noteholders' Share of the Floating RatePrincipal Distribution Amount                                                  100.00%
 B Noteholders' Principal Distributable Amount                                                                    $1,790,964.25

 Fixed Rate Principal Distribution Amount Remaining                                                                 $758,291.70
 Floating  Rate Principal Distribution Amount Remaining                                                                   $0.00

 C Note Beginning Principal Balance                                                                              $14,083,260.11
 C Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
 C Noteholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts                                     4.00%
 C Noteholders' Principal Distributable Amount                                                                      $758,291.70

 Fixed Rate Principal Distribution Amount Remaining                                                                       $0.00
 Floating  Rate Principal Distribution Amount Remaining                                                                   $0.00

 Certificate Beginning Principal Balance                                                                         $15,190,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
 Certificateholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts                                0.00%
 Certificateholders' Principal Distributable Amount                                                                       $0.00

 Interest Accrued on Class A-1 Notes this period                                       5.6120%                            $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                       $0.00

 Interest Accrued on Class A-2 Notes this period                                       5.9140%                            $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                       $0.00

 Interest Accrued on Class A-3 Notes this period                                       6.2400%                      $526,938.61
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                 $526,938.61

 Interest Accrued on Class A-4 Notes this period                                       6.4100%                    $1,007,390.26


                                   Page   8 of 25


 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                      $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                               $1,007,390.26

 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                $1,534,328.87
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Offered Noteholders' Interest Distributable Amount                                                               $1,534,328.87

 Class B Notes Net Funds Cap                                                                                            6.15470%
 Class B Accrual Rate (Min(Net Funds Cap, 1 Month Libor +20bp))                                                         5.38000%
 Net Funds Cap?                                                                                                              NO

 Interest Accrued on Class B Notes this period                                 1 Month Libor +                      $156,610.40
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                                                   $156,610.40
 Preliminary Class B Net Funds Cap Carryover Amount                                                                       $0.00

 Interest Accrued on Class C Notes this period                                         6.4100%                       $75,228.08
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                                        $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Noteholders' Interest Distributable Amount applicable to C Notes                                                    $75,228.08

 Interest Accrued on Certificates this period                                          6.4100%                       $81,139.92
 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
 Certificateholders' Interest Distributable Amount                                                                   $81,139.92

 3.  Allocation of Fixed Rate and Floating Rate Distribution Amounts

 a. FIXED RATE DISTRIBUTION AMOUNT (FXDA)                                                                        $19,165,984.05

 Fixed Rate Percentage of Administration Fee Shortfall (Previous Period)                                                  $0.00
 Fixed Rate Percentage of Administration Fee Accrued during this Period                $500.00                          $151.16
 Fixed Rate Percentage of Administration Fee Paid this Period from FxDA                                                 $151.16
 Fixed Rate Percentage of Administration Fee Shortfall                                                                    $0.00

 Total Fixed Rate Distribution Amount Remaining                                                                  $19,165,832.89

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Interest Accrued on Class A-1 Notes this period                                                                          $0.00
 Noteholders' Interest applicable to A-1 Notes Paid this Period from FxDA                                                 $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                           $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Interest Accrued on Class A-2 Notes this period                                                                          $0.00
 Noteholders' Interest applicable to A-2 Notes Paid this Period from FxDA                                                 $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                           $0.00


                                   Page  9 of 25


 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Interest Accrued on Class A-3 Notes this period                                                                    $526,938.61
 Noteholders' Interest applicable to A-3 Notes Paid this Period from FxDA                                           $526,938.61
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                           $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                      $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Interest Accrued on Class A-4 Notes this period                                                                  $1,007,390.26
 Noteholders' Interest applicable to A-4 Notes Paid this Period from FxDA                                         $1,007,390.26
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                           $0.00

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                $1,534,328.87
 Offered Noteholders' Interest Paid this Period from FxDA                                                         $1,534,328.87
 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                 $0.00

 Total Fixed Rate Distribution Amount Remaining                                                                  $17,631,504.02

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                                        $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Interest Accrued on Class C Notes this period                                                                       $75,228.08
 Noteholders' Interest applicable to C Notes Paid this Period from FxDA                                              $75,228.08
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                             $0.00

 Total Fixed Rate Distribution Amount Remaining                                                                  $17,556,275.94

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount                                                                  $0.00
 A-1 Noteholders' Principal Distributable Amount Paid from FxDA                                                           $0.00
 Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

 Total Fixed Rate Distribution Amount Remaining                                                                  $17,556,275.94

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount                                                                  $0.00
 A-2 Noteholders' Principal Distributable Amount Paid from FxDA                                                           $0.00
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

 Total Fixed Rate Distribution Amount Remaining                                                                  $17,556,275.94

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount                                                         $16,407,714.34
 A-3 Noteholders' Principal Distributable Amount Paid from FxDA                                                  $16,407,714.34
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

 Total Fixed Rate Distribution Amount Remaining                                                                   $1,148,561.59

 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
 A-4 Noteholders' Monthly Principal Distributable Amount                                                                  $0.00
 A-4 Noteholders' Principal Distributable Amount Paid from FxDA                                                           $0.00


                                   Page  10 of 25


 Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

 Total Fixed Rate Excess Distribution Amount                                                                      $1,148,561.59

 b. FLOATING  RATE DISTRIBUTION AMOUNT (FLTDA)                                                                    $1,970,126.10

 Floating Rate Percentage of Administration Fee Shortfall (Previous Period)                                               $0.00
 Floating Rate Percentage of Administration Fee Accrued during this Period                                               $15.50
 Floating Rate Percentage of Administration Fee Paid this Period from FltDA                                              $15.50
 Floating Rate Percentage of Administration Fee Shortfall                                                                 $0.00

 Total Floating Rate Distribution Amount Remaining                                                                $1,970,110.60

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
 Interest Due (in Arrears) on above Shortfall                                                                             $0.00
 Interest Accrued on Class B Notes this period                                                                      $156,610.40
 Noteholders' Interest applicable to B Notes Paid this Period from FltDA                                            $156,610.40
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                             $0.00

 Total Floating Rate Distribution Amount Remaining                                                                $1,813,500.20

 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
 B Noteholders' Monthly Principal Distributable Amount                                                            $1,790,964.25
 B Noteholders' Principal Distributable Amount Paid from FltDA                                                    $1,790,964.25
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

 Total Floating Rate Excess Distribution Amount                                                                      $22,535.95

 c. ALLOCATION OF FIXED RATE EXCESS DISTRIBUTION AMOUNT                                                           $1,148,561.59

 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                             $0.00
 B Noteholders' Interest Carryover Shortfall paid from Fx Excess DA                                                       $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes Remaining                   $0.00

 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00
 B Noteholders' Principal Carryover Shortfall paid from Fx Excess DA                                                      $0.00
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                      $0.00

 Remaining Fixed Rate Excess Distribution Amount                                                                  $1,148,561.59

 d. ALLOCATION OF FLOATING RATE EXCESS DISTRIBUTION AMOUNT                                                           $22,535.95

 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                 $0.00
 A Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                      $0.00
 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                       $0.00

 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                             $0.00
 C Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                      $0.00
 Preliminary C Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                       $0.00

 Preliminary A Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00
 A Noteholders' Principal Carryover Shortfall paid from Flt Excess DA                                                     $0.00


                                   Page  11 of 25


 Preliminary A Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                      $0.00

 Remaining Floating Rate Excess Distribution Amount                                                                  $22,535.95

 e. ALLOCATION OF REMAINING FIXED AND FLOATING RATE EXCESS DISTRIBUTION AMOUNTS                                   $1,171,097.54

 C Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
 C Noteholders' Monthly Principal Distributable Amount                                                              $758,291.70
 C Noteholders' Principal Distributable Amount Paid from Fx and Flt Excess DA                                       $758,291.70
 Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                 $412,805.84

 4.  Reconciliation of Pre-Funding Account

 Beginning Pre-Funding Account Balance                                                                                    $0.00

 New Collateral Purchased                                                                                                 $0.00
 Deposit to Spread Account                                                               2.00%                            $0.00
                                                                                                                          -----
 Payment to Seller                                                                                                        $0.00

 Ending Pre-Funding Account Balance                                                                                       $0.00

 Excess Pre-Funded Amount/(Payment to Seller)                                                                             $0.00

 Adjusted Ending Pre-Funding Account Balance                                                                              $0.00

 5.  Reconciliation of Negative Carry Account

 Beginning Negative Carry Account Balance                                             142 days                            $0.00

 Pre-Funded Percentage                                                                                                    0.000%
 Negative Carry Withdrawls                                                                                                $0.00
 Cumulative Negative Carry Withdrawls                                                                             $4,724,734.08
 Maximum Negative Carry Amount                                                         89 days                            $0.00
 Required Negative Carry Account Balance                                                                                  $0.00
 Interim Ending Negative Carry Account Balance                                                                            $0.00
 Negative Carry Amount Released to Seller                                                                                 $0.00

 Ending Negative Carry Account Balance                                                                                    $0.00

 6.  Distributions from Spread Account

 Beginning Spread Account Balance                                                                                $17,359,205.00
 Deposit to Spread Account from Pre-Funding Account                                                                       $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                               $412,805.84

 Distribution from Spread Account to Noteholders' Distr. Account                                                          $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                    $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                    $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                    $0.00


                                   Page  12 of 25


 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                    $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                      $0.00

 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
 Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                      $0.00
 Adj to Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

 Preliminary Spread Account Balance Remaining                                                                    $17,772,010.84

 Cumulative Realized Losses since 31-August-97 (Cut-off Date)                                                     $2,667,216.40
 Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                                       NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                $6,360,891.00
 Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?                              YES
 60 day or GREATER THAN Delinquent Scheduled Amounts                                                              $3,391,517.61
 Are 60 day or GREATER THAN  Delinquencies GREATER THAN 2.25% of Ending Pool Balance?                        NO
 Are any of the three conditions "YES"?                                                                     YES


 Case Credit has discovered a systems error in the report used to identify losses for the trust.  The report only identified losses that had been applied against dealer reserves.  It failed to include in the loss figure any losses that were not covered by dealer reserves.  This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

 As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.
 Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
 have been charged to the trust was:                                                                               1,165,589.54

 If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

 Restated Cumulative Realized Losses:                                                                              3,832,805.94
 Are Cumulative Realized Losses GREATER THAN 2.25% of the Initial Pool Balance?                             NO

 Preliminary A-1 Note Principal Balance (End of Period)                                                                   $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                                                   $0.00
 Preliminary A-3 Note Principal Balance (End of Period)                                                          $84,926,632.79
 Preliminary A-4 Note Principal Balance (End of Period)                                                         $188,591,000.00
 Preliminary B Note Principal Balance (End of Period)                                                            $30,957,493.60
 Preliminary C Note Principal Balance (End of Period)                                                            $13,324,968.41


                                   Page  13 of 25


 Preliminary Total Principal Balance of Notes  (End of Period)                                                  $317,800,094.80

 Specified Spread Account Balance                                                                                 17,359,205.00
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                                   2.00%                    17,359,205.00

 (b) the Note Balance                                                                                            317,800,094.80

 Preliminary Spread Account Balance Remaining                                                                    $17,772,010.84
 Preliminary Excess Amount in Spread Account                                                                        $412,805.84
 Preliminary Shortfall Amount in Spread Account                                                                           $0.00

 Deposit to Spread Account from Remaing Fixed and Floating Rate Excess Distribution                                       $0.00

 Spread Account Excess                                                                                              $412,805.84

 Ending Spread Account Balance (after distributions)                                                             $17,359,205.00
 Net Change in Spread Account Balance                                                                                     $0.00

 7. Distribution to Class B Net Funds Cap, Certificate Distributions and Servicing Fees

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                 $412,805.84

 Preliminary Class B Net Funds Cap Carryover Amount                                                                       $0.00
 Preliminary Class B Net Funds Cap Carryover Amount Paid from Fixed and Floating Rate Excess                              $0.00
 Class B Net Funds Cap Carryover Amount                                                                                   $0.00

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                 $412,805.84

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
 Interest Accrued on Certificates this period                                                                        $81,139.92
 Certificateholders' Interest Paid from Fixed and Floating Rate Excess Distribution                                  $81,139.92
 Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                            $0.00

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                 $331,665.92

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
 Certificateholders' Principal Distributable Amount applicable to current period                                          $0.00
 Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distribution                 $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                           $0.00

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                 $331,665.92

 Servicing Fee Shortfall (Previous Period)                                                                                 0.00
 Servicing Fees Accrued during this Period                                               1.00%                      $293,396.27
 Servicing Fees Paid this Period from Fixed and Floating Rate Excess                                                $293,396.27
 Adjustment to Servicing Fee                                                                                              $0.00
 Adjustment to Excess Distribution Amount Remaining                                                                       $0.00


                                   Page  14 of 25


 Servicing Fee Shortfall                                                                                                  $0.00

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                  $38,269.66

 8.  Ending Balances

 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                       $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                       $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                       $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                       $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                         $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                                         $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
 A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
 C Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                       $0.00
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                      $0.00

 A-1 Note Principal Balance (End of Period)                                                                               $0.00
 A-2 Note Principal Balance (End of Period)                                                                               $0.00
 A-3 Note Principal Balance (End of Period)                                                                      $84,926,632.79
 A-4 Note Principal Balance (End of Period)                                                                     $188,591,000.00
 B Note Principal Balance (End of Period)                                                                        $30,957,493.60
 C Note Principal Balance (End of Period)                                                                        $13,324,968.41
 Certificate Principal Balance (End of Period)                                                                   $15,190,000.00
 Total Principal Balance of Notes and Certificates (End of Period)                                              $332,990,094.80

 A-1 Note Pool Factor (End of Period)                                           $90,000,000.00                        0.0000000
 A-2 Note Pool Factor (End of Period)                                          $204,500,000.00                        0.0000000
 A-3 Note Pool Factor (End of Period)                                          $237,000,000.00                        0.3583402
 A-4 Note Pool Factor (End of Period)                                          $188,591,000.00                        1.0000000
 B Note Pool Factor (End of Period)                                             $97,960,250.00                        0.3160210
 C Note Pool Factor (End of Period)                                             $34,719,000.00                        0.3837947
 Certificate Pool Factor (End of Period)                                        $15,190,000.00                        1.0000000
 Total Notes & Certificates Pool Factor (End of Period)                                                               0.3836467

 Specified Spread Account Balance (after all distributions and adjustments)                                      $17,359,205.00



-------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                   16-Aug-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                    $0.00
        per $1,000 original principal amount:                                                       $0.00

 (b)   A-2 Notes:                                                                                   $0.00
         per $1,000 original principal amount:                                                      $0.00

 (c)   A-3 Notes:                                                                          $16,407,714.34
         per $1,000 original principal amount:                                                     $69.23

 (d)   A-4 Notes:                                                                                   $0.00
         per $1,000 original principal amount:                                                      $0.00

 (e)   B Notes:                                                                             $1,790,964.25
         per $1,000 original principal amount:                                                     $18.28

 (f)   C Notes:                                                                               $758,291.70
         per $1,000 original principal amount:                                                     $21.84

 (g)   Total                                                                               $18,956,970.29

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                    $0.00
        per $1,000 original principal amount:                                                       $0.00

 (b)   A-2 Notes:                                                                                   $0.00
         per $1,000 original principal amount:                                                      $0.00

 (c)  A-3 Notes:                                                                              $526,938.61
        per $1,000 original principal amount:                                                       $2.22

 (d)  A-4 Notes:                                                                            $1,007,390.26
        per $1,000 original principal amount:                                                       $5.34

 (e)   B Notes:                                                                               $156,610.40
         per $1,000 original principal amount:                                                      $1.60

                                                                 Page 16 of 25


 (f)  C Notes:                                                                                 $75,228.08
         per $1,000 original principal amount:                                                      $2.17

 (g)   Total                                                                                $1,766,167.35

(3) Pool Balance at the end of the related Collection Period                              $333,118,549.25

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                $0.00
      (ii)  A-1 Note Pool Factor:                                                               0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                $0.00
      (ii)  A-2 Note Pool Factor:                                                               0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                       $84,926,632.79
      (ii)  A-3 Note Pool Factor:                                                               0.3583402

 (d) (i)  outstanding principal amount of A-4 Notes:                                      $188,591,000.00
      (ii)  A-4 Note Pool Factor:                                                               1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                         $30,957,493.60
      (ii)  B Note Pool Factor:                                                                 0.3160210

 (f) (i)  outstanding principal amount of C Notes:                                         $13,324,968.41
      (ii)  C Note Pool Factor:                                                                 0.3837947

 (g) (i)  Certificate Balance                                                              $15,190,000.00
      (ii)  Certificate Pool Factor:                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                 $293,396.27
      per $1,000 Beginning of Collection Period:                                               1.72749935

(6)  Amount of Administration Fee:                                                                $166.67
      per $1,000 Beginning of Collection Period:                                               0.00098132

(7)  Aggregate Purchase Amounts for Collection Period:                                              $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                  $530,421.00

(9)  Amount in Spread Account:                                                             $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                $0.00

(11)  For the Final payment date with respect to the Funding Period, the                               NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                             $0.00

=============================================================================================================

                                                                      Page 17 of 25


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                   16-Aug-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                    $0.00
        per $1,000 original principal amount:                                                       $0.00

 (b)  A-2 Notes:                                                                                    $0.00
        per $1,000 original principal amount:                                                       $0.00

 (c)  A-3 Notes:                                                                           $16,407,714.34
        per $1,000 original principal amount:                                                      $69.23

 (d)  A-4 Notes:                                                                                    $0.00
        per $1,000 original principal amount:                                                       $0.00

 (e)  B Notes:                                                                              $1,790,964.25
        per $1,000 original principal amount:                                                      $18.28

 (f)  C Notes:                                                                                $758,291.70
        per $1,000 original principal amount:                                                      $21.84

 (g)  Certificates:                                                                                 $0.00
        per $1,000 original principal amount:                                                       $0.00

 (h)  Total:                                                                               $18,956,970.29

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                    $0.00
        per $1,000 original principal amount:                                                       $0.00

 (b)  A-2 Notes:                                                                                    $0.00
        per $1,000 original principal amount:                                                       $0.00

 (c)  A-3 Notes:                                                                              $526,938.61
        per $1,000 original principal amount:                                                       $2.22

 (d)  A-4 Notes:                                                                            $1,007,390.26
        per $1,000 original principal amount:                                                       $5.34

                                                                        Page 18 of 25


 (e)  B Notes:                                                                                $156,610.40
        per $1,000 original principal amount:                                                       $1.60

 (f)  C Notes:                                                                                 $75,228.08
        per $1,000 original principal amount:                                                       $2.17

 (g)  Certificates:                                                                            $81,139.92
        per $1,000 original principal amount:                                                       $5.34

 (h)  Total:                                                                                $1,690,696.87

(3)  Pool Balance at end of related Collection Period:                                    $333,118,549.25

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                $0.00
      (ii)  A-1 Note Pool Factor:                                                               0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                $0.00
      (ii)  A-2 Note Pool Factor:                                                               0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                       $84,926,632.79
      (ii)  A-3 Note Pool Factor:                                                               0.3583402

 (d) (i)  outstanding principal amount of A-4 Notes:                                      $188,591,000.00
      (ii)  A-4 Note Pool Factor:                                                               1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                         $30,957,493.60
      (ii)  B Note Pool Factor:                                                                 0.3160210

 (f) (i)  outstanding principal amount of C Notes:                                         $13,324,968.41
      (ii)  C Note Pool Factor:                                                                 0.3837947

 (g) (i)  Certificate Balance                                                              $15,190,000.00
      (ii)  Certificate Pool Factor:                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                 $293,396.27
      per $1,000 Beginning of Collection Period:                                                1.7274993

(6)  Amount of Administration Fee:                                                                $166.67
      per $1,000 Beginning of Collection Period:                                                0.0009813

(7)  Aggregate Purchase Amounts for Collection Period:                                              $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                  $530,421.00

(9)  Amount in Spread Account:                                                             $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                $0.00

                                                                   Page 19 of 25


(11)  For the Final payment date with respect to the Funding Period, the              NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                             $0.00

=============================================================================================================
                                                                  Page 20 of 25


--------------------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1997-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                                  16-Aug-99

(1)  Payment of Administration Fee to Administrator:                                                             $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                          $1,766,167.35

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                 $18,956,970.29

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                              $81,139.92

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                   $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                   $293,396.27

(7) Release to Seller from Excess Collections over Distributions                                              $38,269.66

Check for Error                                                                                      NO ERROR
Sum of Above Distributions                                                                           $21,136,110.15
Total Distribution Amount plus Releases to Seller                                                    $21,136,110.15

==========================================================================================================================

                                                                       Page 21 of 25


CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                                  16-Aug-99
(1)  Total Distribution Amount:                                                                           $21,136,110.15

(2)  Administration Fee:                                                                                         $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                           $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                            $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                           $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                            $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                     $526,938.61

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                            $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                   $1,007,390.26

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                           $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                      $156,610.40

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                             $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                                       $75,228.08

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                             $0.00

(15)  Offered Noteholders' Interest Distributable Amount'                                                  $1,766,167.35
      deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                     $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                             $0.00

                                                                       Page 22 of 25


(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                     $0.00

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                   0.00%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                             $0.00

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                            $16,407,714.34

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                  95.58%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                                    $16,407,714.34

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                     $0.00

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                   0.00%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                             $0.00

(32)  B Noteholders' Monthly Principal Distributable Amount:                                               $1,790,964.25

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                                100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                                $0.00

(35)  B Noteholders' Principal Distributable Amount:                                                       $1,790,964.25

(36)  C Noteholders' Monthly Principal Distributable Amount:                                                 $758,291.70

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders                     4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                                $0.00

(39)  C Noteholders' Principal Distributable Amount:                                                         $758,291.70

(40)  Noteholders' Principal Distribution Amount:                                                         $18,956,970.29

(41)  Noteholders' Distributable Amount:                                                                  $20,723,137.64

(42)  Deposit to Spread Account (from excess collections):                                                   $412,805.84

(43)  Specified Spread Account Balance (after all distributions and adjustments) :                        $17,359,205.00
 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                    $17,359,205.00

                                                                       Page 23 of 25


    (b) the Note Balance                                                                                  $317,800,094.80

(44)  Spread Account Balance over the Specified Spread Account Balance:                                       $412,805.84

(45)  Class B Net Funds Cap Carryover Amount paid from Excess                                                       $0.00

(46)  Ending Class B Net Funds Cap Carryover Amount                                                                 $0.00

(47)  Certificateholders' Interest Distributable Amount:                                                       $81,139.92

(48)  Certificateholders' Interest Carryover Shortfall:                                                             $0.00

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificat holders                0.00%

(50)  Certificateholders' Principal Distributable Amount applicable to current period                               $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                            $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                           $0.00

(53)  Certificateholders' Distributable Amount:                                                                $81,139.92

(54)  Servicing Fee:                                                                                          $293,396.27

(55)  Excess Amounts Distributed To Seller:
    (a)  Release of Remaining Fixed and Floating Rate Excess Distributions                                     $38,269.66
    (b)  Release of Excess Amount in Negative Carry Account                                                         $0.00


(56)  Amount to be withdrawn from the Spread Account and deposited
           into the Note Distribution Account                                                                       $0.00

(57)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                        $352,075,519.54

(58)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                              $0.00
           A-1 Note Pool Factor:                                                                                0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                              $0.00
           A-2 Note Pool Factor:                                                                                0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                     $84,926,632.79
           A-3 Note Pool Factor:                                                                                0.3583402

           Outstanding Principal Balance of A-4 Notes:                                                    $188,591,000.00
           A-4 Note Pool Factor:                                                                                1.0000000

           Outstanding Principal Balance of B Notes:                                                       $30,957,493.60
           B Note Pool Factor:                                                                                  0.3160210

                                                                       Page 24 of 25


           Outstanding Principal Balance of C Notes:                                                      $13,324,968.41
           C Note Pool Factor:                                                                                 0.3837947

           Outstanding Principal Balance of the Certificates:                                             $15,190,000.00
           Certificate Pool Factor:                                                                            1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                                    $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                                 $530,421.00

(61)  Spread Account Balance after giving effect to all distributions:                                    $17,359,205.00




                                                                                                                     Page 1 of 22

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005
                                                                          16-Aug-99
                                                                          06:47 PM
Prepared by  Sally Nelson  (414) 636-5637                                 File: us98a7.xls

NPV Data Input Section          31-Jan-98             05-Aug-99            05-Aug-99        05-Aug-99       05-Aug-99    05-Aug-99
Scheduled cash flows as of--------------------------------------------------------------------------------------------------------
the indicated cutoff date     Pool 1 Cutoff                  Pool 1           Pool 2           Pool 3          Pool 4       Pool 5
Row 0 is total delinquent --------------------------------------------------------------------------------------------------------
amount valued without
discounting                              815,587.26    3,220,419.40     1,242,164.30     1,236,427.80    1,069,656.67     1,714.56
                                       4,904,442.92    3,952,445.89     1,593,219.88     1,740,387.18    1,021,784.72     2,319.53
                                       3,906,018.00    3,017,483.82     1,296,001.37     1,523,418.46    1,082,480.55     2,319.53
                                       3,877,741.53    3,776,869.31     1,367,745.96     1,449,589.77      931,185.85     2,319.53
                                       3,927,499.76    9,470,383.39     1,579,921.74     2,043,492.81      992,396.58     4,362.93
                                       4,489,141.08   13,113,464.85     2,926,833.65     2,013,589.73    1,096,658.53     2,319.53
                                       4,701,496.18    5,500,152.84     5,584,041.54     1,886,982.40      861,998.36     2,319.53
                                       8,608,827.19    2,660,811.46     3,408,402.80     6,230,500.90    1,065,488.63     2,319.53
                                       4,561,811.29    2,461,000.70     1,237,543.33     4,356,777.56    3,204,527.90     2,319.53
                                       5,865,268.62    2,466,330.02     1,151,891.53     1,250,560.09    2,061,703.58    13,394.74
                                      20,726,727.40    2,469,451.34     1,043,767.21     1,175,856.92      850,848.43    15,822.82
                                      24,544,023.77    2,674,292.55     1,132,212.22     1,197,305.88      823,477.18     2,319.53
                                       8,064,830.34    2,814,959.58     1,297,157.00     1,301,522.88      873,770.47     2,319.53
                                       4,158,520.71    3,466,005.55     1,399,991.72     1,509,196.05      948,346.44     2,319.53
                                       3,890,264.88    2,685,516.52     1,065,435.85     1,302,042.47      950,746.46     2,319.53
                                       3,782,816.20    3,351,358.34     1,194,125.92     1,215,101.85      829,905.60     2,319.53
                                       3,690,091.18    8,824,086.14     1,449,621.06     1,813,266.36      915,831.75     4,362.93
                                       4,197,628.53   12,247,837.60     2,741,926.28     1,801,362.85    1,020,393.83     2,319.53
                                       4,469,435.87    4,729,238.01     5,323,708.35     1,738,276.31      825,893.40     2,319.53
                                       7,285,555.72    2,015,479.73     3,146,650.46     5,997,049.72    1,009,113.66     2,319.53
                                       4,356,548.05    1,832,920.57       842,911.62     3,928,250.38    3,051,250.64     2,319.53
                                       5,597,282.58    1,780,400.95       865,462.44       970,111.83    1,921,064.93     5,807.75
                                      20,571,819.38    1,785,675.90       767,369.19       884,692.94      690,258.92    12,743.55
                                      23,941,222.86    1,885,890.28       854,905.81       882,265.79      670,625.40     2,319.53
                                       8,115,920.90    2,115,028.85       971,912.16       964,050.01      733,144.80     2,319.53
                                       3,796,254.95    2,674,006.33     1,020,717.57     1,033,524.90      794,809.58     2,319.53
                                       3,520,590.84    1,982,373.82       741,764.12       952,970.58      794,921.14     2,319.53
                                       3,368,827.89    2,536,047.75       873,508.99       866,517.87      669,553.76     2,319.53
                                       3,377,685.71    6,856,155.52     1,021,094.35     1,352,189.38      704,388.99     2,319.53
                                       3,818,250.80    8,678,670.28     2,256,931.78     1,262,162.39      823,161.74     2,319.53
                                       4,125,981.11    3,174,234.56     3,704,204.64     1,332,515.10      677,345.45     2,319.53
                                       6,713,278.92      954,750.35     1,998,809.60     4,054,573.05      865,402.13     2,319.53
                                       3,988,716.36      790,406.78       371,317.69     2,528,417.44    2,547,260.33     2,319.53
                                       5,217,950.91      727,727.66       315,061.53       533,696.71    1,286,915.32     2,313.39
                                      19,826,622.88      713,366.09       296,501.96       333,755.74      257,411.75    12,138.58
                                      22,666,521.85      823,656.86       318,837.30       337,106.77      213,516.68     1,714.56
                                       7,002,127.42      943,379.50       427,831.38       512,105.42      287,102.11     1,714.56
                                       3,029,669.36    1,524,089.07       478,117.72       417,474.51      319,156.52     1,714.56
                                       2,680,058.07      976,989.33       275,715.17       343,951.88      275,943.89     1,714.56


                                                                                                                     Page 2 of 22

                                       2,516,935.39    1,378,065.91       343,587.80       318,393.04      209,558.11     1,714.56
                                       2,496,244.13    4,642,052.16       489,461.75       513,444.54      210,955.09     1,714.56
                                       2,737,191.06    6,062,908.04     1,580,512.04       633,942.19      353,458.28     1,714.56
                                       3,153,886.68    1,926,452.90     2,267,468.32       776,094.62      212,246.29     1,714.56
                                       5,582,477.12      220,004.01       873,134.55     2,741,425.08      425,656.56     1,714.56
                                       3,015,189.84      162,083.95       152,781.86     1,431,769.86    1,514,587.30     1,714.56
                                       4,018,584.24       75,246.66        41,054.88       116,447.70      643,714.79     1,714.56
                                      17,054,595.16        8,915.45         7,144.08        81,508.65       83,424.92    10,424.02
                                      17,892,686.71       20,986.09        18,680.56        52,720.43        1,253.18         0.00
                                       5,006,379.02       11,301.89        67,220.77        22,211.70       18,891.23         0.00
                                       1,575,797.74      134,413.01        30,411.24        31,394.35       34,425.13         0.00
                                       1,274,914.81       66,628.55        21,658.41        17,979.75       16,253.18         0.00
                                       1,052,722.95      101,736.91        31,367.97             0.00        1,253.18         0.00
                                       1,025,672.10      263,524.26        45,308.15        56,987.58        1,253.18         0.00
                                       1,269,487.16      173,354.59       342,501.84        23,920.99       13,253.17         0.00
                                       1,401,868.59            0.00        58,439.79        38,491.14        1,253.18         0.00
                                       3,543,191.20            0.00             0.00       150,738.59       64,806.11         0.00
                                       1,602,040.53        9,000.00             0.00             0.00      115,039.51         0.00
                                       2,451,098.98            0.00             0.00             0.00            0.00         0.00
                                      13,381,249.09            0.00             0.00             0.00            0.00         0.00
                                      14,147,441.09            0.00             0.00             0.00            0.00         0.00
                                       3,183,367.95            0.00             0.00             0.00            0.00         0.00
                                         425,818.48            0.00             0.00             0.00            0.00         0.00
                                         225,353.33            0.00             0.00             0.00            0.00         0.00
                                          88,204.01            0.00             0.00             0.00            0.00         0.00
                                          21,872.59            0.00             0.00             0.00            0.00         0.00
                                          61,007.90            0.00             0.00             0.00            0.00         0.00
                                         150,978.94            0.00             0.00             0.00            0.00         0.00
                                         183,957.52            0.00             0.00             0.00            0.00         0.00
                                         138,009.37            0.00             0.00             0.00            0.00         0.00
                                         263,256.47            0.00             0.00             0.00            0.00         0.00
                                         476,922.25            0.00             0.00             0.00            0.00         0.00
                                         290,667.90            0.00             0.00             0.00            0.00         0.00
                                                -              0.00             0.00             0.00            0.00         0.00
                                                -              0.00             0.00             0.00            0.00         0.00
                                                -

Total Time Balance of
Scheduled Cash Flows                 397,076,542.31  152,930,031.87    65,956,071.20    73,280,510.89   43,940,725.06   162,253.21


                                                                                                                     Page 3 of 22

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Sally Nelson  (414) 636-5637                                                        08/16/99
Scheduled Payment Date                                                                                            15-Aug-99
Actual Payment Date                                                                                               16-Aug-99
Collection Period Begin Date                                                                                      06-Jul-99
Collection Period End Date                                                                      31-Jan-98         05-Aug-99
Days in accrual period (30/360)                                                                                          30
Days in accrual period (ACT/360)                                                                                         32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                  $12,832,137.77

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                           $0.00
    Government obligors                                                                                               $0.00
          Total Warranty Repurchases                                                                                  $0.00

Total Collections For The Period                                                                             $12,832,137.77

 Pool Balance (Beg. of Collection Period)                                                                   $306,365,604.23
 Pool Balance (End of Collection Period)                                                                    $295,575,678.84

Total Collection                                                                                             $12,832,137.77
Negative Carry Withdrawls                                                                                             $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                           $90,130.74
Pre-Funding Account Reinvestment Income                                                                               $0.00

 Total Distribution Amount                                                                                   $12,922,268.51

MISCELLANEOUS DATA

 TOTAL COLLATERAL
 Scheduled Amounts 30 - 59 days past due                                                                      $1,656,657.26
 Scheduled Amounts 60 days or more past due                                                                   $2,360,956.11
 Net Losses on Liquidated Receivables                                                                           $208,180.62
 Number of Loans at Beginning of Period                                                                              12,173
 Number of Loans at End of Period                                                                                    11,979
 Repossessed Equipment not Sold or Reassigned (Beginning)                                                             $0.00
 Repossessed Equipment not Sold or Reassigned (End)                                                                   $0.00

 Pre-Funding Account Reinvestment Income                                                                              $0.00



                                                                                                                     Page 4 of 22

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                                                                               16-Aug-99
Collection Period Begin Date                                                                                      06-Jul-99
Collection Period End Date                                                                                        05-Aug-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                     $306,365,604.23
 A-1 Note Beginning Principal Balance                                                                                 $0.00
 A-2 Note Beginning Principal Balance                                                                                 $0.00
 A-3 Note Beginning Principal Balance                                                                       $102,723,980.06
 A-4 Note Beginning Principal Balance                                                                       $180,449,000.00
 B Note Beginning Principal Balance                                                                          $12,254,624.17
 Certificate Beginning Principal Balance                                                                     $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                           $295,575,678.84
 A-1 Note Principal Balance (End of Period)                                                                           $0.00
                          A-1 Note Pool Factor (End of Period)                                                    0.0000000
 A-2 Note Principal Balance (End of Period)                                                                           $0.00
                          A-2 Note Pool Factor (End of Period)                                                    0.0000000
 A-3 Note Principal Balance (End of Period)                                                                  $92,365,651.69
                          A-3 Note Pool Factor (End of Period)                                                    0.6337266
 A-4 Note Principal Balance (End of Period)                                                                 $180,449,000.00
                          A-4 Note Pool Factor (End of Period)                                                    1.0000000
 B Note Principal Balance (End of Period)                                                                    $11,823,027.15
                          B Note Pool Factor (End of Period)                                                      0.4729211
 Certificate Principal Balance (End of Period)                                                               $10,938,000.00
                          Certificate Pool Factor (End of Period)                                                 1.0000000

COLLATERAL VALUE DECLINE                                                                                     $10,789,925.39
 Pool Balance (Beg. of Collection Period)                                                                   $306,365,604.23
 Pool Balance (End of Collection Period)                                                                    $295,575,678.84

Total Distribution Amount (TDA)                                                                              $12,922,268.51
 Total Collections and Investment Income for the Period                                                      $12,922,268.51
 Negative Carry Withdrawls                                                                                            $0.00

Principal Distribution Amount  (PDA)                                                                         $10,789,925.39

Principal Allocation to Notes and Certificates                                                               $10,789,925.39
 A-1 Noteholders' Principal Distributable Amount                                                                      $0.00
 A-2 Noteholders' Principal Distributable Amount                                                                      $0.00
 A-3 Noteholders' Principal Distributable Amount                                                             $10,358,328.37
 A-4 Noteholders' Principal Distributable Amount                                                                      $0.00



                                                                                                                     Page 5 of 22

 B Noteholders' Principal Distributable Amount                                                                  $431,597.02
 Certificateholders' Principal Distributable Amount                                                                   $0.00

Interest Distributable Amount                                                                                 $1,482,847.92
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                   $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                   $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                             $491,363.04
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                             $876,681.39
 Noteholders' Interest Distributable Amount applicable to B Notes                                                $60,660.39
 Certificateholders' Interest Distributable Amount                                                               $54,143.10

Spread Account
 Beginning Spread Account Balance                                                                            $12,499,977.37
 Deposit to Spread Account from Pre-Funding Account                                                                   $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                           $703,471.63
 Distribution from Spread Account for Interest / Principal Shortfall                                                  $0.00

 Specified Spread Account Balance                                                                            $12,499,977.37
 Ending Spread Account Balance (after distributions)                                                         $12,499,977.37

Credit Enhancement                                                                                                     4.23%
 Spread account % of Ending Pool Balance                                                                               4.23%
 Overcollateralization % of Ending Pool Balance                                                                        0.00%

Scheduled Amounts 30 - 59 days past due                                                                       $1,656,657.26
                          as % of Ending Pool Balance                                                                  0.56%
Scheduled Amounts 60 days or more past due                                                                    $2,360,956.11
                          as % of Ending Pool Balance                                                                  0.80%
Net Losses on Liquidated Receivables                                                                            $208,180.62
                          as % of Ending Pool Balance                                                                  0.07%


                                                                    Page 6 of 22

 PART III -- SERVICING CALCULATIONS                                    16-Aug-99

 1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE            Pool 1 Cutoff             Pool 1           Pool 2

 Wtd. Avg. APR                                                         8.758%            8.758%           8.597%
 Contract Value (Beg. of Collection Period),                                    $139,816,186.08   $59,984,045.22
   by origination pool
 Contract Value  (End of Collection Period),                  $325,333,194.29   $134,822,956.53   $58,078,942.31
                                                              ---------------   ---------------   --------------
   by origination pool
 Contract Value Decline                                                           $4,993,229.55    $1,905,102.91
                                                                                          3.57%            3.18%
 Initial Pool Balance                                                           $624,998,868.47
 Pool Balance (End of Collection Period)                                        $295,575,678.84

 Collections and Investment Income for the period                                $12,922,268.51
 Negative Carry Withdrawls                                                                $0.00

 Total Distribution Amount (TDA)                                                 $12,922,268.51
 Principal Distribution Amount  (PDA)                                            $10,789,925.39

 Initial B Percentage                                                                    4.000%
 Unscheduled Principal (per pool)                                                         $0.00            $0.00
 Total Unscheduled Principal                                                              $0.00

 2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

 A-1 Note Beginning Principal Balance                                                            $0.00
 A-1 Noteholders' Principal Carryover Shortfall                                                  $0.00
    (Previous Period)
 A-1 Noteholders' Share of the Principal Distribution Amount                                      0.00%
 Preliminary A-1 Noteholders' Principa; Distributable Amount                                     $0.00
 One-Time Excess Prefunding Account Payment                                                      $0.00
 A-1 Noteholders' Principal Distributable Amount                                                 $0.00

 Principal Distribution Amount Remaining                                                $10,789,925.39

 A-2 Note Beginning Principal Balance                                                            $0.00
 A-2 Noteholders' Principal Carryover Shortfall                                                  $0.00
   (Previous Period)
 A-2 Noteholders' Share of the Principal Distribution Amount                                      0.00%
 A-2 Noteholders' Principal Distributable Amount                                                 $0.00

 Principal Distribution Amount Remaining                                                $10,789,925.39

 A-3 Note Beginning Principal Balance                                                  [caad 214]$102,723,980.06
 A-3 Noteholders' Principal Carryover Shortfall                                                  $0.00
   (Previous Period)
 A-3 Noteholders' Share of the Principal Distribution Amount                                     96.00%
 A-3 Noteholders' Principal Distributable Amount                                        $10,358,328.37

 Principal Distribution Amount Remaining                                                   $431,597.02

 A-4 Note Beginning Principal Balance                                                  $180,449,000.00
 A-4 Noteholders' Principal Carryover Shortfall                                                  $0.00
    (Previous Period)
 A-4 Noteholders' Share of the Principal Distribution Amount                                      0.00%
 A-4 Noteholders' Principal Distributable Amount                                                 $0.00


 Part III -- Servicing Calculations

 1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                   Pool 3           Pool 4        Pool 5

 Wtd. Avg. APR                                                        8.491%           9.174%        9.428%
 Contract Value (Beg. of Collection Period),                  $66,838,453.98   $39,586,408.37   $140,510.58
   by origination pool
 Contract Value  (End of Collection Period),                  $64,433,131.87   $38,103,045.31   $137,602.82
                                                              --------------   --------------   -----------
   by origination pool
 Contract Value Decline                                        $2,405,322.11    $1,483,363.06     $2,907.76
                                                                       3.60%            3.75%         2.07%
 Initial Pool Balance
 Pool Balance (End of Collection Period)

 Collections and Investment Income for the period
 Negative Carry Withdrawls

 Total Distribution Amount (TDA)
 Principal Distribution Amount  (PDA)

 Initial B Percentage
 Unscheduled Principal (per pool)                                      $0.00            $0.00         $0.00
 Total Unscheduled Principal







                                                                    Page 7 of 22

 Principal Distribution Amount Remaining                                                  $431,597.02

 B Note Beginning Principal Balance                                                    $12,254,624.17
 B Noteholders' Principal Carryover Shortfall                                                   $0.00
   (Previous Period)
 B Noteholders' Share of the Principal Distribution Amount                                       4.00%
 B Noteholders' Principal Distributable Amount                                            $431,597.02

 Principal Distribution Amount Remaining                                                        $0.00

 Certificate Beginning Principal Balance                                               $10,938,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)                            $0.00
 Certificateholders' Share of the Principal Distribution Amount                                  0.00%
 Certificateholders' Principal Distributable Amount                                             $0.00

 Interest Accrued on Class A-1 Notes this period                              5.5450%           $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes            $0.00
 Interest Due (in Arrears) on above Shortfall                                                   $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                             $0.00

 Interest Accrued on Class A-2 Notes this period                              5.5920%           $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes            $0.00
 Interest Due (in Arrears) on above Shortfall                                                   $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                             $0.00

 Interest Accrued on Class A-3 Notes this period                              5.7400%     $491,363.04
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes            $0.00
 Interest Due (in Arrears) on above Shortfall                                                   $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                       $491,363.04

 Interest Accrued on Class A-4 Notes this period                              5.8300%     $876,681.39
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes            $0.00
 Interest Due (in Arrears) on above Shortfall                                                   $0.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                       $876,681.39

 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                      $1,368,044.43
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                            $0.00
 Interest Due (in Arrears) on above Shortfall                                                   $0.00
 Offered Noteholders' Interest Distributable Amount                                     $1,368,044.43


                                                                    Page 8 of 22

 Interest Accrued on Class B Notes this period                                5.9400%      $60,660.39
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes              $0.00
 Interest Due (in Arrears) on above Shortfall                                                   $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                          $60,660.39

 Interest Accrued on Certificates this period                                 5.9400%      $54,143.10
 Certificateholders' Interest Carryover Shortfall (Previous Period)                             $0.00
 Interest Due (in Arrears) on Above Shortfall                                                   $0.00
 Certificateholders' Interest Distributable Amount                                         $54,143.10

 3.  ALLOCATION OF DISTRIBUTION AMOUNTS

 a. Total Distribution Amount (TDA)                                                    $12,922,268.51

 Administration Fee Shortfall (Previous Period)                                                 $0.00
 Administration Fee Accrued during this Period                                $500.00         $166.67
 Administration Fee Paid this Period from TDA                                                 $166.67
 Administration Fee Shortfall                                                                   $0.00

 Total Distribution Amount Remaining                                                   $12,922,101.84

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes            $0.00
 Interest Due (in Arrears) on above Shortfall                                                   $0.00
 Interest Accrued on Class A-1 Notes this period                                                $0.00
 Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                        $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                         $0.00
   applicable to A-1 Notes

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes            $0.00
 Interest Due (in Arrears) on above Shortfall                                                   $0.00
 Interest Accrued on Class A-2 Notes this period                                                $0.00
 Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                        $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                         $0.00
   applicable to A-2 Notes

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes            $0.00
 Interest Due (in Arrears) on above Shortfall                                                   $0.00
 Interest Accrued on Class A-3 Notes this period                                          $491,363.04
 Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                  $491,363.04
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                         $0.00
   applicable to A-3 Notes

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes            $0.00
 Interest Due (in Arrears) on above Shortfall                                                   $0.00
 Interest Accrued on Class A-4 Notes this period                                          $876,681.39
 Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                  $876,681.39
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                         $0.00
    applicable to A-4 Notes

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                            $0.00
 Interest Due (in Arrears) on above Shortfall                                                   $0.00
 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                      $1,368,044.43
 Offered Noteholders' Interest Paid this Period from TDA                                $1,368,044.43
 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                       $0.00

 Total A Noteholders' Principal Carryover Shortfall                                             $0.00


                                                                    Page 9 of 22

 Total Distribution Amount Remaining                                                   $11,554,057.41

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes              $0.00
 Interest Due (in Arrears) on above Shortfall                                                   $0.00
 Interest Accrued on B Notes this period                                                   $60,660.39
 Noteholders' Interest applicable to B Notes Paid this Period from TDA                     $60,660.39
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                         $0.00
   applicable to B Notes

 Total Distribution Amount Remaining                                                   $11,493,397.02

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount                                        $0.00
 A-1 Noteholders' Principal Distributable Amount Paid from TDA                                  $0.00
 Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00

 Total Distribution Amount Remaining                                                   $11,493,397.02

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount                                        $0.00
 A-2 Noteholders' Principal Distributable Amount Paid from TDA                                  $0.00
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00

 Total Distribution Amount Remaining                                                   $11,493,397.02

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount                               $10,358,328.37
 A-3 Noteholders' Principal Distributable Amount Paid from TDA                         $10,358,328.37
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00

 Total Distribution Amount Remaining                                                    $1,135,068.65

 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                               $0.00
 A-4 Noteholders' Monthly Principal Distributable Amount                                        $0.00
 A-4 Noteholders' Principal Distributable Amount Paid from TDA                                  $0.00
 Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00

 Total Distribution Amount Remaining                                                    $1,135,068.65


                                                                    Page 10 of 22

 B Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
 B Noteholders' Monthly Principal Distributable Amount                                 $431,597.02
 B Noteholders' Principal Distributable Amount Paid from TDA                           $431,597.02
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00

 Total Excess Distribution Amount Remaining                                            $703,471.63

 4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

 Beginning Pre-Funding Account Balance                                                       $0.00

 New Collateral Purchased                                                                    $0.00
 Deposit to Spread Account                                           2.00%                   $0.00
 Payment to Seller                                                                           $0.00
 Payment to Class A-1 after Funding is Complete                                              $0.00

 Ending Pre-Funding Account Balance                                                          $0.00

 Excess Pre-Funded Amount/(Payment to Sellers)                                               $0.00

 Adjusted Ending Pre-Funding Account Balance                                                 $0.00

 5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

 Beginning Negative Carry Account Balance                                                    $0.00
 Negative Carry                                                                           3.209816%
 Number of Days Remaining                                                                    0 days

 Pre-Funded Percentage                                                                       0.000%
 Negative Carry Withdrawls                                                                   $0.00
 Cumulative Negative Carry Withdrawls                                                $4,595,626.41
 Maximum Negative Carry Amount                                                               $0.00
 Required Negative Carry Account Balance                                                     $0.00
 Interim Ending Negative Carry Account Balance                                               $0.00
 Negative Carry Amount Released to Seller                                                    $0.00

 Ending Negative Carry Account Balance                                                       $0.00

 6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

 Beginning Spread Account Balance                                                   $12,499,977.37
 Deposit to Spread Account from Pre-Funding Account                                          $0.00
 Deposit to Spread Account from Excess Collections over Distributions                  $703,471.63

 Distribution from Spread Account to Noteholders' Distr. Account                             $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)               $0.00
   applicable to A-1 Notes
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)               $0.00
   applicable to A-2 Notes
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)               $0.00
   applicable to A-3 Notes
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)               $0.00
   applicable to A-4 Notes
 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)          $0.00


                                                                    Page 11 of 22

 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)               $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)               $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)               $0.00

 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                    $0.00
   applicable to B Notes
 Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00

 Preliminary Spread Account Balance Remaining                                            $13,203,449.00

 Cumulative Realized Losses since 31-January-98 (Cut-off Date)                            $1,784,474.66
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                            NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)        $2,498,167.44
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                   NO
 60 day or > Delinquent Scheduled Amounts                                                 $2,360,956.11
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                        NO
 Are any of the three conditions "YES"?                                               NO


        Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves.
 It failed to include in the loss figure any losses that were not covered by dealer reserves.
 This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

      As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.

   Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been charged
  to the trust was:                                                                       $   360,728.75

   If the monthly servicer reports for the trust were restated, the cumulative loss test would would still have been met as indicated below:

 Restated Cumulative Realized Losses:                                                       2,145,203.41
 Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                  NO


 Preliminary A-1 Note Principal Balance (End of Period)                                            $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                            $0.00
 Preliminary A-3 Note Principal Balance (End of Period)                                   $92,365,651.69
 Preliminary A-4 Note Principal Balance (End of Period)                                  $180,449,000.00
 Preliminary B Note Principal Balance (End of Period)                                     $11,823,027.15
 Preliminary Total Principal Balance of Notes  (End of Period)                           $284,637,678.84

 Specified Spread Account Balance                                                          12,499,977.37
 Lesser of:


                                                                    Page 12 of 22

 (a) 2.00% of the Initial Pool Balance                                          2.00%       12,499,977.37

 (b) the Note Balance                                                                      284,637,678.84

 Preliminary Spread Account Balance Remaining                                              $13,203,449.00
 Preliminary Excess Amount in Spread Account                                                  $703,471.63
 Preliminary Shortfall Amount in Spread Account                                                     $0.00

 Deposit to Spread Account from Remaing Excess Distribution                                         $0.00

 Spread Account Excess                                                                        $703,471.63

 Ending Spread Account Balance (after distributions)                                       $12,499,977.37
 Net Change in Spread Account Balance                                                               $0.00

 Total Excess Distribution Amount Remaining                                                   $703,471.63

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                 $0.00
 Interest Due (in Arrears) on Above Shortfall                                                       $0.00
 Interest Accrued on Certificates this period                                                  $54,143.10
 Certificateholders' Interest Paid from Excess Distribution                                    $54,143.10
 Preliminary Certificateholders' Interest Carryover Shortfall                     $0.00
   (Current Period)
 Total Excess Distribution Amount Remaining                                                   $649,328.53

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                $0.00
 Certificateholders' Principal Distributable Amount applicable to current period                    $0.00
 Certificateholders' Principal Distributable Amount Paid from Fixed and Floating  $0.00
   Rate Excess Distrbution
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                     $0.00

 Total Excess Distribution Amount Remaining                                                   $649,328.53

 Servicing Fee Shortfall (Previous Period)                                                          $0.00
 Servicing Fees Accrued during this Period                                        1.00%       $255,304.67
 Adjustment to Servicing Fee                                                                        $0.00
 Adjustment to Excess Distribution Amount Remaining                                                ($0.00)
 Servicing Fees Paid this Period from Excess Distribution                                     $255,304.67
 Servicing Fee Shortfall                                                                            $0.00

 Total Excess Distribution Amount Remaining                                                   $394,023.86

 7.  ENDING BALANCES

 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                   $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00


                                                                    Page 13 of 22

 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
 A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                $0.00
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                               $0.00

 A-1 Note Principal Balance (End of Period)                                                        $0.00
 A-2 Note Principal Balance (End of Period)                                                        $0.00
 A-3 Note Principal Balance (End of Period)                                               $92,365,651.69
 A-4 Note Principal Balance (End of Period)                                              $180,449,000.00
 B Note Principal Balance (End of Period)                                                 $11,823,027.15
 Certificate Principal Balance (End of Period)                                            $10,938,000.00
 Total Principal Balance of Notes and Certificates (End of Period)                       $295,575,678.84

 A-1 Note Pool Factor (End of Period)                                      $72,113,000.00      0.0000000
 A-2 Note Pool Factor (End of Period)                                     $190,750,000.00      0.0000000
 A-3 Note Pool Factor (End of Period)                                     $145,750,000.00      0.6337266
 A-4 Note Pool Factor (End of Period)                                     $180,449,000.00      1.0000000
 B Note Pool Factor (End of Period)                                        $25,000,000.00      0.4729211
 Certificate Pool Factor (End of Period)                                   $10,938,000.00      1.0000000
 Total Notes & Certificates Pool Factor (End of Period)                                        0.4729211

 Specified Spread Account Balance (after all distributions and adjustments)               $12,499,977.37




CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                  16-Aug-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (b)   A-2 Notes:                                                                                                  $0.00
         per $1,000 original principal amount:                                                                     $0.00

 (c)   A-3 Notes:                                                                                         $10,358,328.37
         per $1,000 original principal amount:                                                                    $71.07

 (d)   A-4 Notes:                                                                                                  $0.00
         per $1,000 original principal amount:                                                                     $0.00

 (e)   B Notes:                                                                                              $431,597.02
         per $1,000 original principal amount:                                                                    $17.26

 (f)   Total                                                                                              $10,789,925.39

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (b)   A-2 Notes:                                                                                                  $0.00
         per $1,000 original principal amount:                                                                     $0.00

 (c)  A-3 Notes:                                                                                             $491,363.04
        per $1,000 original principal amount:                                                                      $3.37

 (d)  A-4 Notes:                                                                                             $876,681.39
        per $1,000 original principal amount:                                                                      $4.86

 (e)  B Notes:                                                                                                $60,660.39
         per $1,000 original principal amount:                                                                     $2.43

 (f)   Total                                                                                               $1,428,704.82

(3) Pool Balance at the end of the related Collection Period                                             $295,575,678.84






                                                                           Page 15 of 22

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                               $0.00
     (ii)  A-1 Note Pool Factor:                                                                               0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                               $0.00
     (ii)  A-2 Note Pool Factor:                                                                               0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                      $92,365,651.69
     (ii)  A-3 Note Pool Factor:                                                                               0.6337266

 (d) (i)  outstanding principal amount of A-4 Notes:                                                     $180,449,000.00
     (ii)  A-4 Note Pool Factor:                                                                               1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                        $11,823,027.15
     (ii)  B Note Pool Factor:                                                                                 0.4729211

 (f) (i)  Certificate Balance                                                                             $10,938,000.00
     (ii)  Certificate Pool Factor:                                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                                $255,304.67
      per $1,000 Beginning of Collection Period:                                                              1.82600225

(6)  Amount of Administration Fee:                                                                               $166.67
      per $1,000 Beginning of Collection Period:                                                              0.00119204

(7)  Aggregate Purchase Amounts for Collection Period:                                                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                 $208,180.62

(9)  Amount in Spread Account:                                                                            $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                              NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                            $0.00

============================================================================================================================



                                                                         Page 16 of 22

CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                  16-Aug-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (b)  A-2 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (c)  A-3 Notes:                                                                                          $10,358,328.37
        per $1,000 original principal amount:                                                                     $71.07

 (d)  A-4 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (e)  B Notes:                                                                                               $431,597.02
        per $1,000 original principal amount:                                                                     $17.26

 (f)  Certificates:                                                                                                $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (g)  Total:                                                                                              $10,789,925.39

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (b)  A-2 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (c)  A-3 Notes:                                                                                             $491,363.04
        per $1,000 original principal amount:                                                                      $3.37

 (d)  A-4 Notes:                                                                                             $876,681.39
        per $1,000 original principal amount:                                                                      $4.86

 (e)  B Notes:                                                                                                $60,660.39
        per $1,000 original principal amount:                                                                      $2.43



                                                                         Page 17 of 22

 (f)  Certificates:                                                                                           $54,143.10
        per $1,000 original principal amount:                                                                      $4.95

 (g)  Total:                                                                                               $1,482,847.92

(3)  Pool Balance at end of related Collection Period:                                                   $295,575,678.84

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                               $0.00
     (ii)  A-1 Note Pool Factor:                                                                               0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                               $0.00
     (ii)  A-2 Note Pool Factor:                                                                               0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                      $92,365,651.69
     (ii)  A-3 Note Pool Factor:                                                                               0.6337266

 (d) (i)  outstanding principal amount of A-4 Notes:                                                     $180,449,000.00
     (ii)  A-4 Note Pool Factor:                                                                               1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                        $11,823,027.15
     (ii)  C Note Pool Factor:                                                                                 0.4729211

 (f) (i)  Certificate Balance                                                                             $10,938,000.00
     (ii)  Certificate Pool Factor:                                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                                 $255,304.67
      per $1,000 Beginning of Collection Period:                                                               1.8260022

(6)  Amount of Administration Fee:                                                                               $166.67
      per $1,000 Beginning of Collection Period:                                                               0.0011920

(7)  Aggregate Purchase Amounts for Collection Period:                                                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                 $208,180.62

(9)  Amount in Spread Account:                                                                            $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the                               NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                            $0.00

============================================================================================================================




                                                                           Page 18 of 22

CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                                  16-Aug-99

(1)  Payment of Administration Fee to Administrator:                                                             $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                          $1,428,704.82

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                 $10,789,925.39

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                              $54,143.10

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                   $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                   $255,304.67

(7) Release to Seller from Excess Collections over Distributions                                             $394,023.86

Check for Error                                                                                        NO ERROR
Sum of Above Distributions                                                                             $12,922,268.51
Total Distribution Amount plus Releases to Seller                                                      $12,922,268.51

============================================================================================================================



                                                                           Page 19 of 22

CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                                  16-Aug-99
(1)  Total Distribution Amount:                                                                           $12,922,268.51

(2)  Administration Fee:                                                                                         $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                           $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                            $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                           $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                            $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                     $491,363.04

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                            $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                     $876,681.39

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                           $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                       $60,660.39

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                             $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                  $1,428,704.82
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                     $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                             $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                     $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                   0.00%




                                                                           Page 20 of 22

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                             $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                            $10,358,328.37

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                  96.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                    $10,358,328.37




                                                                           Page 21 of 22


(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                     $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                   0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                             $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                 $431,597.02

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                     4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                         $431,597.02

(34)  Noteholders' Principal Distribution Amount:                                                         $10,789,925.39

(35)  Noteholders' Distributable Amount:                                                                  $12,218,630.21


(36)  Deposit to Spread Account (from excess collections):                                                   $703,471.63

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                        $12,499,977.37
 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                    $12,499,977.37


 (b) the Note Balance                                                                                    $284,637,678.84

(38)  Spread Account Balance over the Specified Spread Account Balance:                                      $703,471.63

(39)  Certificateholders' Interest Distributable Amount:                                                      $54,143.10

(40)  Certificateholders' Interest Carryover Shortfall:                                                            $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholders                0.00%

(42)  Certificateholders' Principal Distributable Amount applicable to current period                              $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                           $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                          $0.00

(45)  Certificateholders' Distributable Amount:                                                               $54,143.10

(46)  Servicing Fee:                                                                                         $255,304.67

(47)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                       $394,023.86
 (b) Release of Excess Amount in Negative Carry Account                                                            $0.00



                                                                           Page 22 of 22

(48)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                       $306,365,604.23

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                             $0.00
           A-1 Note Pool Factor:                                                                               0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                             $0.00
           A-2 Note Pool Factor:                                                                               0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                    $92,365,651.69
           A-3 Note Pool Factor:                                                                               0.6337266

           Outstanding Principal Balance of A-4 Notes:                                                   $180,449,000.00
           A-4 Note Pool Factor:                                                                               1.0000000

           Outstanding Principal Balance of B Notes:                                                      $11,823,027.15
           B Note Pool Factor:                                                                                 0.4729211

           Outstanding Principal Balance of the Certificates:                                             $10,938,000.00
           Certificate Pool Factor:                                                                            1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                    $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                 $208,180.62

(53)  Spread Account Balance after giving effect to all distributions:                                    $12,499,977.37





CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Prepared by  Sally Nelson  (414) 636-5637

NPV Data Input Section                        31-Jul-98      31-Jul-98      31-Aug-98          05-Aug-99     05-Aug-99     05-Aug-99
Scheduled cash flows
as of the indicated
cutoff date                                Pool 1 (Retail)  Pool 2 (FPL)  Pool 3 (Retail)        Pool 1        Pool 2        Pool 3
Row 0 is total delinquent amount                Cutoff         Cutoff         Cutoff
valued without discounting                   1,223,550.43     488,950.11     227,513.66    7,589,395.74  1,567,227.22  2,769,784.63
                                            12,106,658.00   2,516,183.49   2,550,465.05    7,559,168.26  1,589,485.35  3,905,500.72
                                             8,409,202.39   1,893,688.39   1,992,727.52    6,971,838.10  1,524,150.75  1,617,701.61
                                             8,997,726.43   1,960,786.46   1,993,691.84    7,376,108.24  1,577,749.67  1,847,391.95
                                            10,171,208.37   2,063,823.67   2,155,489.86    8,260,265.60  1,672,689.91  1,828,515.64
                                            12,715,731.73   1,954,159.58   2,312,038.62    9,766,236.54  1,577,769.79  1,939,298.42
                                             9,099,256.42   1,792,726.48   1,787,823.30    7,302,874.83  1,412,580.47  1,899,955.31
                                             8,535,974.50   1,766,075.80   1,788,562.35    6,777,159.66  1,368,734.68  1,494,981.24
                                            15,306,449.46   1,890,605.11   1,798,508.17   12,721,240.07  1,447,420.89  1,479,171.57
                                            18,443,017.15   1,881,117.92   1,865,546.07   14,754,549.66  1,428,473.10  1,465,342.26
                                            16,957,243.00   1,877,027.40   2,236,650.41   13,369,907.23  1,421,755.62  1,444,938.79
                                            16,376,885.05   1,817,623.64   6,367,990.47   12,639,571.48  1,366,720.35  1,746,042.72
                                            10,651,992.79   1,866,206.49   4,393,608.36    8,097,332.49  1,397,803.47  5,242,106.49
                                             9,163,394.05   1,889,230.81   1,851,865.86    6,487,129.61  1,383,191.89  3,593,859.89
                                             8,086,054.38   1,816,250.01   2,143,268.38    6,047,795.74  1,320,114.50  1,466,176.18
                                             8,842,211.38   1,872,281.06   2,093,064.00    6,428,681.71  1,350,743.91  1,639,642.08
                                            10,005,085.81   1,964,666.24   2,267,816.18    7,371,932.92  1,396,270.84  1,729,330.55
                                            12,231,104.34   1,898,030.47   2,189,581.36    8,567,223.32  1,289,179.86  1,777,043.97
                                             8,797,636.97   1,687,469.97   1,720,098.07    6,318,823.00  1,190,087.79  1,760,616.07
                                             8,255,782.24   1,644,541.62   1,725,097.62    6,077,217.11  1,120,370.71  1,379,385.22
                                            14,973,400.70   1,754,779.58   1,723,639.47   11,972,031.59  1,153,355.96  1,336,955.23
                                            17,996,394.47   1,717,963.17   1,708,763.23   13,692,314.48  1,063,752.94  1,309,070.73
                                            16,387,208.39   1,697,653.50   2,062,832.44   11,971,323.40  1,024,346.12  1,310,450.66
                                            15,692,745.55   1,647,572.33   6,249,025.98   11,025,560.48    938,493.42  1,617,408.79
                                             9,927,634.13   1,673,274.10   4,029,935.57    6,511,016.18    954,364.26  4,981,674.16
                                             8,258,696.56   1,681,124.45   1,708,178.19    4,862,238.51    945,111.34  3,269,489.34
                                             7,198,681.74   1,595,209.75   1,969,787.75    4,234,281.46    858,953.27  1,176,753.57
                                             8,082,732.30   1,613,786.06   2,011,316.11    4,617,944.22    845,849.74  1,310,386.75
                                             9,188,498.36   1,637,923.98   2,047,578.88    5,326,387.43    929,988.78  1,371,560.39
                                            11,121,258.86   1,539,370.45   2,034,695.16    6,030,658.52    813,321.80  1,455,636.01
                                             7,667,179.49   1,398,649.52   1,595,005.29    4,519,803.14    701,948.32  1,389,543.77
                                             7,462,994.43   1,326,009.93   1,568,248.09    4,099,518.85    674,151.83  1,049,473.40
                                            14,024,372.46   1,372,213.36   1,550,840.17    6,859,887.95    658,616.19  1,031,701.64
                                            16,752,855.26   1,282,023.39   1,565,138.66    9,054,414.11    587,260.02  1,000,414.21
                                            14,788,215.88   1,223,618.90   1,911,851.22    7,731,769.87    492,917.69  1,043,083.93
                                            13,836,398.02   1,133,716.33   5,930,710.61    6,917,431.75    458,143.45  1,221,306.81
                                             8,036,258.20   1,138,664.27   3,703,440.80    3,549,007.43    440,071.39  3,797,387.28
                                             6,279,376.38   1,125,940.91   1,377,443.44    2,073,920.02    375,098.36  2,077,226.70
                                             5,034,136.82   1,045,792.71   1,580,903.96    1,517,153.16    351,150.32    413,816.95

                                             5,901,975.89   1,024,587.50   1,585,785.91    1,854,853.08    321,956.81    516,397.39
                                             6,752,591.27   1,106,606.17   1,661,452.56    2,381,872.78    368,270.08    641,463.12
                                             8,045,835.19     999,458.48   1,582,206.12    2,869,699.10    299,000.87    722,395.99
                                             5,513,567.92     845,330.20   1,205,325.13    1,894,397.71    265,948.45    620,725.52
                                             5,192,319.67     805,200.79   1,201,516.28    1,693,137.21    196,560.49    378,411.66
                                             8,386,321.78     787,865.67   1,176,550.16    3,726,762.58    191,294.93    265,161.70
                                            11,514,765.67     726,022.34   1,228,403.34    5,264,717.58    185,497.53    273,777.97
                                             9,777,959.48     626,005.45   1,446,777.59    4,268,677.08    107,636.33    268,425.65
                                             8,899,382.72     580,109.26   4,590,105.48    3,973,938.31     77,497.12    542,320.69
                                             4,477,511.85     557,076.29   2,336,437.52    1,423,287.07     29,093.16  2,186,427.82
                                             2,817,291.23     491,193.77     455,453.41      399,235.52     11,335.03  1,146,890.32
                                             1,810,888.90     460,441.81     615,074.75      158,326.68     11,335.03     83,855.72
                                             2,565,938.18     427,320.86     690,160.74      232,875.03     17,246.87    171,286.87
                                             3,186,828.87     463,747.29     781,567.09      223,805.33     74,475.21    148,068.81
                                             4,092,686.58     409,038.86     677,424.20      187,383.83      7,755.20    133,153.45
                                             2,363,732.39     336,499.67     424,618.93       47,889.12      7,755.20     29,900.65
                                             2,264,572.85     254,756.54     294,399.44       45,013.45      7,755.20      7,965.05
                                             4,476,612.63     250,249.73     310,690.14      434,155.22      7,755.20      5,002.91
                                             6,906,236.81     238,339.80     313,886.41      481,401.01     23,865.28      5,002.91
                                             5,629,888.08     131,056.39     609,968.32      104,888.78          0.00      5,002.91
                                             5,295,239.38      97,868.67   2,664,290.64      172,088.90          0.00     89,387.07
                                             1,725,376.78      47,534.40   1,347,398.15        1,170.70          0.00     79,567.82
                                               458,843.05      26,996.20      89,447.45        1,170.70          0.00      1,363.14
                                               171,032.59      26,996.20     193,827.50        1,170.70          0.00      1,363.14
                                               260,367.62      17,246.87     156,510.52            0.00          0.00      1,363.14
                                               282,397.46      74,475.21     139,820.39            0.00          0.00      1,363.14
                                               239,911.47       7,755.20      25,908.95            0.00          0.00          0.00
                                                53,028.41       7,755.20       7,965.05            0.00          0.00          0.00
                                                52,287.49       7,755.20       5,002.91            0.00          0.00          0.00
                                               378,380.01       7,755.20       5,002.91            0.00          0.00          0.00
                                               547,106.25      23,865.28       5,002.91            0.00          0.00          0.00
                                               121,960.35            -        89,387.07            0.00          0.00          0.00
                                               224,027.78            -        80,572.23            0.00          0.00          0.00
                                                      -              -              -              0.00          0.00          0.00
                                                      -              -              -              0.00          0.00          0.00
                                                      -              -              -              0.00          0.00          0.00

Total Time Balance of Scheduled
Cash Flows                                 547,472,069.46  76,013,641.91 119,788,682.38  328,893,031.33 44,881,449.96 82,516,170.19


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005
                                                                                                    Settle Date
Prepared by Sally Nelson  (414) 636-5637                            08/17/99        05:32 PM
Scheduled Payment Date                                                                                                  15-Aug-99
Actual Payment Date                                                                                                     16-Aug-99
Collection Period Begin Date                                                                                            06-Jul-99
Collection Period End Date                                         31-Jul-98       31-Jul-98          31-Aug-98         05-Aug-99
Days in accrual period (30/360)                                                                                                30
Days in accrual period (ACT/360)                                                                                               32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                        $23,744,070.03

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                 $0.00
    Government obligors                                                                                                     $0.00
          Total Warranty Repurchases                                                                                        $0.00

Total Collections For The Period                                                                                   $23,744,070.03

 Pool Balance (Beg. of Collection Period)                                                                         $419,975,766.22
 Pool Balance (End of Collection Period)                                                                          $399,065,638.90

Total Receivables Collection                                                                                       $23,744,070.03
Negative Carry Withdrawls                                                                                                   $0.00
Yield Supplement Withdrawals                                                                                                $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                               $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                                     $0.00
Reinvestment Income (including Pre-Funding Account, Spread
Account and YSA)                                                                                                      $134,531.46
Pre-Funding Account Reinvestment Income                                                                                     $0.00

 Total Distribution Amount                                                                                         $23,878,601.49

MISCELLANEOUS DATA

 TOTAL COLLATERAL
 Scheduled Amounts 30 - 59 days past due                                                                            $3,723,363.96
 Scheduled Amounts 60 days or more past due                                                                         $2,727,305.36
 Net Losses on Liquidated Receivables                                                                                 $154,605.41
 Number of Loans at Beginning of Period                                                                                    17,545
 Number of Loans at End of Period                                                                                          17,215
 Repossessed Equipment not Sold or Reassigned (Beginning)                                                                   $0.00
 Repossessed Equipment not Sold or Reassigned (End)                                                                         $0.00


    Pre-Funding Account Reinvestment Income                                                                                 $0.00

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Actual Payment Date                                                                                                 16-Aug-99
Collection Period Begin Date                                                                                        06-Jul-99
Collection Period End Date                                                                                          05-Aug-99

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and
Certificates (Beginning of Period)                                                                            $419,975,766.22
 A-1 Note Beginning Principal Balance                                                                                   $0.00
 A-2 Note Beginning Principal Balance                                                                         $115,882,735.57
 A-3 Note Beginning Principal Balance                                                                         $140,000,000.00
 A-4 Note Beginning Principal Balance                                                                         $134,794,000.00
 B Note Beginning Principal Balance                                                                            $16,799,030.65
 Deferred Purchase Price Beginning Principal Balance                                                           $12,400,000.00
 Certificate Beginning Principal Balance                                                                          $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and
Certificates (End of Period)                                                                                  $399,065,638.90
 A-1 Note Principal Balance (End of Period)                                                                             $0.00
                          A-1 Note Pool Factor (End of Period)                                                      0.0000000
 A-2 Note Principal Balance (End of Period)                                                                    $95,809,013.34
                          A-2 Note Pool Factor (End of Period)                                                      0.4790451
 A-3 Note Principal Balance (End of Period)                                                                   $140,000,000.00
                          A-3 Note Pool Factor (End of Period)                                                      1.0000000
 A-4 Note Principal Balance (End of Period)                                                                   $134,794,000.00
                          A-4 Note Pool Factor (End of Period)                                                      1.0000000
 B Note Principal Balance (End of Period)                                                                      $15,962,625.56
                          B Note Pool Factor (End of Period)                                                        0.6385050
 Deferred Purchase Price Principal Balance (End of Period)                                                     $12,400,000.00
                          Deferred Purchase Price Pool Factor (End of Period)                                       1.0000000
 Certificate Principal Balance (end of Period)                                                                    $100,000.00
                          Certificate Pool Factor (endof Period)                                                    1.0000000

COLLATERAL VALUE DECLINE                                                                                       $20,910,127.32
 Pool Balance (Beg. of Collection Period)                                                                     $419,975,766.22
 Pool Balance (End of Collection Period)                                                                      $399,065,638.90

Total Distribution Amount (TDA)                                                                                $23,878,601.49
 Total Collections and Investment Income for the Period                                                        $23,878,601.49
 Negative Carry Withdrawls                                                                                              $0.00
 Yield Supplement Withdrawals                                                                                           $0.00

Principal Distribution Amount  (PDA)                                                                           $20,910,127.32

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                        $20,910,127.32
 A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
 A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                               $20,073,722.23
 A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
 A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
 B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                    $836,405.09
 Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                 $0.00
 Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                    $0.00

Interest Distributable Amount                                                                                   $2,039,511.05
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                     $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                               $550,442.99
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                               $677,833.33
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                               $664,983.73
 Noteholders' Interest Distributable Amount applicable to B Notes                                                  $83,855.16
 Deferred Purchase Price Interest Distributable Amount                                                             $61,896.67
 Certificateholders'  Interest Distributable Amount                                                                   $499.17

Spread Account
 Beginning Spread Account Balance                                                                              $12,499,916.99
 Deposit to Spread Account from Pre-Funding Account                                                                     $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                             $991,192.29
 Distribution from Spread Account for Interest / Principal Shortfall                                                    $0.00

 Specified Spread Account Balance                                                                              $12,499,916.99
 Ending Spread Account Balance (after distributions)                                                           $12,499,916.99

Credit Enhancement                                                                                                       3.13%
 Spread account % of Ending Pool Balance                                                                                 3.13%
 Overcollateralization % of Ending Pool Balance                                                                          0.00%

Scheduled Amounts 30 - 59 days past due                                                                         $3,723,363.96
                          as % of Ending Pool Balance                                                                    0.93%
Scheduled Amounts 60 days or more past due                                                                      $2,727,305.36
                          as % of Ending Pool Balance                                                                    0.68%
Net Losses on Liquidated Receivables                                                                              $154,605.41
                          as % of Ending Pool Balance                                                                    0.04%



Part III -- Servicing Calculations                                                        16-Aug-99

1. SOURCES AND USES OF                      Pool 1          Pool 2          Pool 3
   COLLECTION ACCOUNT BALANCE      (Retail) Cutoff    (FPL) Cutoff (Retail) Cutoff           Pool 1          Pool 2          Pool 3


Wtd. Avg. APR                                8.559%          8.559%          8.668%           8.559%          8.559%          8.668%
Contract Value (Beg.
  of Collection Period),
  by origination pool                                                               $302,033,065.54  $41,619,409.61  $76,323,291.07
Contract Value  (End
  of Collection Period),
  by origination pool              $459,900,298.88  $65,328,940.14  $99,766,610.37  $287,392,579.55  $40,053,218.29  $71,619,841.06
Contract Value Decline                                                               $14,640,485.99   $1,566,191.32   $4,703,450.01
                                                                                               4.85%           3.76%           6.16%
Initial Pool Balance                                                                $624,995,849.39
Pool Balance (End of Collection
  Period)                                                                           $399,065,638.90

Collections and Investment Income
  for the period                                                                     $23,878,601.49
Negative Carry Withdrawls                                                                     $0.00
Yield Supplement Withdrawals                                                                  $0.00

Total Distribution Amount (TDA)                                                      $23,878,601.49
Principal Distribution Amount (PDA)                                                  $20,910,127.32

Initial B Percentage                                                                          4.000%
Unscheduled Principal (per pool)                                                              $0.00           $0.00           $0.00
Total Unscheduled Principal                                                                   $0.00

2.  CALCULATION OF DISTRIBUTABLE
  AMOUNTS

Principal Distributable Amount                                                        20,910,127.32

A-1 Note Beginning Principal Balance                                                          $0.00
A-1 Noteholders' Principal
  Carryover Shortfall (Previous Period)                                                       $0.00
A-1 Noteholders' Share of the
  Principal Distribution Amount                                                                0.00%
Preliminary A-1 Noteholders'
  Principal Distributable Amount
  (including One-Time Excess
  Prefund Acct. Pmt.)                                                                         $0.00
One-Time Excess Prefunding
  Account Payment                                                                             $0.00
A-1 Noteholders' Principal
  Distributable Amount
  (including Carryover Shortfall)                                                             $0.00

Principal Distributable Amount
  Remaining                                                                          $20,910,127.32

A-2 Note Beginning Principal
  Balance                                                                           $115,882,735.57
A-2 Noteholders' Principal
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
A-2 Noteholders' Share of the
  Principal Distribution Amount                                                               96.00%
A-2 Noteholders' Principal
  Distributable Amount (including
  Carryover Shortfall)                                                               $20,073,722.23

Principal Distributable Amount
  Remaining                                                                             $836,405.09

A-3 Note Beginning Principal
  Balance                                                                           $140,000,000.00
A-3 Noteholders' Principal
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
A-3 Noteholders' Share of the
  Principal Distribution Amount                                                                0.00%
A-3 Noteholders' Principal
  Distributable Amount (including
  Carryover Shortfall)                                                                        $0.00

Principal Distributable Amount
  Remaining                                                                             $836,405.09

A-4 Note Beginning Principal
  Balance                                                                           $134,794,000.00


A-4 Noteholders' Principal
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
A-4 Noteholders' Share of the
  Principal Distribution Amount                                                                0.00%
A-4 Noteholders' Principal
  Distributable Amount (including
  Carryover Shortfall)                                                                        $0.00

Principal Distributable Amount
  Remaining                                                                             $836,405.09

B Note Beginning Principal
  Balance                                                                            $16,799,030.65
B Noteholders' Principal
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
B Noteholders' Share of the
  Principal Distribution Amount                                                                4.00%
B Noteholders' Principal
  Distributable Amount (including
  Carryover Shortfall)                                                                  $836,405.09

Principal Distributable Amount
  Remaining                                                                                   $0.00

Deferred Purchase Price Beginning
  Principal Balance                                                                  $12,400,000.00
Deferred Purchase Price Principal
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
Deferred Purchase Price Share of
  the Principal Distribution
  Amount                                                                                       0.00%
Deferred Purchase Price Principal
  Distributable Amount (including
  Carryover Shortfall)                                                                        $0.00

Certificate Purchase Price
  Beginning Principal Balance                                                           $100,000.00
Certificateholders' Principal
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
Certificateholders' Share of the
  Principal Distribution Amount                                                                0.00%
Certificateholders' Principal
  Distributable Amount (including
  Carryover Shortfall)                                                                        $0.00

Interest Accrued on Class A-1
  Notes this period                         5.6075%        ACT/360                            $0.00
Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to A-1 Notes                                                                     $0.00
Interest Due (in Arrears) on
  above Shortfall                                                                             $0.00
Noteholders' Interest
  Distributable Amount applicable
  to A-1 Notes                                                                                $0.00

Interest Accrued on Class A-2
  Notes this period                         5.7000%         30/360                      $550,442.99
Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to A-2 Notes                                                                     $0.00
Interest Due (in Arrears) on
  above Shortfall                                                                             $0.00
Noteholders' Interest
  Distributable Amount applicable
  to A-2 Notes                                                                          $550,442.99

Interest Accrued on Class A-3
  Notes this period                         5.8100%         30/360                      $677,833.33
Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to A-3 Notes                                                                     $0.00
Interest Due (in Arrears) on
  above Shortfall                                                                             $0.00
Noteholders' Interest
  Distributable Amount applicable
  to A-3 Notes                                                                          $677,833.33

Interest Accrued on Class A-4
  Notes this period                         5.9200%         30/360                      $664,983.73
Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to A-4 Notes                                                                     $0.00
Interest Due (in Arrears) on
  above Shortfall                                                                             $0.00
Noteholders' Interest
  Distributable Amount applicable
  to A-4 Notes                                                                          $664,983.73


Interest Accrued on Class A-1,
  A-2, A-3 and A-4 Notes this
  period                                                                              $1,893,260.05
Offered Noteholders' Interest
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
Interest Due (in Arrears) on
  above Shortfall                                                                             $0.00
Offered Noteholders' Interest
  Distributable Amount                                                                $1,893,260.05

Interest Accrued on Class B Notes
  this period                               5.9900%         30/360                       $83,855.16
Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to B Notes                                                                       $0.00
Interest Due (in Arrears) on
  above Shortfall                                                                             $0.00
Noteholders' Interest
  Distributable Amount
  applicable to B Notes                                                                  $83,855.16

Interest Accrued on Deferred
  Purchase Price this period                5.9900%         30/360                       $61,896.67
Deferred Purchase Price Interest
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
Interest Due (in Arrears) on Above
  Shortfall                                                                                   $0.00
Deferred Purchase Price Interest
  Distributable Amount                                                                   $61,896.67

Interest Accrued on Certificates
  this period                               5.9900%         30/360                          $499.17
Certificateholders' Interest
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
Interest Due (in Arrears) on
  Above Shortfall                                                                             $0.00
Certificateholders' Interest
  Distributable Amount                                                                      $499.17

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                   $23,878,601.49

Administration Fee Shortfall
  (Previous Period)                                                                           $0.00
Administration Fee Accrued during
  this Period                               $500.00 per quarter                             $166.67
Administration Fee Paid this
  Period from TDA                                                                           $166.67
Administration Fee Shortfall                                                                  $0.00

Total Distribution Amount
  Remaining                                                                          $23,878,434.82

Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to A-1 Notes                                                                     $0.00
Interest Due (in Arrears) on above
  Shortfall                                                                                   $0.00
Interest Accrued on Class A-1
  Notes this period                                                                           $0.00
Noteholders' Interest applicable
  to A-1 Notes Paid this Period
  from TDA                                                                                    $0.00
Preliminary Noteholders' Interest
  Carryover Shortfall (Current
  Period) applicable to A-1 Notes                                                             $0.00

Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to A-2 Notes                                                                     $0.00
Interest Due (in Arrears) on
  above Shortfall                                                                             $0.00
Interest Accrued on Class A-2
  Notes this period                                                                     $550,442.99
Noteholders' Interest applicable
  to A-2 Notes Paid this Period
  from TDA                                                                              $550,442.99
Preliminary Noteholders' Interest
  Carryover Shortfall (Current
  Period) applicable to A-2 Notes                                                             $0.00

Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to A-3 Notes                                                                     $0.00
Interest Due (in Arrears) on
  above Shortfall                                                                             $0.00
Interest Accrued on Class A-3
  Notes this period                                                                     $677,833.33
Noteholders' Interest applicable
  to A-3 Notes Paid this Period
  from TDA                                                                              $677,833.33
Preliminary Noteholders' Interest
  Carryover Shortfall (Current
  Period) applicable to A-3 Notes                                                             $0.00

Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to A-4 Notes                                                                     $0.00
Interest Due (in Arrears) on
  above Shortfall                                                                             $0.00


Interest Accrued on Class A-4
  Notes this period                                                                     $664,983.73
Noteholders' Interest applicable
  to A-4 Notes Paid this Period
  from TDA                                                                              $664,983.73
Preliminary Noteholders' Interest
  Carryover Shortfall (Current
  Period) applicable to A-4 Notes                                                             $0.00

Offered Noteholders' Interest
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
Interest Due (in Arrears) on above
  Shortfall                                                                                   $0.00
Interest Accrued on Class A-1,
  A-2, A-3 and A-4 Notes this
  period                                                                              $1,893,260.05
Offered Noteholders' Interest
  Paid this Period from TDA                                                           $1,893,260.05
Preliminary A Noteholders'
  Interest Carryover Shortfall
  (Current Period)                                                                            $0.00

Total Distribution Amount
  Remaining                                                                          $21,985,174.77

Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to B Notes                                                                       $0.00
Interest Due (in Arrears) on above
  Shortfall                                                                                   $0.00
Interest Accrued on B Notes this
  period                                                                                 $83,855.16
Noteholders' Interest applicable
  to B Notes Paid this Period
  from TDA                                                                               $83,855.16
Preliminary Noteholders' Interest
  Carryover Shortfall (Current
  Period) applicable to B Notes                                                               $0.00

Total Distribution Amount
  Remaining                                                                          $21,901,319.61

A-1 Noteholders' Principal
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
A-1 Noteholders' Monthly Principal
  Distributable Amount (including
  Caryover Shortfall)                                                                         $0.00
A-1 Noteholders' Principal
  Distributable Amount Paid from
  TDA                                                                                         $0.00
Preliminary A-1 Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                                                            $0.00

Total Distribution Amount
  Remaining                                                                          $21,901,319.61

A-2 Noteholders' Principal
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
A-2 Noteholders' Monthly Principal
  Distributable Amount (including
  Caryover Shortfall)                                                                $20,073,722.23
A-2 Noteholders' Principal
  Distributable Amount Paid from
  TDA                                                                                $20,073,722.23
Preliminary A-2 Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                                                            $0.00

Total Distribution Amount
  Remaining                                                                           $1,827,597.38

A-3 Noteholders' Principal
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
A-3 Noteholders' Monthly Principal
  Distributable Amount (including
  Caryover Shortfall)                                                                         $0.00
A-3 Noteholders' Principal
  Distributable Amount Paid from
  TDA                                                                                         $0.00
Preliminary A-3 Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                                                            $0.00

Total Distribution Amount
  Remaining                                                                           $1,827,597.38

A-4 Noteholders' Principal
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
A-4 Noteholders' Monthly Principal
  Distributable Amount (including
  Caryover Shortfall)                                                                         $0.00
A-4 Noteholders' Principal
  Distributable Amount Paid from
  TDA                                                                                         $0.00
Preliminary A-4 Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                                                            $0.00

Total Distribution Amount
  Remaining                                                                           $1,827,597.38

B Noteholders' Principal
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
B Noteholders' Monthly Principal
  Distributable Amount (including
  Caryover Shortfall)                                                                   $836,405.09
B Noteholders' Principal
  Distributable Amount Paid from
  TDA                                                                                   $836,405.09
Preliminary B Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                                                            $0.00


Total Excess Distribution Amount
  Remaining                                                                             $991,192.29

4.  RECONCILIATION OF PRE-FUNDING
  ACCOUNT

Beginning Pre-Funding Account
  Balance                                                                                     $0.00

New Collateral Purchased                                                                      $0.00
Deposit to Spread Account                     2.00%                                           $0.00
Deposit to Yield Supplement Account                                                           $0.00
Payment to Seller                                                                             $0.00
Payment to Class A-1 after Funding
  is Complete                                                                                 $0.00

Ending Pre-Funding Account Balance                                                            $0.00

Excess Pre-Funded Amount/(Payment
  to Sellers)                                                                                 $0.00

Adjusted Ending Pre-Funding
  Account Balance                                                                             $0.00

5.  RECONCILIATION OF NEGATIVE
  CARRY ACCOUNT

Beginning Negative Carry Account
  Balance                                                                                     $0.00
Negative Carry                                                                             3.268374%
Number of Days Remaining                                                                     0 days

Pre-Funded Percentage                                                                         0.000%
Negative Carry Withdrawls                                                                     $0.00
Cumulative Negative Carry
  Withdrawls                                                                            $300,471.65
Maximum Negative Carry Amount                                                                 $0.00
Required Negative Carry Account
  Balance                                                                                     $0.00
Interim Ending Negative Carry
  Account Balance                                                                             $0.00
Negative Carry Amount Released to
  Seller                                                                                      $0.00

Ending Negative Carry Account
  Balance                                                                                     $0.00

6.  RECONCILATION OF YIELD
  SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account
  Balance                                                                             $2,245,332.87
Deposit to Yield Supplement
  Account from Pre-Funding Account                                                            $0.00
Receivables Percentage                                                                       100.00%
Withdrawal of Yield Supplement
  Amount                                                                                      $0.00
Maximum Yield Supplement Amount                                                       $2,245,332.87
Required Yield Supplement Amount                                                      $2,245,332.87
Interim Yield Supplement Account
  Balance                                                                             $2,245,332.87
Yield Supplement Amount Released
  to Seller                                                                                   $0.00

Ending Yield Supplement Account
  Balance                                                                             $2,245,332.87

7.  DISTRIBUTIONS FROM SPREAD
  ACCOUNT

Beginning Spread Account Balance                                                     $12,499,916.99


Deposit to Spread Account from
  Pre-Funding Account                                                                         $0.00
Deposit to Spread Account from
  Excess Collections over
  Distributions                                                                         $991,192.29

Distribution from Spread Account
  to Noteholders' Distr. Account                                                              $0.00
Adj to Preliminary Noteholders'
  Interest Carryover Shortfall
  (Current Period) applicable to
  A-1 Notes                                                                                   $0.00
Adj to Preliminary Noteholders'
  Interest Carryover Shortfall
  (Current Period) applicable to
  A-2 Notes                                                                                   $0.00
Adj to Preliminary Noteholders'
  Interest Carryover Shortfall
  (Current Period) applicable to
  A-3 Notes                                                                                   $0.00
Adj to Preliminary Noteholders'
  Interest Carryover Shortfall
  (Current Period) applicable to
  A-4 Notes                                                                                   $0.00
Remaining Distributed Spread
  Account Amount to Noteholders'
  Distr. Account                                                                              $0.00

Adj to Preliminary Noteholders'
  Interest Carryover Shortfall
  (Current Period) applicable to
  B Notes                                                                                     $0.00

Remaining Distributed Spread
  Account Amount to Noteholders'
  Distr. Account                                                                              $0.00
Adj to Preliminary A-1 Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                                                            $0.00
Adj to Preliminary A-2 Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                                                            $0.00
Adj to Preliminary A-3 Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                                                            $0.00
Adj to Preliminary A-4 Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                                                            $0.00

Remaining Distributed Spread
  Account Amount to Noteholders'
  Distr. Account                                                                              $0.00
Adj to Preliminary B Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                                                            $0.00

Preliminary Spread Account Balance
  Remaining                                                                          $13,491,109.28


Cumulative Realized Losses since
  31-July-98 (Cut-off Date)                                                           $1,671,697.23
Are Cum. Realized Losses GREATER
  THAN 2.25% of Initial Pool
  Balance?                                                                        NO
12*(Realized Losses during
  Collection Period + Repos at
  end of Collection Period)                                                           $1,855,264.92
Is 12*Realized Losses + Unliq.
  Repos GREATER THAN 1.65% of Beg.
  Pool Balance?                                                                   NO
60 day or GREATER THAN Delinquent
  Scheduled Amounts                                                                   $2,727,305.36
Are 60 day or GREATER THAN
  Delinquencies GREATER THAN 2.25%
  of Ending Pool Balance?                                                         NO
Are any of the three conditions "YES"?                                            NO

Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.  Case Credit will not charge these losses back to the trust.  The cumulative amount of losses that were inadvertently absorbed by Case Credit
that should have been charged to the trust was                                           $47,514.04

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                   1,719,211.27
Are Cum. Realized Losses GREATER
  THAN 2.25% of Initial Pool
  Balance?                                                                        NO


Preliminary A-1 Note Principal
  Balance (End of Period)                                                                     $0.00
Preliminary A-2 Note Principal
  Balance (End of Period)                                                            $95,809,013.34
Preliminary A-3 Note Principal
  Balance (End of Period)                                                           $140,000,000.00
Preliminary A-4 Note Principal
  Balance (End of Period)                                                           $134,794,000.00
Preliminary B Note Principal
  Balance (End of Period)                                                            $15,962,625.56
Preliminary Total Principal
  Balance of Notes  (End of
  Period)                                                                           $386,565,638.90

Specified Spread Account Balance                                                      12,499,916.99
Lesser of:
(a) 2.00% of the Initial Pool
  Balance                                     2.00%                                   12,499,916.99

(b) the Note Balance                                                                 386,565,638.90

Preliminary Spread Account
  Balance Remaining                                                                  $13,491,109.28
Preliminary Excess Amount in
  Spread Account                                                                        $991,192.29
Preliminary Shortfall Amount in
  Spread Account                                                                              $0.00

Deposit to Spread Account from
  Remaing Excess Distribution                                                                 $0.00

Spread Account Excess                                                                   $991,192.29

Ending Spread Account Balance
  (after distributions)                                                              $12,499,916.99
Net Change in Spread Account
  Balance                                                                                     $0.00


Total Excess Distribution Amount
  Remaining                                                                             $991,192.29

Deferred Purchase Price Interest
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
Interest Due (in Arrears) on Above
  Shortfall                                                                                   $0.00
Interest Accrued on Deferred
  Purchase Price this period                                                             $61,896.67
Deferred Purchase Price Interest
  Paid from Excess Distribution                                                          $61,896.67
Preliminary Deferred Purchase
  Price Interest Carryover
  Shortfall (Current Period)                                                                  $0.00

Certificateholders' Interest
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
Interest Due (in Arrears) on
  Above Shortfall                                                                             $0.00
Interest Accrued on Certificates
  this period                                                                               $499.17
Certificateholders' Interest Paid
  from Excess Distribution                                                                  $499.17
Certificateholders' Interest
  Carryover Shortfall (Current
  Period)                                                                                     $0.00

Total Excess Distribution Amount
  Remaining                                                                             $928,796.45

Deferred Purchase Price Principal
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
Deferred Purchase Price Principal
  Distributable Amount current
  period (including Carryover
  Shortfall)                                                                                  $0.00
Deferred Purchase Price Principal
  Distributable Amount Paid from
  Fixed and Floating Rate Excess
  Distrbution                                                                                 $0.00
Preliminary Deferred Purchase Price
  Principal Carryover Shortfall
  (Current Period)                                                                            $0.00

Certificateholders' Principal
  Carryover Shortfall (Previous
  Period)                                                                                     $0.00
Certificateholders' Principal
  Distributable Amount current
  period (including Carryover
  Shortfall)                                                                                  $0.00
Certificateholders' Principal
  Distributable Amount Paid from
  Fixed and Floating Rate Excess
  Distrbution                                                                                 $0.00
Preliminary Certificateholders'
  Principal Carryover Shortfall
  (Current Period)                                                                            $0.00

Total Excess Distribution Amount
  Remaining                                                                             $928,796.45

Servicing Fee Shortfall (Previous
  Period)                                                                                     $0.00
Servicing Fees Accrued during this
  Period                                      1.00%                                     $349,979.81
Adjustment to Servicing Fee                                                                   $0.00
Adjustment to Excess Distribution
  Amount Remaining                                                                            $0.00
Servicing Fees Paid this Period
  from Excess Distribution                                                              $349,979.81
Servicing Fee Shortfall                                                                       $0.00

Total Excess Distribution Amount
  Remaining                                                                             $578,816.64


8.  ENDING BALANCES

Noteholders' Interest Carryover
  Shortfall (Current Period)
  applicable to A-1 Notes                                                                     $0.00
Noteholders' Interest Carryover
  Shortfall (Current Period)
  applicable to A-2 Notes                                                                     $0.00
Noteholders' Interest Carryover
  Shortfall (Current Period)
  applicable to A-3 Notes                                                                     $0.00
Noteholders' Interest Carryover
  Shortfall (Current Period)
  applicable to A-4 Notes                                                                     $0.00
Noteholders' Interest Carryover
  Shortfall (Current Period)
  applicable to B Notes                                                                       $0.00
A-1 Noteholders' Principal
  Carryover Shortfall (Current
  Period)                                                                                     $0.00
A-2 Noteholders' Principal
  Carryover Shortfall (Current
  Period)                                                                                     $0.00
A-3 Noteholders' Principal
  Carryover Shortfall (Current
  Period)                                                                                     $0.00
A-4 Noteholders' Principal
  Carryover Shortfall (Current
  Period)                                                                                     $0.00
B Noteholders' Principal
  Carryover Shortfall (Current
  Period)                                                                                     $0.00
Deferred Purchase Price Interest
  Carryover Shortfall (Current
  Period)                                                                                     $0.00
Deferred Purchase Price Principal
  Carryover Shortfall (Current
  Period)                                                                                     $0.00
Certificateholders' Interest
  Carryover Shortfall (Current
  Period)                                                                                     $0.00
Certificateholders' Principal
  Carryover Shortfall (Current
  Period)                                                                                     $0.00

A-1 Note Principal Balance (End
  of Period)                                                                                  $0.00
A-2 Note Principal Balance (End
  of Period)                                                                         $95,809,013.34
A-3 Note Principal Balance (End
  of Period)                                                                        $140,000,000.00
A-4 Note Principal Balance (End
  of Period)                                                                        $134,794,000.00
B Note Principal Balance (End
  of Period)                                                                         $15,962,625.56
Deferred Purchase Price Principal
  Balance (End of Period)                                                            $12,400,000.00
Certificate Principal Balance (end
  of Period)                                                                            $100,000.00
Total Principal Balance of Notes,
  Deferred Purchase Price and
  Certificates (End of Period)                                                      $399,065,638.90

A-1 Note Pool Factor (End of
  Period)                          $112,706,000.00                                        0.0000000
A-2 Note Pool Factor (End of
  Period)                          $200,000,000.00                                        0.4790451
A-3 Note Pool Factor (End of
  Period)                          $140,000,000.00                                        1.0000000
A-4 Note Pool Factor (End of
  Period)                          $134,794,000.00                                        1.0000000
B Note Pool Factor (End of
  Period)                           $25,000,000.00                                        0.6385050
Deferred Purchase Price Pool
  Factor (End of Period)            $12,400,000.00                                        1.0000000
Certificate Pool Factor
  (endof Period)                       $100,000.00                                        1.0000000
Total Notes, Deferred Purchase
  Price & Certificates Pool
  Factor (End of Period)                                                                  0.6385050

Specified Spread Account Balance
  (after all distributions and
  adjustments)                                                                       $12,499,916.99

Yield Supplement Account Balance
  (after alldistributions and
  adjustment):                                                                        $2,245,332.87



CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                   16-Aug-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                       $0.00

 (b)   A-2 Notes:                                                                                          $20,073,722.23
         per $1,000 original principal amount:                                                                    $100.37

 (c)   A-3 Notes:                                                                                                   $0.00
         per $1,000 original principal amount:                                                                      $0.00

 (d)   A-4 Notes:                                                                                                   $0.00
         per $1,000 original principal amount:                                                                      $0.00

 (e)   B Notes:                                                                                               $836,405.09
         per $1,000 original principal amount:                                                                     $33.46

 (f)   Total                                                                                               $20,910,127.32

(2) Interest Paid on the Notes

 (a)  A-1 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                       $0.00

 (b)   A-2 Notes:                                                                                             $550,442.99
         per $1,000 original principal amount:                                                                      $2.75

 (c)  A-3 Notes:                                                                                              $677,833.33
        per $1,000 original principal amount:                                                                       $4.84

 (d)  A-4 Notes:                                                                                              $664,983.73
        per $1,000 original principal amount:                                                                       $4.93

 (e)  B Notes:                                                                                                 $83,855.16
         per $1,000 original principal amount:                                                                      $3.35

 (f)   Total                                                                                                $1,977,115.21


(3) Pool Balance at the end of the related Collection Period                                              $399,065,638.90

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                $0.00
     (ii) A-1 Note Pool Factor:                                                                                 0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                       $95,809,013.34
     (ii) A-2 Note Pool Factor:                                                                                 0.4790451

 (c) (i)  outstanding principal amount of A-3 Notes:                                                      $140,000,000.00
     (ii) A-3 Note Pool Factor                                                                                  1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                                      $134,794,000.00
     (ii) A-4 Note Pool Factor:                                                                                 1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                         $15,962,625.56
     (ii) B Note Pool Factor:                                                                                   0.6385050

 (f) (i)  Deferred Purchase Price Balance                                                                  $12,400,000.00
     (ii) Deferred Purchase Price Pool Factor:                                                                  1.0000000

 (g) (i)  Certificate Balance                                                                                 $100,000.00
     (ii) Certificate Pool Factor:                                                                             1.00000000

(5)  Amount of Servicing Fee:                                                                                 $349,979.81
      per $1,000 Beginning of Collection Period:                                                               1.15874666

(6)  Amount of Administration Fee:                                                                                $166.67
      per $1,000 Beginning of Collection Period:                                                               0.00055182

(7)  Aggregate Purchase Amounts for Collection Period:                                                              $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                  $154,605.41

(9)  Amount in Spread Account:                                                                             $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                                $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                               NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                             $0.00

(13)  Amount in Yield Supplement Account:                                                                   $2,245,332.87

===========================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002


$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                  16-Aug-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (b)  A-2 Notes:                                                                                          $20,073,722.23
        per $1,000 original principal amount:                                                                    $100.37

 (c)  A-3 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (d)  A-4 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (e)  B Notes:                                                                                               $836,405.09
        per $1,000 original principal amount:                                                                     $33.46

 (f)  Deferred Purchase Price:                                                                                     $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (g)  Certificates:                                                                                                 0.00
        per $1,000 original principal amount:                                                                      $0.00

 (h)  Total:                                                                                              $20,910,127.32

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                   $0.00
        per $1,000 original principal amount:                                                                      $0.00

 (b)  A-2 Notes:                                                                                             $550,442.99
        per $1,000 original principal amount:                                                                      $2.75

 (c)  A-3 Notes:                                                                                             $677,833.33
        per $1,000 original principal amount:                                                                      $4.84

 (d)  A-4 Notes:                                                                                             $664,983.73
        per $1,000 original principal amount:                                                                      $4.93

 (e)  B Notes:                                                                                                $83,855.16
        per $1,000 original principal amount:                                                                      $3.35

 (f)  Deferred Purchase Price:                                                                                $61,896.67
        per $1,000 original principal amount:                                                                      $4.99


 (g)  Certificates:                                                                                              $499.17
        per $1,000 original principal amount:                                                                      $4.99

 (h)  Total:                                                                                               $2,039,511.05

(3)  Pool Balance at end of related Collection Period:                                                   $399,065,638.90

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                               $0.00
     (ii) A-1 Note Pool Factor:                                                                                0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                      $95,809,013.34
     (ii) A-2 Note Pool Factor:                                                                                0.4790451

 (c) (i)  outstanding principal amount of A-3 Notes:                                                     $140,000,000.00
     (ii) A-3 Note Pool Factor:                                                                                1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                                     $134,794,000.00
     (ii) A-4 Note Pool Factor:                                                                                1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                        $15,962,625.56
     (ii) C Note Pool Factor:                                                                                  0.6385050

 (f) (i)  Deferred Purchase Price Balance                                                                 $12,400,000.00
     (ii) Certificate Pool Factor:                                                                             1.0000000

 (g) (i)  Certificate Balance                                                                                 100,000.00
     (ii) Certificate Pool Factor:                                                                             1.0000000

(5)  Amount of Servicing Fee:                                                                                $349,979.81
      per $1,000 Beginning of Collection Period:                                                               1.1587467

(6)  Amount of Administration Fee:                                                                               $166.67
      per $1,000 Beginning of Collection Period:                                                               0.0005518

(7)  Aggregate Purchase Amounts for Collection Period:                                                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                 $154,605.41

(9)  Amount in Spread Account:                                                                            $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the                               NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                            $0.00

(13)  Amount in Yield Supplement Account:                                                                  $2,245,332.87




CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
$25,000,000  Class B    5.990% Asset Backed Notes due October 17, 2005
$12,400,000  Deferred Purchase Price
$100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                 16-Aug-99

(1)  Payment of Administration Fee to Administrator:                                                            $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                         $1,977,115.21

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                $20,910,127.32

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                         $61,896.67

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                              $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                $499.17

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                  $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                  $349,979.81

(9) Release to Seller from Excess Collections over Distributions                                            $578,816.64

Check for Error                                                                                       NO ERROR
Sum of Above Distributions                                                                            $23,878,601.49
Total Distribution Amount plus Releases to Seller                                                     $23,878,601.49


CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
$25,000,000  Class B    5.990% Asset Backed Notes due October 17, 2005
$12,400,000  Deferred Purchase Price
$100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                            16-Aug-99
(1)  Total Distribution Amount:                                                                                     $23,878,601.49

(2)  Administration Fee:                                                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                     $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                      $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                               $550,442.99

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                      $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                               $677,833.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                      $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                               $664,983.73

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                     $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                 $83,855.16

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                       $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                            $1,977,115.21
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                             0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                       $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                      $20,073,722.23

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                            96.00%


(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                              $20,073,722.23

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                             0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                       $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                             0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                       $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                           $836,405.09

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                               4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                   $836,405.09

(34)  Noteholders' Principal Distribution Amount:                                                                   $20,910,127.32

(35)  Noteholders' Distributable Amount:                                                                            $22,887,242.53


(36)  Deposit to Spread Account (from excess collections):                                                             $991,192.29

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                  $12,499,916.99
      The Lesser of:

      (a) 2.00% of the Initial Pool Balance                                                                         $12,499,916.99


      (b) the Note Balance                                                                                         $386,565,638.90

(38)  Spread Account Balance over the Specified Spread Account Balance:                                                $991,192.29

(39)  Deffered Purchase Price Interest Distribution Amount:                                                             $61,896.67

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                                  $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                     0.00%

(42)  Deffered Purchase Price Principal Distributable Amount applicable to current period                                    $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                                 $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                                 $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                      $61,896.67

(39)  Certificateholders' Interest Distribution Amount:                                                                    $499.17

(40)  Certificateholders' Interest Carryover Shortfall:                                                                      $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                                0.00%


(42)  Certificates Principal Distributable Amount applicable to current period                                               $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                            $0.00

(44)  Certificates Principal Distribution Amount:                                                                            $0.00

(45)  Certificates Distribution Amount:                                                                                    $499.17

(46)  Servicing Fee:                                                                                                   $349,979.81
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
$25,000,000  Class B    5.990% Asset Backed Notes due October 17, 2005
$12,400,000  Deferred Purchase Price
$100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                            00-Jan-00

(47)  Excess Amounts Distributed To Seller:
      (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                            $578,816.64
      (b) Release of Excess Amount in Negative Carry Account                                                                 $0.00
      (b) Release of Excess Amount in Yield Supplement Account                                                               $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
           into the Note Distribution Account                                                                                $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                 $419,975,766.22

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                       $0.00
           A-1 Note Pool Factor:                                                                                         0.0000000


           Outstanding Principal Balance of A-2 Notes:                                                              $95,809,013.34
           A-2 Note Pool Factor:                                                                                         0.4790451

           Outstanding Principal Balance of A-3 Notes:                                                             $140,000,000.00
           A-3 Note Pool Factor:                                                                                         1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                             $134,794,000.00
           A-4 Note Pool Factor:                                                                                         1.0000000

           Outstanding Principal Balance of B Notes:                                                                $15,962,625.56
           B Note Pool Factor:                                                                                           0.6385050

           Outstanding Principal Balance of the Deferred Purchase Price:                                            $12,400,000.00
           Deferred Purchase Price Pool Factor:                                                                          1.0000000

           Outstanding Principal Balance of the Certificates:                                                           100,000.00
           Certificate Pool Factor:                                                                                      1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                              $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                           $154,605.41

(53)  Spread Account Balance after giving effect to all distributions:                                              $12,499,916.99



CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates
                                                                                         16-Aug-99
                                                                                          06:51 PM
Prepared by  Sally Nelson  (414) 636-5637                                        File: us98-c3.xls

                                                                           --------------------------------------------
                                                                                 31-Oct-98               31-Oct-98
NPV Data Input Section                                                     --------------------------------------------
Scheduled cash flows as of the indicated cutoff date                       Pool 1 (Retail) Cutoff   Pool 2 (LPL) Cutoff
Row 0 is total delinquent amount valued without discounting             0          1,575,417.93            893,634.21
                                                                        1         12,428,455.95          4,354,139.23
                                                                        2          7,371,846.12          4,674,788.83
                                                                        3          5,289,520.70          2,544,216.93
                                                                        4          5,549,122.56          2,881,522.46
                                                                        5          5,505,194.10          3,871,835.68
                                                                        6          4,841,682.97          2,994,089.99
                                                                        7          4,735,558.70          2,501,055.77
                                                                        8          7,284,400.76          1,980,387.14
                                                                        9          7,653,812.72          2,680,818.10
                                                                       10         21,545,307.93          3,075,152.55
                                                                       11         17,563,069.20          2,396,425.69
                                                                       12         13,896,057.40          3,406,721.59
                                                                       13          7,630,180.31          3,038,517.25
                                                                       14          7,333,548.54          5,607,985.11
                                                                       15          4,538,294.37          2,660,146.64
                                                                       16          4,735,598.76          3,431,092.35
                                                                       17          4,676,012.46          4,794,930.31
                                                                       18          4,279,116.05          3,585,222.15
                                                                       19          4,258,063.42          2,918,011.82
                                                                       20          4,834,936.67          2,702,553.33
                                                                       21          5,837,618.11          3,052,838.45
                                                                       22         18,406,951.02          3,387,245.79
                                                                       23         14,429,414.68          2,874,484.95
                                                                       24          9,799,857.01          3,050,881.01
                                                                       25          5,747,699.28          3,304,658.17
                                                                       26          6,646,864.59          4,872,982.01
                                                                       27          4,073,116.36          2,529,108.55
                                                                       28          4,242,598.85          3,440,621.84
                                                                       29          4,301,149.03          3,598,961.33
                                                                       30          3,931,310.80          3,438,274.88
                                                                       31          3,817,604.92          2,477,709.00
                                                                       32          4,410,871.91          1,630,415.36
                                                                       33          5,306,408.17          2,041,407.37
                                                                       34         17,223,090.60          2,413,573.36
                                                                       35         13,550,783.42          2,055,505.92
                                                                       36          8,821,655.67          1,957,189.55
                                                                       37          4,882,176.71          1,759,653.26



                                                                           ----------------------------------------
                                                                                  30-Nov-98            31-Dec-98
NPV Data Input Section                                                     ----------------------------------------
Scheduled cash flows as of the indicated cutoff date                       Pool 3 (Retail) Cutoff     Pool 4 Cutoff
Row 0 is total delinquent amount valued without discounting             0             219,386.35         33,131.38
                                                                        1           2,644,522.52        373,024.70
                                                                        2           1,584,402.47        331,825.70
                                                                        3           1,855,974.40        198,202.41
                                                                        4           1,704,737.57        253,145.06
                                                                        5           1,961,839.20        182,192.78
                                                                        6           1,921,414.50        308,642.59
                                                                        7           1,868,954.33        219,274.67
                                                                        8           2,141,734.04      1,091,139.13
                                                                        9           3,617,113.04        221,591.35
                                                                       10           2,351,879.43      1,318,785.71
                                                                       11          12,867,986.46      6,880,653.60
                                                                       12           8,634,128.19      2,171,880.61
                                                                       13           2,795,157.06        526,293.33
                                                                       14           1,931,437.32        267,480.99
                                                                       15           1,726,348.93        238,436.12
                                                                       16           1,693,724.42        260,467.73
                                                                       17           1,953,339.63        190,044.34
                                                                       18           1,847,727.58        338,461.53
                                                                       19           1,804,299.69        193,705.53
                                                                       20           2,020,268.67        896,254.51
                                                                       21           3,250,869.84        215,171.81
                                                                       22           2,265,861.38      1,366,028.67
                                                                       23          12,693,501.44      6,824,318.61
                                                                       24           8,518,011.39      2,152,830.95
                                                                       25           2,534,168.99        525,487.46
                                                                       26           1,826,923.92        266,675.12
                                                                       27           1,607,600.24        237,630.25
                                                                       28           1,589,325.37        258,887.95
                                                                       29           1,820,250.82        186,115.89
                                                                       30           1,696,093.38        336,881.75
                                                                       31           1,678,611.69        192,125.75
                                                                       32           1,892,656.68        884,331.10
                                                                       33           2,959,438.93        213,592.03
                                                                       34           1,977,856.42      1,327,375.07
                                                                       35          12,344,536.46      6,754,523.64
                                                                       36           8,124,445.59      2,077,491.32
                                                                       37           2,137,158.76        496,715.29


                                                                          ----------------------------------------
                                                                                  05-Jul-99              05-Jul-99
NPV Data Input Section                                                    ----------------------------------------
Scheduled cash flows as of the indicated cutoff date                                      Pool 1            Pool 2
Row 0 is total delinquent amount valued without discounting             0           4,452,526.43      1,809,582.68
                                                                        1           6,892,009.83      2,509,616.40
                                                                        2          19,988,742.26      2,500,164.52
                                                                        3          15,809,084.00      2,292,849.96
                                                                        4          13,060,223.76      3,031,156.83
                                                                        5           7,152,121.92      2,868,538.65
                                                                        6           6,512,990.72      4,941,552.87
                                                                        7           4,095,436.09      2,366,984.85
                                                                        8           4,160,673.87      2,726,570.85
                                                                        9           4,128,973.50      4,412,813.26
                                                                       10           3,833,963.26      3,320,666.42
                                                                       11           3,845,785.57      2,712,334.55
                                                                       12           4,204,972.45      2,489,039.59
                                                                       13           5,240,800.01      2,715,277.51
                                                                       14          16,967,203.58      2,814,788.82
                                                                       15          12,955,655.89      2,646,964.34
                                                                       16           9,124,509.69      2,650,019.21
                                                                       17           5,305,255.07      3,004,639.34
                                                                       18           5,839,151.49      4,114,868.09
                                                                       19           3,688,849.04      2,372,474.49
                                                                       20           3,764,304.03      2,789,493.45
                                                                       21           3,771,969.36      3,145,634.11
                                                                       22           3,517,636.34      3,143,574.32
                                                                       23           3,429,325.31      2,286,573.93
                                                                       24           3,804,505.83      1,333,949.06
                                                                       25           4,736,984.54      1,783,017.49
                                                                       26          15,808,303.55      1,931,918.70
                                                                       27          12,084,267.32      1,877,335.46
                                                                       28           8,186,935.25      1,815,048.37
                                                                       29           4,510,822.26      1,591,340.17
                                                                       30           4,984,255.21      1,950,135.97
                                                                       31           2,984,688.85      1,460,700.17
                                                                       32           2,855,813.70      1,689,224.19
                                                                       33           2,808,924.35      1,796,252.06
                                                                       34           2,622,394.95      1,822,397.21
                                                                       35           2,648,659.19      1,890,115.42
                                                                       36           2,945,033.51      1,097,314.73
                                                                       37           3,670,977.97      1,305,359.55


                                                                          ----------------------------------------
                                                                                       05-Jul-99         05-Jul-99
NPV Data Input Section                                                    ----------------------------------------
Scheduled cash flows as of the indicated cutoff date                                      Pool 3            Pool 4
Row 0 is total delinquent amount valued without discounting             0           1,308,559.54        118,705.56
                                                                        1           1,998,583.00        200,912.68
                                                                        2           3,489,234.92      1,101,368.67
                                                                        3           2,154,823.24        205,641.27
                                                                        4          12,283,439.04      1,274,248.24
                                                                        5           8,277,365.13      6,742,026.00
                                                                        6           2,670,239.28      2,066,817.21
                                                                        7           1,791,409.72        480,777.18
                                                                        8           1,612,776.19        224,861.42
                                                                        9           1,546,078.27        224,162.80
                                                                       10           1,784,331.20        202,374.04
                                                                       11           1,703,852.20        172,591.19
                                                                       12           1,688,483.13        321,008.38
                                                                       13           1,866,102.69        173,840.47
                                                                       14           3,117,762.95        878,801.36
                                                                       15           2,049,031.42        197,718.66
                                                                       16          12,127,936.11      1,319,988.12
                                                                       17           8,185,231.20      6,684,016.33
                                                                       18           2,412,413.02      2,037,567.47
                                                                       19           1,690,968.71        480,777.18
                                                                       20           1,509,704.46        224,861.42
                                                                       21           1,452,286.71        224,162.80
                                                                       22           1,662,084.40        202,374.04
                                                                       23           1,573,185.78        170,242.52
                                                                       24           1,578,543.61        271,059.08
                                                                       25           1,755,412.51        173,840.47
                                                                       26           2,845,115.31        868,457.73
                                                                       27           1,810,931.23        197,718.66
                                                                       28          11,796,139.74      1,282,914.30
                                                                       29           7,793,294.63      6,614,398.16
                                                                       30           2,042,330.69      1,959,278.67
                                                                       31           1,385,287.94        462,998.11
                                                                       32           1,191,856.44        183,049.53
                                                                       33           1,134,338.70        185,884.56
                                                                       34           1,257,291.54        190,275.42
                                                                       35           1,237,186.88        158,143.90
                                                                       36           1,216,069.53        223,709.96
                                                                       37           1,437,790.57        161,741.85




                                                                       38           5,611,324.84      2,311,011.13
                                                                       39           3,289,450.23      1,618,491.96
                                                                       40           3,234,177.22      1,965,389.75
                                                                       41           3,204,975.44      2,085,981.24
                                                                       42           2,927,498.69      2,155,442.07
                                                                       43           2,942,625.98      2,048,778.26
                                                                       44           3,391,248.11      1,282,570.89
                                                                       45           4,120,665.41      1,428,449.02
                                                                       46          14,086,732.21      1,063,786.42
                                                                       47           9,773,524.10      1,066,070.37
                                                                       48           5,934,968.38      1,193,865.28
                                                                       49           2,864,720.06      1,091,887.29
                                                                       50           3,473,332.00      1,511,046.96
                                                                       51           1,547,204.93        921,688.02
                                                                       52           1,532,851.50        729,104.05
                                                                       53           1,383,990.96      1,047,778.43
                                                                       54           1,093,526.42      1,351,693.73
                                                                       55           1,159,104.92      1,095,311.66
                                                                       56           1,490,135.83        222,192.60
                                                                       57           2,415,661.06         80,369.23
                                                                       58          10,473,190.48        301,655.28
                                                                       59           6,749,706.28         80,861.17
                                                                       60           3,600,290.25         89,459.32
                                                                       61           1,181,371.47        137,361.69
                                                                       62           1,317,014.18          7,213.44
                                                                       63             220,165.78         19,217.85
                                                                       64             157,479.31          9,491.94
                                                                       65             254,513.22        100,609.82
                                                                       66              21,238.46         34,119.17
                                                                       67              22,370.17        130,382.97
                                                                       68             133,181.56               -
                                                                       69             118,180.66               -
                                                                       70             541,767.57               -
                                                                       71             352,439.24               -
                                                                       72                    -                 -
                                                                       73                    -                 -
                                                                       74                    -                 -

Total Time Balance of Scheduled Cash Flows                                        393,574,995.64    142,060,038.94


                                                                       38           1,494,488.17        224,642.11
                                                                       39           1,264,402.10        199,130.89
                                                                       40           1,214,337.67        244,162.29
                                                                       41           1,371,092.65        171,390.23
                                                                       42           1,336,450.33        308,779.73
                                                                       43           1,288,553.24        173,123.92
                                                                       44           1,535,024.03        805,125.15
                                                                       45           2,344,258.90        192,425.66
                                                                       46           1,574,209.35      1,290,026.06
                                                                       47          10,399,765.13      6,558,541.95
                                                                       48           6,707,017.01      1,935,987.48
                                                                       49           1,370,272.60        416,832.34
                                                                       50             914,610.17        136,546.60
                                                                       51             643,093.43        128,776.08
                                                                       52             539,291.51        182,994.25
                                                                       53             630,126.48         87,351.94
                                                                       54             647,505.70        244,252.16
                                                                       55             593,611.52        113,441.22
                                                                       56             805,506.57        585,805.47
                                                                       57           1,473,600.06        130,959.21
                                                                       58             855,709.82      1,155,440.97
                                                                       59           8,044,965.35      6,214,444.85
                                                                       60           5,281,694.34      1,670,381.52
                                                                       61             890,749.68        282,761.68
                                                                       62             508,368.45         69,159.38
                                                                       63             136,994.39         74,593.28
                                                                       64              89,798.40         61,103.02
                                                                       65              66,207.24         13,216.03
                                                                       66              57,752.19         26,734.25
                                                                       67              22,016.45          3,901.29
                                                                       68              37,634.02        100,576.33
                                                                       69             192,217.79          7,375.08
                                                                       70             284,885.72        563,848.78
                                                                       71             449,919.50        175,873.46
                                                                       72                    -                 -
                                                                       73                    -                 -
                                                                       74                    -                 -

Total Time Balance of Scheduled Cash Flows                                        183,129,817.04     65,360,521.09


                                                                       38          12,996,676.70        848,464.96
                                                                       39           8,759,506.22        932,206.99
                                                                       40           5,517,277.51        942,427.49
                                                                       41           2,652,904.47        886,157.87
                                                                       42           3,059,712.49      1,148,586.72
                                                                       43           1,382,567.90        827,541.93
                                                                       44           1,290,060.86        654,513.70
                                                                       45           1,155,986.59        919,869.57
                                                                       46             970,667.04      1,274,857.96
                                                                       47           1,019,303.56        970,328.41
                                                                       48           1,266,591.39        204,570.30
                                                                       49           2,171,574.85         64,009.69
                                                                       50           9,514,070.02        216,549.56
                                                                       51           5,917,330.08         70,365.29
                                                                       52           3,446,916.61         78,963.44
                                                                       53           1,169,580.30         79,663.44
                                                                       54           1,219,534.74          7,213.44
                                                                       55             218,257.18         19,217.85
                                                                       56             140,492.45          9,491.94
                                                                       57              87,181.93         88,876.17
                                                                       58              19,329.86         23,623.29
                                                                       59              20,461.57         30,510.00
                                                                       60             107,082.01              0.00
                                                                       61              71,838.88              0.00
                                                                       62             505,644.38              0.00
                                                                       63             340,669.68              0.00
                                                                       64                   0.00              0.00
                                                                       65                   0.00              0.00
                                                                       66                   0.00              0.00
                                                                       67                   0.00              0.00
                                                                       68                   0.00              0.00
                                                                       69                   0.00              0.00
                                                                       70                   0.00              0.00
                                                                       71                   0.00              0.00
                                                                       72                   0.00              0.00
                                                                       73                   0.00              0.00
                                                                       74                   0.00              0.00

Total Time Balance of Scheduled Cash Flows                                        311,415,949.22    103,308,297.60


                                                                       38           2,249,351.68        796,154.99
                                                                       39           1,438,612.42        182,966.84
                                                                       40           9,994,183.48      1,254,891.88
                                                                       41           6,418,529.55      6,429,194.53
                                                                       42           1,328,185.02      1,820,225.84
                                                                       43             858,369.75        410,152.51
                                                                       44             613,543.55        104,997.03
                                                                       45             509,463.33        125,572.76
                                                                       46             588,104.67        141,562.30
                                                                       47             600,191.33         84,148.62
                                                                       48             552,220.04        164,949.23
                                                                       49             753,712.18        110,237.90
                                                                       50           1,436,986.79        574,037.15
                                                                       51             800,015.79        127,755.89
                                                                       52           7,753,795.20      1,127,220.28
                                                                       53           5,126,166.32      6,087,839.77
                                                                       54             881,274.92      1,564,389.75
                                                                       55             494,598.86        282,761.68
                                                                       56             134,796.02         69,159.38
                                                                       57              84,766.14         74,593.28
                                                                       58              61,174.98         22,874.39
                                                                       59              52,719.93         13,216.03
                                                                       60              16,984.19         26,734.25
                                                                       61              33,147.29          3,901.29
                                                                       62             162,633.11        100,576.33
                                                                       63             259,035.47          7,672.02
                                                                       64             398,541.10        539,299.15
                                                                       65                   0.00        157,560.76
                                                                       66                   0.00              0.00
                                                                       67                   0.00              0.00
                                                                       68                   0.00              0.00
                                                                       69                   0.00              0.00
                                                                       70                   0.00              0.00
                                                                       71                   0.00              0.00
                                                                       72                   0.00              0.00
                                                                       73                   0.00              0.00
                                                                       74                   0.00              0.00

Total Time Balance of Scheduled Cash Flows                                        162,038,574.74     61,267,961.24




CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
 $21,025,000  6.20% Deferred Purchase Price
     $100,000  6.20% Asset Backed Certificates
                                                      Settle Date  18-Nov-98
Prepared by  Sally Nelson  (414) 636-5637                           08/16/99   06:51 PM
Scheduled Payment Date                                                                                                   15-Jul-99
Actual Payment Date                                                                                                      15-Jul-99
Collection Period Begin Date                                                                                             05-Jun-99
Collection Period End Date                                         31-Oct-98  31-Oct-98  30-Nov-98   31-Dec-98           05-Jul-99
Days in accrual period (30/360)                                                                                                 30
Days in accrual period (ACT/360)                                                                                                30

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                         $15,490,261.64

Warranty Repurchases
    Contracts deferred beyond Final Scheduled
      Maturity Date                                                                                                          $0.00
    Government obligors                                                                                                      $0.00
          Total Warranty Repurchases                                                                                         $0.00

Total Collections For The Period                                                                                    $15,490,261.64

    Pool Balance (Beg. of Collection Period)                                                                       $557,522,984.41
    Pool Balance (End of Collection Period)                                                                        $545,990,476.62

Total Receivables Collection                                                                                        $15,490,261.64
Negative Carry Withdrawls                                                                                                    $0.00
Yield Supplement Withdrawals                                                                                                 $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                                $0.00
Release from Pre-Funding Amount to Paydown
  A1 Principal                                                                                                               $0.00
Reinvestment Income (including Pre-Funding Account,
  Spread Account and YSA)                                                                                               $97,104.29
Pre-Funding Account Reinvestment Income                                                                                      $0.00

    Total Distribution Amount                                                                                       $15,587,365.93

MISCELLANEOUS DATA

    Total Collateral
    ----------------
    Scheduled Amounts 30 - 59 days past due                                                                          $1,699,846.26
    Scheduled Amounts 60 days or more past due                                                                       $1,276,298.91
    Net Losses on Liquidated Receivables                                                                               $110,275.25
    Number of Loans at Beginning of Period                                                                                  16,088
    Number of Loans at End of Period                                                                                        15,786
    Repossessed Equipment not Sold or Reassigned
     (Beginning)                                                                                                             $0.00
    Repossessed Equipment not Sold or Reassigned
      (End)                                                                                                                  $0.00

    Pre-Funding Account Reinvestment Income                                                                                  $0.00




CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000  Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
$34,125,000  Class B    6.20% Asset Backed Notes due April 15, 2005
$21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Actual Payment Date                                                                                                    15-Jul-99
Collection Period Begin Date                                                                                           05-Jun-99
Collection Period End Date                                                                                             05-Jul-99

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                 $557,512,196.69
    A-1 Note Beginning Principal Balance                                                                                   $0.00
    A-2 Note Beginning Principal Balance                                                                         $248,677,318.50
    A-3 Note Beginning Principal Balance                                                                         $110,000,000.00
    A-4 Note Beginning Principal Balance                                                                         $148,350,000.00
    B Note Beginning Principal Balance                                                                            $29,359,878.19
    Deferred Purchase Price Beginning Principal Balance                                                           $21,025,000.00
    Certificate Beginning Principal Balance                                                                          $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                       $545,979,688.90
    A-1 Note Principal Balance (End of Period)                                                                             $0.00
                          A-1 Note Pool Factor (End of Period)                                                         0.0000000
    A-2 Note Principal Balance (End of Period)                                                                   $237,840,188.88
                          A-2 Note Pool Factor (End of Period)                                                         0.9513608
    A-3 Note Principal Balance (End of Period)                                                                   $110,000,000.00
                          A-3 Note Pool Factor (End of Period)                                                         1.0000000
    A-4 Note Principal Balance (End of Period)                                                                   $148,350,000.00
                          A-4 Note Pool Factor (End of Period)                                                         1.0000000
    B Note Principal Balance (End of Period)                                                                      $28,664,500.02
                          B Note Pool Factor (End of Period)                                                           0.8399853
    Deferred Purchase Price Principal Balance (End of Period)                                                     $21,025,000.00
                          Deferred Purchase Price Pool Factor (End of Period)                                          1.0000000
    Certificate Principal Balance (end of Period)                                                                    $100,000.00
                          Certificate Pool Factor (endof Period)                                                       1.0000000

COLLATERAL VALUE DECLINE                                                                                          $11,532,507.79
    Pool Balance (Beg. of Collection Period)                                                                     $557,522,984.41
    Pool Balance (End of Collection Period)                                                                      $545,990,476.62

Total Distribution Amount (TDA)                                                                                   $15,587,365.93
    Total Collections and Investment Income for the Period                                                        $15,587,365.93
    Negative Carry Withdrawls                                                                                              $0.00
    Yield Supplement Withdrawals                                                                                           $0.00

Principal Distribution Amount  (PDA)                                                                              $11,532,507.79




Principal Allocation to Notes, Deferred Purchase Price and Certificates                                           $11,532,507.79
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                               $10,837,129.62
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                    $695,378.17
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                 $0.00
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                    $0.00

Interest Distributable Amount                                                                                      $2,598,073.52
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                             $1,137,698.73
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                               $506,000.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                               $693,536.25
    Noteholders' Interest Distributable Amount applicable to B Notes                                                 $151,692.70
    Deferred Purchase Price Interest Distributable Amount                                                            $108,629.17
    Certificateholders'  Interest Distributable Amount                                                                   $516.67

Spread Account
    Beginning Spread Account Balance                                                                              $13,000,215.75
    Deposit to Spread Account from Pre-Funding Account                                                                     $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                           $1,565,763.79
    Distribution from Spread Account for Interest / Principal Shortfall                                                    $0.00

 Specified Spread Account Balance                                                                                 $13,000,215.75
 Ending Spread Account Balance (after distributions)                                                              $13,000,215.75

Credit Enhancement                                                                                                          2.38%
    Spread account % of Ending Pool Balance                                                                                 2.38%
    Overcollateralization % of Ending Pool Balance                                                                          0.00%

Scheduled Amounts 30 - 59 days past due                                                                            $1,699,846.26
                          as % of Ending Pool Balance                                                                       0.31%
Scheduled Amounts 60 days or more past due                                                                         $1,276,298.91
                          as % of Ending Pool Balance                                                                       0.23%
Net Losses on Liquidated Receivables                                                                                 $110,275.25
                          as % of Ending Pool Balance                                                                       0.02%


Part III -- Servicing Calculations                                                                                        15-Jul-99

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                 Pool 1 (Retail)   Pool 2 (LPL)   Pool 3 (Retail)     Pool 4
                                                                       Cutoff          Cutoff          Cutoff          Cutoff
Wtd. Avg. APR                                                              8.689%           8.689%           8.577%          8.504%
Contract Value (Beg. of Collection Period), by origination pool
Contract Value  (End of Collection Period), by origination pool   $327,736,982.68  $120,892,288.63  $149,354,402.32  $52,027,114.09
                                                                  ---------------  ---------------  ---------------  --------------
                                                                     Pool 1           Pool 2            Pool 3           Pool 4
Wtd. Avg. APR                                                              8.689%           8.689%           8.577%           8.504%
Contract Value (Beg. of Collection Period), by origination pool  $274,652,929.10   $93,684,707.97  $138,236,475.05   $50,948,872.29
Contract Value  (End of Collection Period), by origination pool  $268,086,082.79   $90,420,246.82  $136,879,147.62   $50,604,999.39
                                                                  ---------------  ---------------  ---------------  --------------
Contract Value Decline                                             $6,566,846.31    $3,264,461.15    $1,357,327.43      $343,872.90
                                                                           2.39%            3.48%            0.98%            0.67%

                                                                                        Pool 1
Initial Pool Balance                                                              $2,115,143,145.89
Pool Balance (End of Collection Period)                                             $545,990,476.62

Collections and Investment Income for the period                                     $15,587,365.93
Negative Carry Withdrawls                                                                     $0.00
Yield Supplement Withdrawals                                                                  $0.00

Total Distribution Amount (TDA)                                                      $15,587,365.93
Principal Distribution Amount  (PDA)                                                 $11,532,507.79

Initial B Percentage                                                                          5.250%
Unscheduled Principal (per pool)                                                              $0.00   $89,441.70  $0.00 $316,696.53
Total Unscheduled Principal                                                             $406,138.23

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                                                        11,532,507.79

A-1 Note Beginning Principal Balance                                                          $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                    0.00%
Preliminary A-1 Noteholders' Principal Distributable Amount
   (including One-Time Excess Prefund Acct.                                                   $0.00
One-Time Excess Prefunding Account Payment                                                    $0.00
A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)               $0.00

Principal Distributable Amount Remaining                                             $11,532,507.79

A-2 Note Beginning Principal Balance                                                $248,677,318.50
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                   93.97%
A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)      $10,837,129.62

Principal Distributable Amount Remaining                                                $695,378.17

A-3 Note Beginning Principal Balance                                                $110,000,000.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                    0.00%
A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)               $0.00

Principal Distributable Amount Remaining                                                $695,378.17

A-4 Note Beginning Principal Balance                                                $148,350,000.00


A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00

Principal Distributable Amount Remaining                                                                           $695,378.17

B Note Beginning Principal Balance                                                                              $29,359,878.19
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
B Noteholders' Share of the Principal Distribution Amount                                                                 6.03%
B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $695,378.17

Principal Distributable Amount Remaining                                                                                 $0.00

Deferred Purchase Price Beginning Principal Balance                                                             $21,025,000.00
Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                  $0.00
Deferred Purchase Price Share of the Principal Distribution Amount                                                        0.00%
Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                   $0.00

Certificate Purchase Price Beginning Principal Balance                                                             $100,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
Certificateholders' Share of the Principal Distribution Amount                                                            0.00%
Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                       $0.00

Interest Accrued on Class A-1 Notes this period                                            5.4200%    ACT/360            $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                       $0.00

Interest Accrued on Class A-2 Notes this period                                            5.4900%     30/360    $1,137,698.73
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                               $1,137,698.73

Interest Accrued on Class A-3 Notes this period                                            5.5200%     30/360      $506,000.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                 $506,000.00

Interest Accrued on Class A-4 Notes this period                                            5.6100%     30/360      $693,536.25
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                 $693,536.25

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                $2,337,234.98
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Offered Noteholders' Interest Distributable Amount                                                               $2,337,234.98

Interest Accrued on Class B Notes this period                                              6.2000%     30/360      $151,692.70
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                   $151,692.70


Interest Accrued on Deferred Purchase Price this period                                    6.2000%     30/360      $108,629.17
Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                   $0.00
Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
Deferred Purchase Price Interest Distributable Amount                                                              $108,629.17

Interest Accrued on Certificates this period                                               6.2000%     30/360          $516.67
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
Certificateholders' Interest Distributable Amount                                                                      $516.67


3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                                              $15,587,365.93

Administration Fee Shortfall (Previous Period)                                                                           $0.00
Administration Fee Accrued during this Period                             $500.00 per quarter                          $166.67
Administration Fee Paid this Period from TDA                                                                           $166.67
Administration Fee Shortfall                                                                                             $0.00

Total Distribution Amount Remaining                                                                             $15,587,199.26

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-1 Notes this period                                                                          $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-2 Notes this period                                                                  $1,137,698.73
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                          $1,137,698.73
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-3 Notes this period                                                                    $506,000.00
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                            $506,000.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-4 Notes this period                                                                    $693,536.25
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                            $693,536.25
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                           $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                $2,337,234.98
Offered Noteholders' Interest Paid this Period from TDA                                                          $2,337,234.98
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                 $0.00

Total Distribution Amount Remaining                                                                             $13,249,964.28

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on B Notes this period                                                                            $151,692.70
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                              $151,692.70
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                             $0.00

Total Distribution Amount Remaining                                                                             $13,098,271.58

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00


A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                             $13,098,271.58

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                          $10,837,129.62
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                   $10,837,129.62
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                              $2,261,141.96

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                              $2,261,141.96

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                              $2,261,141.96

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                               $695,378.17
B Noteholders' Principal Distributable Amount Paid from TDA                                                        $695,378.17
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Excess Distribution Amount Remaining                                                                       $1,565,763.79

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                                    $0.00

New Collateral Purchased                                                                                                 $0.00
Deposit to Spread Account                                                                    2.00%                       $0.00
Deposit to Yield Supplement Account                                                                                      $0.00
Payment to Seller                                                                                                        $0.00
Payment to Class A-1 after Funding is Complete                                                                           $0.00

Ending Pre-Funding Account Balance                                                                                       $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                                            $0.00

Adjusted Ending Pre-Funding Account Balance                                                                              $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT


Beginning Negative Carry Account Balance                                                                                 $0.00
Negative Carry                                                                                                        3.052000%
Number of Days Remaining                                                        177 days                                0 days

Pre-Funded Percentage                                                                                                    0.000%
Negative Carry Withdrawls                                                                                                $0.00
Cumulative Negative Carry Withdrawls                                                                               $593,232.45
Maximum Negative Carry Amount                                                                                            $0.00
Required Negative Carry Account Balance                                                                                  $0.00
Interim Ending Negative Carry Account Balance                                                                            $0.00
Negative Carry Amount Released to Seller                                                                                 $0.00

Ending Negative Carry Account Balance                                                                                    $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                                                                         $513,057.49
Deposit to Yield Supplement Account from Pre-Funding Account                                                             $0.00
Receivables Percentage                                                                                                  100.00%
Withdrawal of Yield Supplement Amount                                                                                    $0.00
Maximum Yield Supplement Amount                                                                                    $513,057.49
Required Yield Supplement Amount                                                                                   $513,057.49
Interim Yield Supplement Account Balance                                                                           $513,057.49
Yield Supplement Amount Released to Seller                                                                               $0.00

Ending Yield Supplement Account Balance                                                                            $513,057.49

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                                $13,000,215.75
Deposit to Spread Account from Pre-Funding Account                                                                       $0.00
Deposit to Spread Account from Excess Collections over Distributions                                             $1,565,763.79

Distribution from Spread Account to Noteholders' Distr. Account                                                          $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Note                     $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Note                     $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Note                     $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Note                     $0.00
Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                      $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $0.00


Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

Preliminary Spread Account Balance Remaining                                                                    $14,565,979.54

Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                         $142,263.82
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                  NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                $1,323,303.00
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                         NO
60 day or > Delinquent Scheduled Amounts                                                                         $1,276,298.91
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                              NO
Are any of the three conditions "YES"?                                                                     NO

Preliminary A-1 Note Principal Balance (End of Period)                                                                   $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                         $237,840,188.88
Preliminary A-3 Note Principal Balance (End of Period)                                                         $110,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                                         $148,350,000.00
Preliminary B Note Principal Balance (End of Period)                                                            $28,664,500.02
Preliminary Total Principal Balance of Notes  (End of Period)                                                  $524,854,688.90

Specified Spread Account Balance                                                                               13,000,215.75
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                        2.00%             13,000,215.75

(b) the Note Balance                                                                                            524,854,688.90

Preliminary Spread Account Balance Remaining                                                                    $14,565,979.54
Preliminary Excess Amount in Spread Account                                                                      $1,565,763.79
Preliminary Shortfall Amount in Spread Account                                                                           $0.00

Deposit to Spread Account from Remaing Excess Distribution                                                               $0.00

Spread Account Excess                                                                                            $1,565,763.79

Ending Spread Account Balance (after distributions)                                                             $13,000,215.75
Net Change in Spread Account Balance                                                                                     $0.00

Total Excess Distribution Amount Remaining                                                                       $1,565,763.79

Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                   $0.00
Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
Interest Accrued on Deferred Purchase Price this period                                                            $108,629.17
Deferred Purchase Price Interest Paid from Excess Distribution                                                     $108,629.17
Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                        $0.00

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
Interest Accrued on Certificates this period                                                                           $516.67
Certificateholders' Interest Paid from Excess Distribution                                                             $516.67
Certificateholders' Interest Carryover Shortfall (Current Period)                                                        $0.00


Total Excess Distribution Amount Remaining                                                                       $1,456,617.95

Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                  $0.00
Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall                     $0.00
Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distribution             $0.00
Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                       $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                        $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                  $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Total Excess Distribution Amount Remaining                                                                       $1,456,617.95

Servicing Fee Shortfall (Previous Period)                                                                                $0.00
Servicing Fees Accrued during this Period                                                    1.00%                 $464,602.49
Adjustment to Servicing Fee                                                                                              $0.00
Adjustment to Excess Distribution Amount Remaining                                                                       $0.00
Servicing Fees Paid this Period from Excess Distribution                                                           $464,602.49
Servicing Fee Shortfall                                                                                                  $0.00

Total Excess Distribution Amount Remaining                                                                         $992,015.46

8.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                         $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                   $0.00
Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                  $0.00
Certificateholders' Interest Carryover Shortfall  (Current Period)                                                       $0.00
Certificateholders' Principal Carryover Shortfall  (Current Period)                                                      $0.00

A-1 Note Principal Balance (End of Period)                                                                               $0.00
A-2 Note Principal Balance (End of Period)                                                                     $237,840,188.88
A-3 Note Principal Balance (End of Period)                                                                     $110,000,000.00
A-4 Note Principal Balance (End of Period)                                                                     $148,350,000.00
B Note Principal Balance (End of Period)                                                                        $28,664,500.02
Deferred Purchase Price Principal Balance (End of Period)                                                       $21,025,000.00
Certificate Principal Balance (end of Period)                                                                      $100,000.00
Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                     $545,979,688.90


A-1 Note Pool Factor (End of Period)                                               $86,400,000.00                    0.0000000
A-2 Note Pool Factor (End of Period)                                              $250,000,000.00                    0.9513608
A-3 Note Pool Factor (End of Period)                                              $110,000,000.00                    1.0000000
A-4 Note Pool Factor (End of Period)                                              $148,350,000.00                    1.0000000
B Note Pool Factor (End of Period)                                                 $34,125,000.00                    0.8399853
Deferred Purchase Price Pool Factor (End of Period)                                $21,025,000.00                    1.0000000
Certificate Pool Factor (endof Period)                                                $100,000.00                    1.0000000
Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                      0.8399688

Specified Spread Account Balance (after all distributions and adjustments)                                      $13,000,215.75

Yield Supplement Account Balance (after alldistributions and adjustment):                                          $513,057.49


CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
       $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                      15-Jul-99

(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                         $0.00

    (b)  A-2 Notes:                                                                                           $10,837,129.62
         per $1,000 original principal amount:                                                                        $43.35

    (c)  A-3 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                         $0.00

    (d)  A-4 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                         $0.00

    (e)  B Notes:                                                                                                $695,378.17
         per $1,000 original principal amount:                                                                        $20.38

    (f)  Total                                                                                                $11,532,507.79

(2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                         $0.00

    (b)  A-2 Notes:                                                                                            $1,137,698.73
         per $1,000 original principal amount:                                                                         $4.55

    (c)  A-3 Notes:                                                                                              $506,000.00
         per $1,000 original principal amount:                                                                         $4.60

    (d)  A-4 Notes:                                                                                              $693,536.25
         per $1,000 original principal amount:                                                                         $4.68

    (e)  B Notes:                                                                                                $151,692.70
          per $1,000 original principal amount:                                                                        $4.45

    (f)  Total                                                                                                 $2,488,927.68


(3) Pool Balance at the end of the related Collection Period                                                 $545,990,476.62

(4) After giving effect to distributions on current Payment Date:

    (a) (i)   outstanding principal amount of A-1 Notes:                                                               $0.00
        (ii)  A-1 Note Pool Factor:                                                                                0.0000000

    (b) (i)   outstanding principal amount of A-2 Notes:                                                     $237,840,188.88
        (ii)  A-2 Note Pool Factor:                                                                                0.9513608

    (c) (i)   outstanding principal amount of A-3 Notes:                                                     $110,000,000.00
        (ii)  A-3 Note Pool Factor:                                                                                1.0000000

    (d) (i)   outstanding principal amount of A-4 Notes:                                                     $148,350,000.00
        (ii)  A-4 Note Pool Factor:                                                                                1.0000000

    (e) (i)   outstanding principal amount of B Notes:                                                        $28,664,500.02
        (ii)  B Note Pool Factor:                                                                                  0.8399853

    (f) (i)   Deferred Purchase Price Balance                                                                 $21,025,000.00
        (ii)  Deferred Purchase Price Pool Factor:                                                                 1.0000000

    (g) (i)   Certificate Balance                                                                                $100,000.00
        (ii)  Certificate Pool Factor:                                                                            1.00000000

(5) Amount of Servicing Fee:                                                                                     $464,602.49
    per $1,000 Beginning of Collection Period:                                                                    1.69159852

(6) Amount of Administration Fee:                                                                                    $166.67
    per $1,000 Beginning of Collection Period:                                                                    0.00060683

(7) Aggregate Purchase Amounts for Collection Period:                                                                  $0.00

(8) Aggregate amount of Realized Losses for the
    Collection Period:                                                                                           $110,275.25

(9) Amount in Spread Account:                                                                                 $13,000,215.75

(10) Amount in Pre-Funding Account:                                                                                    $0.00

(11) For the Final payment date with respect to the Funding Period, the                                                   NA
     Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                                 $0.00

(13) Amount in Yield Supplement Account:                                                                         $513,057.49

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                      15-Jul-99

(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                         $0.00

    (b)  A-2 Notes:                                                                                           $10,837,129.62
         per $1,000 original principal amount:                                                                        $43.35

    (c)  A-3 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                         $0.00

    (d)  A-4 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                         $0.00

    (e)  B Notes:                                                                                                $695,378.17
         per $1,000 original principal amount:                                                                        $20.38

    (f)  Deferred Purchase Price:                                                                                      $0.00
         per $1,000 original principal amount:                                                                         $0.00

    (g)  Certificates:                                                                                                  0.00
         per $1,000 original principal amount:                                                                         $0.00

    (h)  Total:                                                                                               $11,532,507.79

(2)  Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                         $0.00

    (b)  A-2 Notes:                                                                                            $1,137,698.73
         per $1,000 original principal amount:                                                                         $4.55

    (c)  A-3 Notes:                                                                                              $506,000.00
         per $1,000 original principal amount:                                                                         $4.60

    (d)  A-4 Notes:                                                                                              $693,536.25
         per $1,000 original principal amount:                                                                         $4.68


    (e)  B Notes:                                                                                                $151,692.70
         per $1,000 original principal amount:                                                                         $4.45

    (f)  Deferred Purchase Price:                                                                                $108,629.17
         per $1,000 original principal amount:                                                                         $5.17

    (g)  Certificates:                                                                                               $516.67
         per $1,000 original principal amount:                                                                         $5.17

    (h)  Total:                                                                                                $2,598,073.52

(3) Pool Balance at end of related Collection Period:                                                        $545,990,476.62

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                $0.00
        (ii)  A-1 Note Pool Factor:                                                                                0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                      $237,840,188.88
       (ii)  A-2 Note Pool Factor:                                                                                 0.9513608

    (c) (i)  outstanding principal amount of A-3 Notes:                                                      $110,000,000.00
       (ii)  A-3 Note Pool Factor:                                                                                 1.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                      $148,350,000.00
       (ii)  A-4 Note Pool Factor:                                                                                 1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                         $28,664,500.02
       (ii)  C Note Pool Factor:                                                                                   0.8399853

    (f) (i)  Deferred Purchase Price Balance                                                                  $21,025,000.00
       (ii)  Certificate Pool Factor:                                                                              1.0000000

    (g) (i)  Certificate Balance                                                                                  100,000.00
       (ii)  Certificate Pool Factor:                                                                              1.0000000

(5)  Amount of Servicing Fee:                                                                                    $464,602.49
     per $1,000 Beginning of Collection Period:                                                                    1.6915985

(6)  Amount of Administration Fee:                                                                                   $166.67
     per $1,000 Beginning of Collection Period:                                                                    0.0006068

(7)  Aggregate Purchase Amounts for Collection Period:                                                                 $0.00

(8)  Aggregate amount of Realized Losses for the
     Collection Period:                                                                                          $110,275.25

(9)  Amount in Spread Account:                                                                                $13,000,215.75

(10) Amount in Pre-Funding Account:                                                                                    $0.00


(11) For the Final payment date with respect to the Funding Period, the                                       NA
     Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                                 $0.00

(13) Amount in Yield Supplement Account:                                                                         $513,057.49


=================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                         15-Jul-99

(1)  Payment of Administration Fee to Administrator:                                                                    $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                 $2,488,927.68

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                        $11,532,507.79

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                $108,629.17

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                      $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                        $516.67

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                          $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                          $464,602.49

(9)  Release to Seller from Excess Collections over Distributions                                                   $992,015.46

Check for Error                                                                                             NO ERROR
Sum of Above Distributions                                                                                  $15,587,365.93
Total Distribution Amount plus Releases to Seller                                                           $15,587,365.93

=================================================================================================================================


CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                         15-Jul-99
(1)  Total Distribution Amount:                                                                                  $15,587,365.93

(2)  Administration Fee:                                                                                                $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                  $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                   $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                          $1,137,698.73

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                   $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                            $506,000.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                   $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                            $693,536.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                  $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                             $151,692.70

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                    $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                         $2,488,927.68
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                            $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                          0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                     $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                    $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                   $10,837,129.62

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                         93.97%


(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                     $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                           $10,837,129.62

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                            $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                          0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                     $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                    $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                            $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                          0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                     $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                    $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                        $695,378.17

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                             6.03%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                 $695,378.17

(34)  Noteholders' Principal Distribution Amount:                                                                 $11,532,507.79

(35)  Noteholders' Distributable Amount:                                                                          $14,021,435.47


(36)  Deposit to Spread Account (from excess collections):                                                         $1,565,763.79

(37)  Specified Spread Account Balance (after all distributions and adjustments):                                 $13,000,215.75
      The Lesser of:

      (a) 2.00% of the Initial Pool Balance                                                                       $13,000,215.75

      (b) the Note Balance                                                                                       $524,854,688.90

(38)  Spread Account Balance over the Specified Spread Account Balance:                                            $1,565,763.79

(39)  Deffered Purchase Price Interest Distribution Amount:                                                          $108,629.17

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                                $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable
      to Deffered Purchase Price                                                                                            0.00%


(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                   $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                               $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                               $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                   $108,629.17

(39)  Certificateholders' Interest Distribution Amount:                                                                  $516.67

(40)  Certificateholders' Interest Carryover Shortfall:                                                                    $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                              0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                              $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                          $0.00

(44)  Certificates Principal Distribution Amount:                                                                          $0.00

(45)  Certificates Distribution Amount:                                                                                  $516.67

(46)  Servicing Fee:                                                                                                 $464,602.49

=================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1  5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2  5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3  5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4  5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                          00-Jan-00

(47)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                               $992,015.46
 (b) Release of Excess Amount in Negative Carry Account                                                                    $0.00
 (b) Release of Excess Amount in Yield Supplement Account                                                                  $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                        $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                               $557,522,984.41

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                     $0.00
           A-1 Note Pool Factor:                                                                                       0.0000000


           Outstanding Principal Balance of A-2 Notes:                                                           $237,840,188.88
           A-2 Note Pool Factor:                                                                                       0.9513608

           Outstanding Principal Balance of A-3 Notes:                                                           $110,000,000.00
           A-3 Note Pool Factor:                                                                                       1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                           $148,350,000.00
           A-4 Note Pool Factor:                                                                                       1.0000000

           Outstanding Principal Balance of B Notes:                                                              $28,664,500.02
           B Note Pool Factor:                                                                                         0.8399853

           Outstanding Principal Balance of the Deferred Purchase Price:                                          $21,025,000.00
           Deferred Purchase Price Pool Factor:                                                                        1.0000000

           Outstanding Principal Balance of the Certificates:                                                         100,000.00
           Certificate Pool Factor:                                                                                    1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                            $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                         $110,275.25

(53)  Spread Account Balance after giving effect to all distributions:                                            $13,000,215.75


                                                           16-Aug-99

Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1998-C

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1998-C is provided to Moody's for the following collection period.

          Pool Balance on                                                                                              05-Jun-99
                                                                                                                 $557,522,984.41
          Pool Balance on                                                                                              05-Jul-99
                                                                                                                 $545,990,476.62

          Realized Losses during collection period:                                                                  $110,275.25

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                                                            $1,276,298.91

          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection period:                                                             $0.00

Total Collections During the Collection Period:                                                                   $15,587,365.93

Sincerely,




Ralph Than
Case Credit Corporation

=================================================================================================================================



CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates


Prepared by  Lisa Sorenson (414)636-6184
                                      --------------------------------------------------------------------------
NPV Data Input Section                  30-Jun-99            05-Aug-99        05-Aug-99           05-Aug-99
                                      --------------------------------------------------------------------------
Scheduled cash flows as of the         Pool 5 Cutoff      Pool 1A (Retail)   Pool 1B (FPL)    Pool 1C (Forestry)
                                           56,403.72        2,280,426.77       865,680.69        485,813.66
                                          527,660.69        6,641,513.22     1,449,218.06        542,569.42
                                          444,065.27        4,315,670.41     1,413,884.08        551,542.37
                                          416,857.68        5,613,465.89     1,363,885.39        546,522.67
                                          426,869.43       13,400,557.76     1,377,459.05        535,382.78
                                          482,988.89       20,501,118.63     1,438,144.95        527,647.12
                                          606,885.40       12,934,066.38     1,262,184.95        502,635.92
                                          425,664.02        6,277,282.96     1,437,827.70        510,036.55
                                          378,655.34        4,081,660.93     1,158,514.28        497,481.64
                                          510,888.29        3,865,348.59     1,204,760.08        502,593.94
                                          501,604.68        4,006,588.89     1,112,904.47        502,593.94
                                        1,218,832.10        4,525,473.33     1,173,718.36        525,571.00
                                        1,175,805.83        4,540,754.28     1,117,378.23        520,667.61
                                          455,494.15        5,926,051.68     1,129,851.62        520,667.61
                                          472,555.77        4,126,430.60     1,147,980.87        518,487.55
                                          382,735.00        5,381,550.26     1,111,190.60        518,487.55
                                          447,477.90       13,210,526.77     1,325,979.27        518,487.55
                                          449,658.93       21,292,144.47     1,190,591.68        515,277.22
                                          622,794.06       12,530,604.38       967,693.27        488,039.03
                                          418,872.27        5,883,091.19     1,137,237.74        489,312.22
                                          367,720.05        3,686,389.89       957,117.64        479,595.31
                                          497,531.78        3,457,797.92       996,720.29        484,707.61
                                          489,221.55        3,550,962.70       923,671.83        484,707.61
                                        1,212,395.75        4,025,513.86     1,019,246.17        506,985.02
                                        1,124,809.77        4,172,299.57       997,856.68        505,528.92
                                          436,911.40        5,387,327.91       921,932.65        498,262.62
                                          453,392.32        3,688,506.96       966,496.94        496,369.32
                                          356,629.25        4,907,236.87       954,347.46        494,936.67
                                          423,564.92       12,620,012.94       939,770.81        491,873.22
                                          430,722.74       20,854,202.07     1,049,714.89        467,979.22
                                          597,888.96       11,962,189.47       780,140.27        415,582.14
                                          372,196.17        5,180,307.22       899,711.83        386,966.44
                                          350,552.87        2,943,400.50       797,428.21        359,354.94
                                          478,269.15        2,694,054.57       838,611.02        364,467.24
                                          472,148.65        2,784,885.19       762,841.26        364,467.24
                                        1,155,124.82        3,095,950.56       828,854.55        372,995.55
                                        1,061,535.50        3,225,301.28       789,155.80        366,920.53
                                          384,290.99        4,030,134.55       708,938.17        354,210.21
                                          369,402.54        2,882,984.48       706,696.98        352,370.46
                                          299,982.49        4,027,938.60       676,544.02        352,370.46
                                          360,880.73       10,549,136.72       594,169.48        348,648.62
                                          340,840.91       16,309,297.60       673,266.61        292,855.22
                                          480,427.77        8,550,620.46       444,358.96        211,533.65
                                          303,212.64        3,420,288.73       482,288.60         93,359.58
                                          267,418.28        1,321,202.30       448,416.80         41,335.61
                                          403,099.33        1,091,609.30       441,409.00         41,821.30
                                          393,797.05        1,160,929.29       396,599.24         41,721.30
                                          847,449.06        1,378,324.13       461,724.33         61,201.43
                                          707,710.18        1,450,386.48       378,775.01         58,381.15
                                          202,372.89        2,216,207.00       371,182.74         51,972.71
                                          194,783.38        1,202,370.22       310,825.02         51,972.71
                                          128,064.20        2,150,218.97       283,285.99         51,972.71
                                          188,322.71        7,466,135.52       162,684.14         45,254.55
                                          158,240.19       12,689,604.94       172,395.28         41,587.98
                                          343,224.60        5,821,004.43        65,768.09         33,454.83

                                  Page 1 of 38


                                          147,643.26        1,379,530.71        55,908.82         16,689.45
                                          113,795.89          170,312.08         6,166.33              0.00
                                          170,605.14           66,582.13         6,166.33              0.00
                                          190,312.49          123,234.11         6,166.33              0.00
                                          588,346.88           84,080.21        37,471.47              0.00
                                          386,454.70          163,977.41        13,429.95              0.00
                                           27,062.20          166,623.87        10,397.43              0.00
                                           37,967.97           27,411.04         5,470.33              0.00
                                            1,227.75          614,340.64        14,656.36              0.00
                                           29,142.93        1,200,755.68        19,292.98              0.00
                                            6,021.59        2,245,300.50        23,359.07              0.00
                                           71,460.23          378,518.28         1,859.80              0.00
                                              651.02                0.00             0.00              0.00
                                           19,305.91                0.00             0.00              0.00
                                            1,227.75                0.00             0.00              0.00
                                           15,675.09                0.00             0.00              0.00
                                           51,763.67                0.00             0.00              0.00
                                                                    0.00             0.00              0.00
                                                                    0.00             0.00              0.00
                                        ------------------------------------------------------------------------

Total Time Balance of Scheduled
Cash Flows                             28,935,569.48      353,909,727.25    47,789,377.30     20,404,230.88


                                  Page 2 of 38


CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Prepared by  Lisa Sorenson (414)636-6184

Scheduled Payment Date                                                                             16-Aug-99
Actual Payment Date                                                                                16-Aug-99
Collection Period Begin D                                                                          06-Jul-99
Collection Period End Dat                                              30-Jun-99                   05-Aug-99
Days in accrual period (30/360)                                                                           30
Days in accrual period (ACT/360)                                                                          32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                   $21,968,557.80

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                            $0.00
    Government obligors                                                                                $0.00
          Total Warranty Repurchases                                                                   $0.00

Total Collections For The Period                                                              $21,968,557.80

Total Collection                                                                              $21,968,557.80
Negative Carry Withdrawls                                                                              $0.00
Yield Supplement Withdrawals                                                                           $0.00

Reinvestment Income (including Pre-Funding Account, Spread Account (and YSA if any))             $128,584.15
Pre-Funding Account Reinvestment Income                                                                $0.00

 Total Distribution Amount                                                                    $22,097,141.95

MISCELLANEOUS DATA

 TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                    $1,446,849.66
    Scheduled Amounts 60 days or more past due                                                   $442,483.62
    Net Losses on Liquidated Receivables                                                           $2,895.99
    Number of Loans at Beginning of Period                                                            22,452
    Number of Loans at End of Period                                                                  21,848
    Repossessed Equipment not Sold or Reassigned (Beginning)                                           $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                 $0.00

                                   Page 3 of 38


CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Actual Payment Date                                                                                16-Aug-99
Collection Period Begin Date                                                                       06-Jul-99
Collection Period End Date                                                                         05-Aug-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                      $730,791,494.34
 A-1 Note Beginning Principal Balance                                                         $33,109,803.33
 A-2 Note Beginning Principal Balance                                                        $294,000,000.00
 A-3 Note Beginning Principal Balance                                                        $137,000,000.00
 A-4 Note Beginning Principal Balance                                                        $221,950,000.00
 B Note Beginning Principal Balance                                                           $29,231,691.01
 Certificate Beginning Principal Balance                                                      $15,500,000.00

Total Principal Balance of Notes and Certificates (End of Period)                            $713,936,935.04
 A-1 Note Principal Balance (End of Period)                                                   $16,929,426.40
                        A-1 Note Pool Factor (End of Period)                                       0.2240824
 A-2 Note Principal Balance (End of Period)                                                  $294,000,000.00
                        A-2 Note Pool Factor (End of Period)                                       1.0000000
 A-3 Note Principal Balance (End of Period)                                                  $137,000,000.00
                        A-3 Note Pool Factor (End of Period)                                       1.0000000
 A-4 Note Principal Balance (End of Period)                                                  $221,950,000.00
                        A-4 Note Pool Factor (End of Period)                                       1.0000000
 B Note Principal Balance (End of Period)                                                     $28,557,508.64
                        B Note Pool Factor (End of Period)                                         0.9212100
 Certificate Principal Balance (End of Period)                                                $15,500,000.00
                        Certificate Pool Factor (End of Period)                                    1.0000000

CONTRACT VALUE DECLINE                                                                        $16,854,559.30
 Pool Balance (Beg. of Collection Period)                                                    $730,792,275.32
 Pool Balance (End of Collection Period)                                                     $713,937,716.02

Total Distribution Amount (TDA)                                                               $22,097,141.95
 Total Collections and Investment Income for the Period                                       $22,097,141.95
 Negative Carry Amount                                                                                 $0.00

Principal Distribution Amount  (PDA)                                                          $16,854,559.30

Principal Allocation to Notes and Certificates                                                $16,854,559.30
 A-1 Noteholders' Principal Distributable Amount                                              $16,180,376.93
 A-2 Noteholders' Principal Distributable Amount                                                       $0.00
 A-3 Noteholders' Principal Distributable Amount                                                       $0.00
 A-4 Noteholders' Principal Distributable Amount                                                       $0.00
 B Noteholders' Principal Distributable Amount                                                   $674,182.37
 Certificateholders' Principal Distributable Amount                                                    $0.00

Interest Distributable Amount                                                                  $2,388,330.53
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                              $145,683.13
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                            $1,381,146.67
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                              $639,333.33
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                            $1,067,209.58
 Noteholders' Interest Distributable Amount applicable to B Notes                                $145,184.07
 Certificateholders' Interest Distributable Amount                                                $76,983.33

Spread Account
 Beginning Spread Account Balance                                                             $15,500,015.62
 Deposit to Spread Account from Pre-Funding Account                                                    $0.00

                                   Page 4 of 38


 Deposit to Spread Account from Excess Collections over Distributions                          $1,863,859.20
 Distribution from Spread Account for Interest / Principal Shortfall                                   $0.00

 Specified Spread Account Balance                                                             $15,500,015.62
 Ending Spread Account Balance (after distributions)                                          $15,500,015.62

Credit Enhancement                                                                                      2.17%
 Spread account % of Ending Pool Balance                                                                2.17%
 Overcollateralization % of Ending Pool Balance                                                         0.00%

 Scheduled Amounts 30 - 59 days past due                                                       $1,446,849.66
                        as % of Ending Pool Balance                                                     0.20%
 Scheduled Amounts 60 days or more past due                                                      $442,483.62
                        as % of Ending Pool Balance                                                     0.06%
 Net Losses on Liquidated Receivables                                                              $2,895.99
                        as % of Ending Pool Balance                                                     0.00%
 PART III -- SERVICING CALCULATIONS                                                                16-Aug-99









                                   Page 5 of 38



 1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE        Pool 5 Cutoff    Pool 1A (Retail)    Pool 1B (FPL)   Pool 1C (Forestry)

 Wtd. Avg. APR                                                     8.088%               8.519%         8.519%            8.519%
 Contract Value (Beg. of Collection Period), by
 origination pool                                                              $306,117,406.12   $43,377,335.75    $18,538,634.63

 Contract Value  (End of Collection Period), by
 origination pool                                          $24,208,659.81      $298,841,772.92   $41,420,144.57    $17,774,649.70
 Contract Value Decline                                    --------------      ---------------   --------------    --------------
                                                                                  $7,275,633.20    $1,957,191.18       $763,984.93
                                                                                          2.38%            4.51%             4.12%
 Initial Pool Balance                                                          $730,792,275.32
 Pool Balance (End of Collection Period)                                       $713,937,716.02

 Collections and Investment Income for the period                               $22,097,141.95
 Negative Carry Amount                                                                   $0.00

 Total Distribution Amount (TDA)                                                $22,097,141.95
 Principal Distribution Amount  (PDA)                                           $16,854,559.30

 Initial B Percentage                                                                    4.000%
 Unscheduled Principal (per pool)                                                $1,933,830.31          $0.00             $0.00
 Total Unscheduled Principal                                                     $2,659,937.66

 2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

 A-1 Note Beginning Principal Balance                                           $33,109,803.33
 A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                                       $0.00
 A-1 Noteholders' Share of the Principal Distribution
 Amount                                                                                  96.00%
 A-1 Noteholders' Principal Distributable Amount                                $16,180,376.93

 Principal Distribution Amount Remaining                                           $674,182.37

 A-2 Note Beginning Principal Balance                                          $294,000,000.00
 A-2 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                                       $0.00
 A-2 Noteholders' Share of the Principal Distribution Amount                              0.00%
 A-2 Noteholders' Principal Distributable Amount                                         $0.00

 Principal Distribution Amount Remaining                                           $674,182.37

 A-3 Note Beginning Principal Balance                                          $137,000,000.00
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
 A-3 Noteholders' Share of the Principal Distribution Amount                              0.00%
 A-3 Noteholders' Principal Distributable Amount                                         $0.00

 Principal Distribution Amount Remaining                                           $674,182.37

 A-4 Note Beginning Principal Balance                                          $221,950,000.00
 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
 A-4 Noteholders' Share of the Principal Distribution Amount                              0.00%
 A-4 Noteholders' Principal Distributable Amount                                         $0.00

 Principal Distribution Amount Remaining                                           $674,182.37

 B Note Beginning Principal Balance                                             $29,231,691.01
 B Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
 B Noteholders' Share of the Principal Distribution Amounts                               4.00%
 B Noteholders' Principal Distributable Amount                                     $674,182.37

 Principal Distribution Amount Remaining                                                 $0.00

 Certificate Beginning Principal Balance                                        $15,500,000.00
 Certificateholders' Principal Carryover Shortfall (Previous
 Period)                                                                                 $0.00
 Certificateholders' Share of the Principal Distribution Amounts                          0.00%
 Certificateholders' Principal Distributable Amount                                      $0.00

 Interest Accrued on Class A-1 Notes this period                                   $145,683.13
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Noteholders' Interest Distributable Amount applicable to
 A-1 Notes                                                                         $145,683.13

                                   Page 6 of 38


 Interest Accrued on Class A-2 Notes this period                                 $1,381,146.67
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes              $1,381,146.67

 Interest Accrued on Class A-3 Notes this period                                   $639,333.33
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-3 Notes                                                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                $639,333.33

 Interest Accrued on Class A-4 Notes this period                                 $1,067,209.58
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-4 Notes                                                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes              $1,067,209.58

 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period               $3,233,372.71
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                     $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Offered Noteholders' Interest Distributable Amount                              $3,233,372.71

 Interest Accrued on Class B Notes this period                                     $145,184.07
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to B Notes                                                                   $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                  $145,184.07

 Interest Accrued on Certificates this period                                       $76,983.33
 Certificateholders' Interest Carryover Shortfall (Previous Period)                      $0.00
 Interest Due (in Arrears) on Above Shortfall                                            $0.00
 Certificateholders' Interest Distributable Amount                                  $76,983.33

 3.  ALLOCATION OF DISTRIBUTION AMOUNTS

 a. TOTAL DISTRIBUTION AMOUNT (TDA)                                             $22,097,141.95

 Administration Fee Shortfall (Previous Period)                                          $0.00
 Administration Fee Accrued during this Period                                         $166.67
 Administration Fee Paid this Period from TDA                                          $166.67
 Administration Fee Shortfall                                                            $0.00

 Total Distribution Amount Remaining                                            $22,096,975.28

 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Interest Accrued on Class A-1 Notes this period                                   $145,683.13
 Noteholders' Interest applicable to A-1 Notes Paid this Period
 from TDA                                                                          $145,683.13
 Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                                $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Interest Accrued on Class A-2 Notes this period                                 $1,381,146.67
 Noteholders' Interest applicable to A-2 Notes Paid this
 Period from TDA                                                                 $1,381,146.67
 Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                                $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-3 Notes                                                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Interest Accrued on Class A-3 Notes this period                                   $639,333.33
 Noteholders' Interest applicable to A-3 Notes Paid this
 Period from TDA                                                                   $639,333.33
 Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                                $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-4 Notes                                                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Interest Accrued on Class A-4 Notes this period                                 $1,067,209.58
 Noteholders' Interest applicable to A-4 Notes Paid this
 Period from TDA                                                                 $1,067,209.58
 Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                                                $0.00

 Offered Noteholders' Interest Carryover Shortfall
 (Previous Period)                                                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00

                                   Page 7 of 38


 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes
 this period                                                                     $3,233,372.71
 Offered Noteholders' Interest Paid this Period from TDA                         $3,233,372.71
 Preliminary A Noteholders' Interest Carryover Shortfall
 (Current Period)                                                                        $0.00

 Total Distribution Amount Remaining                                            $18,863,602.57

 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to B Notes                                                                   $0.00
 Interest Due (in Arrears) on above Shortfall                                            $0.00
 Interest Accrued on Class B Notes this period                                     $145,184.07
 Noteholders' Interest applicable to B Notes Paid this Period
 from TDA                                                                          $145,184.07
 Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                                                  $0.00

 Total Distribution Amount Remaining                                            $18,718,418.50

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount                        $16,180,376.93
 A-1 Noteholders' Principal Distributable Amount Paid from TDA                  $16,180,376.93
 Preliminary A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                        $0.00

 Total Distribution Amount Remaining                                             $2,538,041.58

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount                                 $0.00
 A-2 Noteholders' Principal Distributable Amount Paid from TDA                           $0.00
 Preliminary A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                        $0.00

 Total Distribution Amount Remaining                                             $2,538,041.58

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount                                 $0.00
 A-3 Noteholders' Principal Distributable Amount Paid from TDA                           $0.00
 Preliminary A-3 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                        $0.00

 Total Distribution Amount Remaining                                             $2,538,041.58

 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
 A-4 Noteholders' Monthly Principal Distributable Amount                                 $0.00
 A-4 Noteholders' Principal Distributable Amount Paid from TDA                           $0.00
 Preliminary A-4 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                        $0.00

 Total Distribution Amount Remaining                                             $2,538,041.58

 B Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
 B Noteholders' Monthly Principal Distributable Amount                             $674,182.37
 B Noteholders' Principal Distributable Amount Paid from TDA                       $674,182.37
 Preliminary B Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                        $0.00

 Total Excess Distribution Amount Remaining                                      $1,863,859.20

 4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

 Beginning Pre-Funding Account Balance                                                   $0.00

 New Collateral Purchased                                                                $0.00
 Deposit to Spread Account                                                               $0.00
 Deposit to Yield Supplement Account (will be necessary only if
 required by rating agencies)                                                            $0.00
 Payment to Seller                                                                       $0.00

 Ending Pre-Funding Account Balance                                                      $0.00

 Excess Pre-Funded Amount/(Payment to Seller)                                            $0.00

 Adjusted Ending Pre-Funding Account Balance                                             $0.00

 5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

 Beginning Negative Carry Account Balance                                                $0.00
 Negative Carry                                                                      3.0079026%

                                   Page 8 of 38


 Number of Days Remaining                                                                 30.00

 Pre-Funded Percentage                                                                   0.000%
 Negative Carry Withdrawls                                                               $0.00
 Cumulative Negative Carry Withdrawls                                                    $0.00
 Maximum Negative Carry Amount                                                           $0.00
 Required Negative Carry Account Balance                                                 $0.00
 Interim Ending Negative Carry Account Balance                                           $0.00
 Negative Carry Amount Released to Seller                                                $0.00

 Ending Negative Carry Account Balance                                                   $0.00

 6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF
     REQUIRED BY RATING AGENCIES

 Beginning Yield Supplement Account Balance                                              $0.00
 Deposit to Yield Supplement Account from Pre-Funding Account                            $0.00
 Receivables Percentage                                                                 100.00%
 Withdrawal of Yield Supplement Amount                                                   $0.00
 Maximum Yield Supplement Amount                                                         $0.00
 Required Yield Supplement Amount                                                        $0.00
 Interim Yield Supplement Account Balance                                                $0.00
 Yield Supplement Amount Released to Seller                                              $0.00

 Ending Yield Supplement Account Balance                                                 $0.00

 7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

 Beginning Spread Account Balance                                               $15,500,015.62
 Deposit to Spread Account from Pre-Funding Account                                      $0.00
 Deposit to Spread Account from Excess Collections over Distribution             $1,863,859.20

 Distribution from Spread Account to Noteholders' Distr. Account                         $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                                $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                                $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                                $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                                                $0.00
 Remaining Distribution from Spread Account to Noteholders'
 Distr. Account                                                                          $0.00

 Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                                                  $0.00
 Remaining Distribution from Spread Account to Noteholders' Distr.
 Account                                                                                 $0.00

 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                        $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                        $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                        $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                        $0.00
 Remaining Distribution from Spread Account to Noteholders'
 Distr. Account                                                                          $0.00

 Adj to Preliminary B Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                        $0.00

 Preliminary Spread Account Balance Remaining                                   $17,363,874.82

 Cumulative Realized Losses since 28-February-99 (Cut-off Date)                     $68,753.70
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                      NO
 12*(Realized Losses during Collection Period + Repos at end of
 Collection Period)                                                                 $34,751.88
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?             NO
 60 day or > Delinquent Scheduled Amounts                                          $442,483.62
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                  NO
 Are any of the three conditions "YES"?                                         NO

 Preliminary A-1 Note Principal Balance (End of Period)                         $16,929,426.40
 Preliminary A-2 Note Principal Balance (End of Period)                        $294,000,000.00
 Preliminary A-3 Note Principal Balance (End of Period)                        $137,000,000.00
 Preliminary A-4 Note Principal Balance (End of Period)                        $221,950,000.00
 Preliminary B Note Principal Balance (End of Period)                           $28,557,508.64

                                   Page 9 of 38


 Preliminary Total Principal Balance of Notes  (End of Period)                 $698,436,935.04

 Specified Spread Account Balance                                                15,500,015.62
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                           15,500,015.62

 (b) the Note Balance                                                           698,436,935.04

 Preliminary Spread Account Balance Remaining                                   $17,363,874.82
 Preliminary Excess Amount in Spread Account                                     $1,863,859.20
 Preliminary Shortfall Amount in Spread Account                                          $0.00

 Deposit to Spread Account from Remaing Excess Distribution                              $0.00

 Spread Account Excess                                                           $1,863,859.20

 Ending Spread Account Balance (after distributions)                            $15,500,015.62
 Net Change in Spread Account Balance                                                    $0.00

 8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

 Total Excess Distribution Amount Remaining                                      $1,863,859.20

 Certificateholders' Interest Carryover Shortfall
 (Previous Period)                                                                       $0.00
 Interest Due (in Arrears) on Above Shortfall                                            $0.00
 Interest Accrued on Certificates this period                                       $76,983.33
 Certificateholders' Interest Paid from Excess Distribution                         $76,983.33
 Preliminary Certificateholders' Interest Carryover Shortfall
 (Current Period)                                                                        $0.00

 Total Excess Distribution Amount Remaining                                      $1,786,875.87

 Certificateholders' Principal Carryover Shortfall
 (Previous Period)                                                                       $0.00
 Certificateholders' Principal Distributable Amount applicable
 to current period                                                                       $0.00
 Certificateholders' Principal Distributable Amount Paid from
 Excess Distrbution                                                                      $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall
 (Current Period)                                                                        $0.00

 Total Excess Distribution Amount Remaining                                      $1,786,875.87

 Servicing Fee Shortfall (Previous Period)                                                0.00
 Servicing Fees Accrued during this Period                                         $608,993.56
 Servicing Fees Paid this Period Excess Distribution                               $608,993.56
 Adjustment to Servicing Fee                                                             $0.00
 Adjustment to Excess Distribution Amount Remaining                                      $0.00
 Servicing Fee Shortfall                                                                 $0.00

 Total Excess Distribution Amount Remaining                                      $1,177,882.31

 9.  ENDING BALANCES

 Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-1 Notes                                                                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-2 Notes                                                                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-3 Notes                                                                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-4 Notes                                                                 $0.00
 Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to B Notes                                                                   $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
 A-4 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00
 Certificateholders' Interest Carryover Shortfall (Ending Balance)                       $0.00
 Certificateholders' Principal Carryover Shortfall (Ending Balance)                      $0.00

 A-1 Note Principal Balance (End of Period)                                     $16,929,426.40
 A-2 Note Principal Balance (End of Period)                                    $294,000,000.00

                                   Page 10 of 38


 A-3 Note Principal Balance (End of Period)                                    $137,000,000.00
 A-4 Note Principal Balance (End of Period)                                    $221,950,000.00
 B Note Principal Balance (End of Period)                                       $28,557,508.64
 Certificate Principal Balance (End of Period)                                  $15,500,000.00
 Total Principal Balance of Notes and Certificates (End of Period)             $713,936,935.04

 A-1 Note Pool Factor (End of Period)                                                0.2240824
 A-2 Note Pool Factor (End of Period)                                                1.0000000
 A-3 Note Pool Factor (End of Period)                                                1.0000000
 A-4 Note Pool Factor (End of Period)                                                1.0000000
 B Note Pool Factor (End of Period)                                                  0.9212100
 Certificate Pool Factor (End of Period)                                             1.0000000
 Total Notes & Certificates Pool Factor (End of Period)                              0.9212089

 Specified Spread Account Balance (after all distributions and
 adjustments)                                                                   $15,500,015.62

 Yield Supplement Account Balance (after alldistributions and
 adjustment):                                                                            $0.00

                                   Page 11 of 38




=============================================================================================================

CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO NOTEHOLDERS

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                      16-Aug-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                              $16,180,376.93
        per $1,000 original principal amount:                                                        $214.17

 (b)   A-2 Notes:                                                                                      $0.00
         per $1,000 original principal amount:                                                         $0.00

 (c)   A-3 Notes:                                                                                      $0.00
         per $1,000 original principal amount:                                                         $0.00

 (d)   A-4 Notes:                                                                                      $0.00
         per $1,000 original principal amount:                                                         $0.00

 (e)   B Notes:                                                                                  $674,182.37
         per $1,000 original principal amount:                                                        $21.75

 (f)   Total                                                                                  $16,854,559.30

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                 $145,683.13
        per $1,000 original principal amount:                                                          $1.93

 (b)   A-2 Notes:                                                                              $1,381,146.67
         per $1,000 original principal amount:                                                         $4.70

 (c)  A-3 Notes:                                                                                 $639,333.33
        per $1,000 original principal amount:                                                          $4.67

 (d)  A-4 Notes:                                                                               $1,067,209.58
        per $1,000 original principal amount:                                                          $4.81

 (e)  B Notes:                                                                                   $145,184.07
         per $1,000 original principal amount:                                                         $4.68

 (f)   Total                                                                                   $3,378,556.78

(3) Pool Balance at the end of the related Collection Period                                 $713,937,716.02

(4) After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                          $16,929,426.40
     (ii)  A-1 Note Pool Factor:                                                                   0.2240824

 (b) (i)  outstanding principal amount of A-2 Notes:                                         $294,000,000.00
     (ii)  A-2 Note Pool Factor:                                                                   1.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                         $137,000,000.00
     (ii)  A-3 Note Pool                                                                           1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                         $221,950,000.00
     (ii)  A-4 Note Pool Factor:                                                                   1.0000000

                                                                 Page 12 of 38


 (e) (i)  outstanding principal amount of B Notes:                                            $28,557,508.64
     (ii)  B Note Pool Factor:                                                                     0.9212100

 (f) (i)  Certificate Balance                                                                 $15,500,000.00
     (ii)  Certificate Pool Factor:                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                    $608,993.56
      per $1,000 Beginning of Collection Period:                                                  0.83333333

(6)  Amount of Administration Fee:                                                                   $166.67
      per $1,000 Beginning of Collection Period:                                                  0.00022806

(7)  Aggregate Purchase Amounts for Collection Period:                                                 $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                       $2,895.99

(9)  Amount in Spread Account:                                                                $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                                   $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                  NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                $0.00

(13)  Amount in Yield Supplement Account:                                                              $0.00

=============================================================================================================

                                                                 Page 13 of 38


CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO CERTIFICATEHOLDERS

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                      16-Aug-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                              $16,180,376.93
        per $1,000 original principal amount:                                                        $214.17

 (b)  A-2 Notes:                                                                                       $0.00
        per $1,000 original principal amount:                                                          $0.00

 (c)  A-3 Notes:                                                                                       $0.00
        per $1,000 original principal amount:                                                          $0.00

 (d)  A-4 Notes:                                                                                       $0.00
        per $1,000 original principal amount:                                                          $0.00

 (e)  B Notes:                                                                                   $674,182.37
        per $1,000 original principal amount:                                                         $21.75

 (f)  Certificates:                                                                                    $0.00
        per $1,000 original principal amount:                                                          $0.00

 (g)  Total:                                                                                  $16,854,559.30

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                 $145,683.13
        per $1,000 original principal amount:                                                          $1.93

 (b)  A-2 Notes:                                                                               $1,381,146.67
        per $1,000 original principal amount:                                                          $4.70

 (c)  A-3 Notes:                                                                                 $639,333.33
        per $1,000 original principal amount:                                                          $4.67

 (d)  A-4 Notes:                                                                               $1,067,209.58
        per $1,000 original principal amount:                                                          $4.81

 (e)  B Notes:                                                                                   $145,184.07
        per $1,000 original principal amount:                                                          $4.68

 (f)  Certificates:                                                                               $76,983.33
        per $1,000 original principal amount:                                                          $4.97

 (g)  Total:                                                                                   $3,455,540.11

(3)  Pool Balance at end of related Collection Period:                                       $713,937,716.02

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                          $16,929,426.40
     (ii)  A-1 Note Pool Factor:                                                                   0.2240824

 (b) (i)  outstanding principal amount of A-2 Notes:                                         $294,000,000.00
     (ii)  A-2 Note Pool Factor:                                                                   1.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                         $137,000,000.00

                                                                 Page 14 of 38


     (ii)  A-3 Note Pool Factor:                                                                   1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                         $221,950,000.00
     (ii)  A-4 Note Pool Factor:                                                                   1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                            $28,557,508.64
     (ii)  B Note Pool Factor:                                                                     0.9212100

 (f) (i)  Certificate Balance                                                                 $15,500,000.00
     (ii)  Certificate Pool Factor:                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                    $608,993.56
      per $1,000 Beginning of Collection Period:                                                   0.8333333

(6)  Amount of Administration Fee:                                                                   $166.67
      per $1,000 Beginning of Collection Period:                                                   0.0002281

(7)  Aggregate Purchase Amounts for Collection Period:                                                 $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                       $2,895.99

(9)  Amount in Spread Account:                                                                $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                                   $0.00

(11)  For the Final payment date with respect to the Funding Period, the                   NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                $0.00

(13)  Amount in Yield Supplement Account:                                                              $0.00

                                                                 Page 15 of 38


=============================================================================================================

CASE EQUIPMENT LOAN TRUST 1999-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                      16-Aug-99

(1)  Payment of Administration Fee to Administrator:                                                 $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                              $3,378,556.78

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                     $16,854,559.30

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                  $76,983.33

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                       $0.00

(6)  Payment of Servicing Fee to Servicer:                                                       $608,993.56

(7) Release to Seller from Excess Collections over Distributions                               $1,177,882.31

Check for Error                                                                            NO ERROR
Sum of Above Distributions                                                                 $22,097,141.95
Total Distribution Amount plus Releases to Seller                                          $22,097,141.95

=============================================================================================================

                                                                 Page 16 of 38



CASE EQUIPMENT LOAN TRUST 1999-A
SERVICER'S CERTIFICATE

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                          16-Aug-99
(1)  Total Distribution Amount:                                                                   $22,097,141.95

(2)  Administration Fee:                                                                                 $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                             $145,683.13

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                    $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                           $1,381,146.67

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                    $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                             $639,333.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                    $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                           $1,067,209.58

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                   $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                              $145,184.07

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                     $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                          $3,378,556.78
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                    $16,180,376.93

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                                     96.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                      $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                            $16,180,376.93

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                                      0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                      $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                     $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                                      0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                      $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                     $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                                      0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                      $0.00

                                                                 Page 17 of 38


(29)  A-4 Noteholders' Principal Distributable Amount:                                                     $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                         $674,182.37

(31)  % of Principal Distribution Amount applicable to B Noteholders                                        4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                        $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                 $674,182.37

(34)  Noteholders' Principal Distribution Amount:                                                 $16,854,559.30

(35)  Noteholders' Distributable Amount:                                                          $20,233,116.08

(36)  Deposit to Spread Account (from excess collections):                                         $1,863,859.20

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                $15,500,015.62
   The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                            $15,500,015.62

 (b) the Note Balance                                                                            $698,436,935.04

(38)  Spread Account Balance over the Specified Spread Account Balance:                            $1,863,859.20

(39)  Certificateholders' Interest Distributable Amount:                                              $76,983.33

(40)  Certificateholders' Interest Carryover Shortfall:                                                    $0.00

(41)  % of Principal Distribution Amount applicable to Certificat holders                                   0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                       $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                   $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                  $0.00

(45)  Certificateholders' Distributable Amount:                                                       $76,983.33

(46)  Servicing Fee:                                                                                 $608,993.56

(47)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Excess Distributions                                                     $1,177,882.31
 (b) Release of Excess Amount in Negative Carry Account                                                    $0.00
 (c) Release of Excess Amount in Yield Supplement Account                                                  $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                        $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                               $730,792,275.32

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                            $16,929,426.40
           A-1 Note Pool Factor:                                                                       0.2240824

           Outstanding Principal Balance of A-2 Notes:                                           $294,000,000.00
           A-2 Note Pool Factor:                                                                       1.0000000

           Outstanding Principal Balance of A-3 Notes:                                           $137,000,000.00
           A-3 Note Pool Factor:                                                                       1.0000000

           Outstanding Principal Balance of A-4 Notes:                                           $221,950,000.00
           A-4 Note Pool Factor:                                                                       1.0000000

           Outstanding Principal Balance of B Notes:                                              $28,557,508.64
           B Note Pool Factor:                                                                         0.9212100

                                                                 Page 18 of 38


           Outstanding Principal Balance of the Certificates:                                     $15,500,000.00
           Certificate Pool Factor:                                                                    1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                            $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                           $2,895.99

(53)  Spread Account Balance after giving effect to all distributions:                            $15,500,015.62







                                                                 Page 19 of 38


------------------------------------------------------------------------
    05-Aug-99        05-Aug-99        05-Aug-99           05-Aug-99
------------------------------------------------------------------------
     Pool 2            Pool 3           Pool 4              Pool 5
    695,166.45        648,317.70       608,607.98         147,904.19
  2,231,697.23      2,275,379.28     2,241,150.87         440,080.88
  1,899,952.79      2,322,863.39     1,826,035.96         412,873.29
  1,879,184.01      2,261,969.28     2,059,541.75         422,885.04
  2,231,646.28      2,326,752.15     2,398,497.11         479,004.50
  2,326,254.88      2,760,805.42     2,483,326.15         603,964.08
  2,670,252.94      2,197,719.68     1,814,390.81         422,742.70
  8,022,915.14      2,491,770.61     1,809,009.17         375,734.02
  5,282,441.44      8,125,302.67     2,457,084.80         506,903.90
  1,700,560.44      5,642,914.73     5,924,138.27         497,713.76
  1,635,161.26      1,797,699.67     3,840,250.96       1,208,718.85
  1,596,615.97      1,937,320.19     1,677,107.29       1,157,047.30
  1,690,272.40      1,956,574.82     2,006,346.65         451,509.76
  2,026,720.93      2,137,198.66     2,353,884.69         468,571.38
  1,802,675.40      2,229,123.72     1,818,670.32         378,750.61
  1,843,275.42      2,229,236.99     2,050,458.12         443,451.80
  2,151,289.63      2,323,091.96     2,368,870.34         445,291.03
  2,381,378.30      2,776,738.18     2,459,712.62         619,496.69
  2,613,369.82      2,137,725.66     1,793,290.39         415,610.50
  7,870,706.96      2,444,641.95     1,781,608.47         364,798.73
  5,088,460.34      8,059,432.19     2,429,116.13         493,518.26
  1,683,690.20      5,496,280.91     5,816,639.70         485,119.99
  1,522,512.03      1,680,693.01     3,760,763.16       1,201,777.67
  1,469,846.18      1,819,958.34     1,597,184.04       1,106,206.73
  1,537,439.01      1,829,934.87     1,943,059.36         433,204.84
  1,888,532.86      2,008,454.89     2,275,847.21         449,685.76
  1,689,231.39      2,103,447.35     1,742,836.47         352,922.69
  1,739,292.81      2,043,631.70     1,973,732.97         419,858.36
  1,933,527.36      2,186,869.56     2,275,616.16         427,016.18
  2,293,656.18      2,651,386.56     2,383,755.99         595,245.47
  2,527,449.39      1,993,870.25     1,714,565.56         369,552.68
  7,712,416.12      2,345,727.87     1,701,993.15         348,028.78
  4,786,653.77      7,869,227.17     2,357,141.55         474,580.67
  1,370,197.47      5,186,656.44     5,937,358.70         468,858.15
  1,204,046.22      1,344,169.36     3,581,458.85       1,151,195.22
  1,181,628.49      1,447,337.29     1,379,680.97       1,039,336.93
  1,236,819.05      1,438,974.12     1,689,083.67         378,919.84
  1,519,307.48      1,617,728.76     1,984,918.28         366,536.15
  1,376,983.12      1,650,223.94     1,486,339.64         294,595.02
  1,477,677.84      1,566,290.15     1,699,563.06         357,030.25
  1,610,634.93      1,714,259.63     1,948,141.54         338,057.25
  1,655,748.67      2,176,183.48     2,078,959.36         476,562.49
  2,078,493.23      1,603,312.56     1,457,606.69         302,128.05
  5,503,771.61      1,765,626.65     1,385,321.23         266,007.30
  3,242,858.62      5,436,164.01     1,982,053.13         398,458.00
    587,809.37      3,228,489.94     4,724,336.56         383,042.91
    355,435.87        507,414.28     2,768,928.66         851,621.73
    426,008.93        575,064.32       678,510.90         685,488.08
    456,355.48        580,359.24       894,132.45         202,372.89
    663,717.77        805,442.18     1,103,556.55         194,851.39
    543,943.19        796,911.74       731,746.35         128,064.20
    537,665.87        686,631.30       854,260.31         188,322.71
    623,781.42        815,350.12     1,152,488.63         158,240.19
    834,737.88      1,130,762.92     1,200,907.75         340,774.50
  1,137,935.64        736,915.16       729,143.86         147,643.26

                                                                 Page 20 of 38


  3,671,958.41        890,727.52       695,536.06         113,795.89
  1,803,750.29      3,292,058.19     1,109,287.14         170,605.14
    145,925.55      1,667,429.67     3,472,131.40         190,112.59
     23,894.07         53,664.51     1,472,753.48         589,199.50
     29,302.94         44,224.64        95,223.58         383,559.85
     34,411.67         29,558.29       127,832.16          27,201.03
     20,739.44        142,086.62       265,271.72          37,967.97
     10,862.76         84,013.51        73,501.68           1,227.75
     44,465.13         15,047.44       104,641.14          29,142.93
     46,607.70         24,016.42       270,999.79           6,021.59
    195,632.91        128,814.01       106,826.20          71,460.23
    380,311.21         58,591.00        49,413.19             651.02
    234,227.50        269,431.51        25,280.22          19,603.43
          0.00        243,337.46       321,754.71           1,227.75
          0.00              0.00       354,261.82          15,675.09
          0.00              0.00             0.00          51,763.67
          0.00              0.00             0.00               0.00
          0.00              0.00             0.00               0.00
          0.00              0.00             0.00               0.00

----------------------------------------------------------------------

126,691,893.06    138,865,329.76   127,737,445.60      28,247,093.03



                                                                 Page 21 of 38



Pool 2                 Pool 3           Pool 4              Pool 5

          8.163%            7.995%            8.337%            8.088%
$109,785,394.96   $120,088,097.28   $108,704,806.64    $24,180,599.94
$107,570,770.57   $118,015,476.09   $106,593,313.23    $23,721,588.94
  $2,214,624.39     $2,072,621.19     $2,111,493.41       $459,011.00
           2.02%             1.73%             1.94%             1.90%


    $390,151.32        $81,152.91       $189,010.46        $65,792.66













                                                                 Page 22 of 38

